UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05426

AIM Investment Funds (Invesco Investment Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	August 31

Date of reporting period:	08/31/19

Item 1. Reports to Stockholders.

Annual Report	8/31/2019

Invesco Oppenheimer Capital Income Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Capital Income Fund. See Important Update on the following page for more information.

Important Updates

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/19

	Class A Shares of the Fund
				Bloomberg	Custom Invesco
	Without Sales	With Sales	Russell 3000	Barclays U.S.	Oppenheimer
	Charge	Charge	Index	Aggregate Bond	Capital Income
				Index	Index

1-Year	2.55%	-3.10%	1.31%	10.17%	7.38%

5-Year	3.32	2.16	9.60	3.35	5.76

10-Year	6.46	5.86	13.35	3.91	7.47

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses.

3      OPPENHEIMER INVESCO CAPITAL INCOME FUND

Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4      OPPENHEIMER INVESCO CAPITAL INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a total return of 2.55% during the one-year period ending 8/31/19. On a relative basis, the Fund underperformed the Custom Invesco Oppenheimer Capital Income Index, a customized weighted index comprised of 65% Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Index) and 35% Russell 3000 Index, which returned 7.38%. Measured separately, the Barclays Index returned 10.17% and the Russell 3000 Index returned 1.31%. The double digit return of the Barclays Index during the reporting period was driven in large part by the sharp drop in interest rates, with the yield on the 10-year Treasury note falling from 2.86% to 1.50% during that period. The Fund also underperformed the Morningstar 30-50% Equity Category average, which returned 3.58%. All three of the Fund’s strategies generated positive returns during the reporting period. The Equity & Equity Like strategy underperformed the Russell 3000 Index while the High-Grade Fixed Income and Opportunistic strategies both underperformed the Barclays Index. The Fund continues to deliver on its value proposition of attractive total returns combined with low volatility (7.01% standard deviation vs. 18.69% for the S&P 500 and 19.42% for the Russell 3000 Index during the reporting period), good downside risk mitigation, an attractive yield and high risk-adjusted returns.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

5      INVESCO OPPENHEIMER CAPITAL INCOME FUND

The Fund’s Class A shares paid four dividends during the period: $0.0611 per share in June 2019, $0.0609 per share in March 2019, $0.0907 per share in December 2018 and $0.0609 per share in September 2018 for a total of $0.2736 per share in the last 12 months. (The Fund’s Class A shares had a NAV of $10.26 per share on 8/30/19, the last business day of the reporting period.) In addition, we believe that upside/downside capture ratios provide a good measure of the Fund’s downside protection. The upside capture ratio is the cumulative performance of the Fund in all up months of positive return divided by the cumulative performance of the index in those months. The downside capture ratio is the cumulative performance of the Fund in all down months of negative return divided by the cumulative performance of the index in those months. In our view, these distributions, combined with the upside/ downside capture ratios, are a testament to the Fund’s intelligent blending of multiple asset classes.

More broadly, the Fund seeks to deliver total return by providing a stream of income along with capital appreciation while attempting to mitigate downside risk. The Fund invests opportunistically in a broad range of securities across asset classes and capital structures. The portfolio is designed as a conservative investment vehicle with income, upside potential, strong risk-adjusted returns, controlled drawdowns and low volatility.

MARKET OVERVIEW

Regarding the macro environment, risk assets around the world rallied from the date of Trump’s election victory in November 2016 through 12/31/17, pushing valuations close to all-time highs for a variety of asset classes. During 2018, many of these asset classes reversed course and posted losses after a particularly punishing fourth quarter. They reversed course yet again and rallied in the first eight months of 2019 as global economic growth slowed, inflation expectations moderated, trade wars flared up and central banks around the world began cutting interest rates. In particular, more than a dozen central banks cut interest rates in the second quarter of 2019, and still more have cut rates through the end of the reporting period. Against this backdrop, the Federal Reserve (Fed) paused its own rate hiking cycle in January and then cut rates in July for the first time since 2008. In the one-year period ending 8/31/19, the S&P 500 generated a total return of 2.92% while the DAX Index fell 3.44%, the MSCI Emerging Markets Index fell 4.01% and the Shanghai Stock Exchange Composite Index climbed 8.54%. Growth equities continued to outperform value equities in the period, with the Russell 1000 Growth Index generating a 4.27% total return compared to 0.62% for the Russell 1000 Value Index.

Interest rates in the U.S. and around the world fell sharply during the reporting period. As indicated above, the 10-year Treasury yield fell by 136 basis points (bps) to 1.50% on 8/30/19 as economic growth in the U.S.

6      INVESCO OPPENHEIMER CAPITAL INCOME FUND

slowed to approximately 2% by the end of the period.

FUND REVIEW

Equity & Equity Like Strategy. The Fund’s Equity & Equity-Like strategy underperformed the Russell 3000 Index during the reporting period. The strongest contributors to performance were our holdings in Xilinx, Coca-Cola and Live Nation. The largest detractors were our positions in Mylan, the Hang Seng Index Futures and the FTSE 100 Index Futures.

Our position in Xilinx Inc. (XLNX), a semiconductor manufacturer, contributed to performance in the period. The shares have benefited from strong sales into 5G infrastructure providers which has helped the company offset the inventory correction that has negatively impacted its peers. Furthermore, investors are optimistic about the company’s progress in penetrating the data center market. The position was exited in connection with the transition to the Fund’s current portfolio management team.

Our position in The Coca-Cola Company (KO), a manufacturer and retailer of non-alcoholic beverages, also contributed to performance. The company benefited from several factors. First, many investors view Coca-Cola as a defensive play, which tends to help performance during periods of higher market volatility. Second, the company’s strong brand equity, leverage over retailers and efforts regarding packaging architecture continue to be a tailwind for price/mix, which in turn supported its ability to grow organic sales near the mid-single digit level. At the same time, investors were concerned about the company’s peers which struggled to increase prices to offset rising logistics and labor costs. The position was exited in connection with the transition to the Fund’s current portfolio management team.

Our holdings in Live Nation (LYV), a global leader in live entertainment, ticketing and talent management services, contributed to performance as well. During the past year, the company has benefited from both increased attendance and increased spending at its events. In addition, Live Nation is expanding its geographic reach by acquiring OCESA Entertainment, a leading promoter in Mexico with which it has previously partnered on various events. The position was exited in connection with the transition to the Fund’s current portfolio management team.

In contrast, our position in Mylan (MYL), a global generics and specialty pharmaceutical company, detracted from performance due to a combination of factors. In the second half of 2018, the company started a restructuring program at is manufacturing facility in Morgantown, WV. That process was an added distraction to an already challenged U.S. generics business. In May 2019, the company reported disappointing quarterly results and missed expectations for its European generics division, which is normally a fairly steady business. In July 2019, investors had a mixed reaction to Mylan’s announcement that it

7      INVESCO OPPENHEIMER CAPITAL INCOME FUND

was combining with Upjohn, which is Pfizer’s off-patent branded and generics business. The position was exited in connection with the transition to the Fund’s current portfolio management team.

Our position in the Hang Seng Index Futures also detracted from performance as continued trade tensions and protests over an extradition measure dampened sentiment.

Likewise, our position in the FTSE 100 Index Futures detracted from performance as investors continued to deal with the specter of a no-deal Brexit.

Opportunistic Strategy. In this strategy we seek asymmetric risk/reward opportunities and investments where the return profile has a low correlation to traditional investment strategies. We also seek investments that can help to achieve the broader objectives of the Fund. This strategy underperformed the Barclays Index during the reporting period. Among the top performers in this strategy were our short position in Treasury Futures and our long positions in gold and the debt of Bank of America. The biggest detractors included our long position in senior bank loans, our short position in Treasury futures and our long/short position in European sovereign debt.

Our position in gold (GLD) contributed to performance as the yellow metal climbed by 26.58% to $1,520 per troy ounce in the reporting period. Gold bullion, which began the period at $1,201, oscillated in a

$359 range before ending the period with a gain of $319 per ounce. The precious metals complex climbed on the back of rising geopolitical risks in the Middle East and Europe, slowing economic growth, benign inflation expectations, continuing trade wars and easing monetary policies. We believe some investors are increasingly viewing gold and other precious metals as warrants (i.e., long-dated options) on monetary policy going off the rails or a potential hedge against competitive currency debasement or adverse geopolitical events.

Our position in the corporate debt of Bank of America contributed to performance as well. These are junior subordinated fixed-to-floating-rate bonds which are now paying a fixed rate of 6.25%. If these securities are not called (redeemed) in September of 2024, they will pay interest at a floating rate of 3-month Libor plus 371 bps. These bonds benefited from a rally in longer-term Treasuries which was partially offset by a widening in corporate credit spreads. Although the performance of these bonds lagged behind the performance of longer-dated Treasuries, these bonds meaningfully outperformed the total return on high yield bonds and the S&P’s preferred stock index.

In contrast, our position in the Invesco Oppenheimer Master Loan Fund detracted from performance in the period. Supply chain disruptions from tariff increases and uncertainty regarding the future of U.S. / China trade relations contributed to slowing economic growth. An increase in perceived

8      INVESCO OPPENHEIMER CAPITAL INCOME FUND

economic risk caused credit spreads to widen, negatively impacting our position. Default rates on loans remain at relatively low levels on a historical basis, although they have increased modestly in recent months.

Our short position in Treasury futures also detracted from performance. This position benefits from higher domestic interest rates. Supply chain disruptions from tariff increases and trade uncertainty weakened the U.S. economy. As a result of these and other factors, the Fed cut interest rates in July for the first time in a decade. Longer dated interest rates declined, which negatively impacted the value of our position.

Similarly, our long/short position in European credit spreads detracted from performance. This position benefits from wider spreads between Germany and less credit worthy European sovereigns (i.e., Italy, Spain and France). Deterioration in the European economy prompted the ECB to signal that it may ease financial conditions in the near term. This guidance exceeded expectations and caused credit spreads to tighten in Europe. This, in turn, caused the outperformance of bonds in Italy, Spain and France relative to German bonds, negatively impacting the value of our position. Furthermore, the breakup of the coalition government in Italy opened the door for a new left/center left coalition that is likely to be more cooperative with the European Union, thereby increasing the odds of a market friendly budget deal and negatively impacting our position.

High Grade Fixed Income Strategy. The High-Grade Fixed Income strategy generated a positive return and contributed to performance on an absolute basis but was a relative detractor in the reporting period. This strategy favored corporate bonds, mortgages and other securitized products over government debt. The dollar was generally stronger during the period against a basket of currencies for the largest trading partners of the U.S. In addition, the yield on the 10-year Treasury note fell from 2.86% to 1.50% by the end of the period. An allocation to non-agency MBS contributed to performance as these securities benefited from solid fundamentals and a strong technical environment. Also benefiting performance was an allocation to BB-rated corporate bonds and solid security selection.

The High-Grade Investment Team shortened duration marginally below that of the benchmark early in the reporting period as Treasury yields backed up. Later in the period, as economic growth slowed, the trade wars flared up and the Fed paused in its hiking cycle, the High-Grade Team neutralized duration relative to the benchmark. Within structured credit, the High-Grade Team maintained its position in auto ABS given its attractive fundamentals, carry and solid structures. The Team also maintained a small overweight in CMBS and remained up-in-structure. Early in the reporting period, the Team was cautiously engaged in investment grade corporate credit with modest exposure to typically high Sharpe ratio BB-rated corporates. Later in the period as

9      INVESCO OPPENHEIMER CAPITAL INCOME FUND

economic growth slowed and macro factors deteriorated, the High-Grade Team began reducing this exposure. Throughout the reporting period, the Team avoided corporate bonds that were rated B or below as well as emerging market debt.

OUTLOOK

Trade tensions and central bank activity continue to be the primary drivers of sentiment shifts across markets. Several central banks have meetings scheduled for September during which continued weakness in manufacturing, inverted yield curves and the impact of trade issues will be factored into decisions. Market weakness seems to be signaling to policymakers that policy is too restrictive. Disappointment on this front could unleash a new wave of risk-off sentiment. Conversely, if central banks move to make material concessions on the policy front and meaningful progress can be made on trade issues, risk assets may see a powerful rebound. Given the current lack of clarity on the way forward, and with some now suggesting that negative interest rates may even spread to the U.S., we continue to believe that a prudent balance of risks is critical. We believe that the ability to generate attractive returns efficiently without taking undue risks, controlling volatility and limiting drawdowns will be of greater value to investors in this kind of environment, and that is where our investment team’s efforts are focused. Thank you for your continued investment in Invesco Oppenheimer Capital Income Fund.

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Top Holdings and Allocations

TOP TEN HOLDINGS
Invesco Oppenheimer Master Loan Fund	12.1%
United States Treasury Bond, 4.25%, 11/15/40	7.7
Royal Bank of Canada, iShares U.S. Real Estate Exchange Traded Fund Equity Linked Nts., 9/9/19	2.8
BNP Paribas Issuance BV, iShares U.S. Reale Estate Exchange Traded Fund Equity Linked Nts., 9/13/19	2.8
Merrill Lynch International & Co., Alerian MLP Exchange Traded Fund Equity Linked Nts.	2.8
UBS AG, Alerian MLP Exchange Traded Fund Equity Linked Nts., 10/1/19	2.0
Credit Suisse AG (London), iShares U.S. Real Estate Exchange Traded Fund Equity Linked Nts., 9/30/19	2.0
Barclays Bank plc, Alerian MLP Exchange Traded Fund Equity Linked Nts., 9/27/19	2.0
Goldman Sachs Group, Inc. (The), iShares U.S. Real Estate Exchange Traded Fund Equity Linked Nts., 9/23/19	1.9
Alerian MLP Exchange Traded Fund	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019, and are based on net assets.

PORTFOLIO COMPOSITION BY SECURITY TYPE
Preferred Stocks	21.1%
Structured Securities	16.8
Non-Convertible Corporate Bonds and Notes	16.4
Foreign Government Obligations	16.3
Investment Companies	14.4
U.S. Government Obligations	8.0
Asset-Backed Securities	4.8
Mortgage-Backed Obligations
Government Agency	0.7
Non-Agency	1.5
Convertible Corporate Bonds and Notes	—*

* Less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019, and are based on the total market value of investments.

For more current Fund holdings, please visit invesco.com.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS 8/31/19

	Inception Date	1-Year	5-Year	10-Year

Class A (OPPEX)	12/1/70	2.55%	3.32%	6.46%

Class C (OPECX)	11/1/95	1.76	2.51	5.61

Class R (OCINX)	3/1/01	2.33	3.04	6.14

Class Y (OCIYX)	1/28/11	2.79	3.55	5.50	[1]

Class R5 (CPIFX)[2]	5/24/19	2.56	3.32	6.46

Class R6 (OCIIX)[3]	12/27/13	3.05	3.75	4.36	[1]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/19

	Inception Date	1-Year	5-Year	10-Year

Class A (OPPEX)	12/1/70	-3.10%	2.16%	5.86%

Class C (OPECX)	11/1/95	0.76	2.51	5.61

Class R (OCINX)	3/1/01	2.33	3.04	6.14

Class Y (OCIYX)	1/28/11	2.79	3.55	5.50	[1]

Class R5 (CPIFX)[2]	5/24/19	2.56	3.32	6.46

Class R6 (OCIIX)[3]	12/27/13	3.05	3.75	4.36	[1]

1. Shows performance since inception.

2. Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class

A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

3. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different

12      INVESCO OPPENHEIMER CAPITAL INCOME FUND

expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Custom Invesco Oppenheimer Capital Income Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Custom Invesco Oppenheimer Capital Income Index is a customized weighted index currently comprised of 35% Russell 3000 Index and 65% Bloomberg Barclays U.S. Aggregate Bond Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Morningstar 30-50% Equity Allocation Category Average is the average return of the mutual funds within the investment category as defined by Morningstar. Returns include the reinvestment of distributions but do not consider sales charges. The Morningstar 30-50% Equity Category Average performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

13      INVESCO OPPENHEIMER CAPITAL INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	March 1, 2019	August 31, 2019	August 31, 2019[1,2]
Class A	$ 1,000.00	$ 1,035.30	$ 4.42
Class C	1,000.00	1,030.80	8.38
Class R	1,000.00	1,033.60	5.81
Class Y	1,000.00	1,035.40	3.19
Class R5	1,000.00	1,035.30	1.49
Class R6	1,000.00	1,037.00	2.47

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.87	4.39
Class C	1,000.00	1,016.99	8.32
Class R	1,000.00	1,019.51	5.77
Class Y	1,000.00	1,022.08	3.16
Class R5	1,000.00	1,022.48	2.76
Class R6	1,000.00	1,022.79	2.45

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 99/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	0.86%
Class C	1.63
Class R	1.13
Class Y	0.62
Class R5	0.54
Class R6	0.48

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated

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at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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CONSOLIDATED

SCHEDULE OF INVESTMENTS August 31, 2019

	Shares	Value
Preferred Stocks—20.4%
Aegon NV, 6.375% Jr. Sub.	149,950	$3,883,705
Allstate Corp. (The), 5.10% Sub. Debs., Non-Vtg. [US0003M+316.5][1]	83,700	2,231,442
Allstate Corp. (The), 5.625% Non-Cum., Series G, Non-Vtg.	146,825	4,009,791
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	137,075	3,484,446
American International Group, Inc., 5.85%, Series A, Non-Vtg.	93,450	2,568,940
Assured Guaranty Municipal Holdings, Inc., 6.25% Sr. Unsec.	78,875	2,169,062
AT&T, Inc., 5.35% Sr. Unsec.	242,450	6,521,905
AT&T, Inc., 5.625% Sr. Unsec.	149,950	4,102,632
Athene Holding Ltd., 6.35% Non-Cum., Series A, Non-Vtg. [US0003M+425.3][1]	127,750	3,631,933
Axis Capital Holdings Ltd., 5.50% Non-Cum., Series E	149,950	3,807,230
Bank of America Corp., 5.875% Non-Cum., Series HH, Non-Vtg.	177,000	4,825,020
Bank of America Corp., 6.00% Non-Cum., Series EE, Non-Vtg.	230,100	6,086,145
Bank of America Corp., 6.00% Non-Cum., Series GG, Non-Vtg.	230,100	6,175,884
Bank of America Corp., 6.20% Non-Cum., Series CC, Non-Vtg.	252,275	6,609,605
Bank of America Corp., 6.50% Non-Cum., Series Y, Non-Vtg.	274,475	7,051,263
Bank of America Corp., 6.625% Non-Cum., Series W	203,125	5,078,125
Bank of America Corp., 5.375% Non-Cum., Series KK, Non-Vtg.	269,575	7,111,388
Bank of New York Mellon Corp. (The), 5.20% Non-Cum.	105,525	2,713,048
BB&T Corp., 5.625% Non-Cum., Series E, Non-Vtg.	225,225	5,632,877
BB&T Corp., 5.625% Non-Cv.	264,750	6,976,162
Capital One Financial Corp., 5.20% Non-Cum., Series G, Non-Vtg.	168,975	4,342,657
Capital One Financial Corp., 6.00% Non-Cum., Series H	172,100	4,577,860
Capital One Financial Corp., 6.20% Non-Cum., Non-Vtg.	78,875	2,047,595
Charles Schwab Corp. (The), 5.95% Non-Cum., Series D, Non-Vtg.	149,950	3,942,186
Charles Schwab Corp. (The), 6.00% Non-Cum., Series C, Non-Vtg.	100,775	2,694,724
Citigroup, Inc., 6.30% Non-Cum., Series S, Non-Vtg.	191,225	5,023,481
Citigroup, Inc., 6.875% Non-Cum., Series K, Non-Vtg. [US0003M+413][1]	274,475	7,671,576
Citigroup, Inc., 7.125% Non-Cum., Series J, Non-Vtg. [US0003M+404][1]	172,100	4,937,549
CMS Energy Corp., 5.875% Jr. Sub.	114,875	3,163,657
Deutsche Bank Contingent Capital Trust V, 8.05% Non-Cum., Non-Vtg.	394,225	10,171,005
Dominion Energy, Inc., 5.25% Cum. Jr. Sub., Series A	149,950	3,981,172
Duke Energy Corp., 5.125% Jr. Sub.	93,625	2,370,585
Duke Energy Corp., 5.625% Jr. Sub.	92,575	2,596,729
Duke Energy Corp., 5.75% Cum., Series A, Non-Vtg.	186,350	5,173,076
eBay, Inc., 6.00% Sr. Unsec.	137,075	3,670,868
Enbridge, Inc., 6.375% Sub., Series B [US0003M+359.3][1]	124,700	3,481,624
Energy Transfer Operating LP, 7.60% Cum., Series E [US0003M+516.1][1]	149,950	3,745,751
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg. [US0003M+371][1]	83,700	2,356,155
Ford Motor Co., 6.20% Sr. Unsec., Non-Vtg.	141,975	3,900,053
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	198,275	5,295,925
Goldman Sachs Group, Inc. (The), 6.375% Non-Cum., Series K [US0003M+355][1]	181,475	5,015,969

17      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Preferred Stocks (Continued)
Hartford Financial Services Group, Inc. (The), 7.875% Jr. Sub., Non-Vtg. [US0003M+559.6][1]	114,875	$3,339,416
Huntington Bancshares, Inc., 6.25 Non-Cum., Non-Vtg.	97,650	2,581,866
JPMorgan Chase & Co., 5.75% Non-Cum., Series DD, Non-Vtg.	349,925	9,710,419
JPMorgan Chase & Co., 6.00% Non-Cum., Series EE, Non-Vtg.	335,675	9,398,900
JPMorgan Chase & Co., 6.10% Non-Cum., Non-Vtg.	322,750	8,346,315
JPMorgan Chase & Co., 6.125% Non-Cum., Series Y, Non-Vtg.	239,350	6,153,688
JPMorgan Chase & Co., 6.15% Non-Cum., Series BB, Non-Vtg.	361,825	9,392,977
KeyCorp, 5.625% Non-Cum., Series G, Non-Vtg.	83,700	2,249,856
KeyCorp, 6.125% Non-Cum., Series E, Non-Vtg. [US0003M+389.2][1]	92,575	2,605,060
Legg Mason, Inc., 5.45% Jr. Sub., Non-Vtg.	93,625	2,443,612
MetLife, Inc., 5.625% Non-Cum., Series E	146,825	3,921,696
Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][1]	239,350	6,462,450
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][1]	286,850	7,960,087
Morgan Stanley, 6.625% Non-Cum., Non-Vtg.	83,725	2,147,546
Morgan Stanley, 6.875% Non-Cum., Series F [US0003M+394][1]	124,700	3,494,094
New York Community Bancorp, Inc., 6.375% Non-Cum., Series A, Non-Vtg. [US0003M+382.1][1]	97,625	2,713,975
NextEra Energy Capital Holdings, Inc., 5.00% Jr. Sub.	110,425	2,759,521
NextEra Energy Capital Holdings, Inc., 5.25% Jr. Sub., Non-Vtg.	164,075	4,457,918
NextEra Energy Capital Holdings, Inc., 5.65% Jr. Sub., Series N, Non-Vtg.	127,750	3,529,732
NiSource, Inc., 6.50% Cum., Series B, Non-Vtg. [H15T5Y+363.2][1]	92,575	2,553,218
NuStar Energy LP, 8.50% Cum., Series A, Non-Vtg. [US0003M+676.6][1]	102,450	2,364,546
PartnerRe Ltd., 7.25% Cum., Series H, Non-Vtg.	114,875	3,092,435
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Series P, Non-Vtg. [US0003M+406.7][1]	335,675	9,220,992
PPL Capital Funding, Inc., 5.90% Jr. Sub., Series B	83,725	2,126,615
Prudential Financial, Inc., 5.625% Jr. Sub.	110,425	2,996,935
Prudential Financial, Inc., 5.70% Jr. Sub.	141,975	3,613,264
Prudential Financial, Inc., 5.75% Jr. Sub.	88,575	2,272,834
Prudential plc, 6.75% Non-Cum., Jr. Sub., Non-Vtg.	78,800	2,088,200
Public Storage, 4.90% Cum., Series E, Non-Vtg.	127,750	3,256,348
Public Storage, 4.95% Cum., Series D, Non-Vtg.	141,975	3,674,313
Public Storage, 5.125% Cum., Series C, Non-Vtg.	93,450	2,430,635
Public Storage, 5.40% Cum., Series B, Non-Vtg.	119,800	3,135,166
Qwest Corp., 6.50% Sr. Unsec., Non-Vtg.	181,475	4,518,728
Qwest Corp., 6.625% Sr. Unsec.	110,425	2,865,529
Qwest Corp., 6.75% Sr. Unsec.	181,475	4,591,318
Qwest Corp., 6.875% Sr. Unsec.	93,450	2,375,499
Regions Financial Corp., 5.70% Non-Cv., Series C, Non-Vtg. [US0003M+314.8][1]	93,450	2,560,530
Regions Financial Corp., 6.375% Non-Cum., Non-Vtg. [US0003M+353.6][1]	114,875	3,177,443
Reinsurance Group of America, Inc., 5.75% Sub. Debs., Non-Vtg. [US0003M+404][1]	92,575	2,592,100
SCE Trust IV, 5.375% Jr. Sub., Series J, Non-Vtg. [US0003M+313.2][1]	97,650	2,388,519
SCE Trust VI, 5.00% Jr. Sub., Non-Vtg.	137,100	3,280,803

18      INVESCO OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Preferred Stocks (Continued)
Sempra Energy, 5.75% Jr. Sub.	141,975	$3,822,322
Senior Housing Properties Trust, 5.625% Sr. Unsec.	113,225	2,667,581
Southern Co. (The), 5.25% Jr. Sub.	191,225	5,077,024
Southern Co. (The), 5.25% Jr. Sub.	88,575	2,350,781
Southern Co. (The), 6.25% Jr. Sub.	141,975	3,748,140
Stanley Black & Decker, Inc., 5.75% Jr. Sub. Debs.	137,075	3,551,613
State Street Corp., 5.35% Non-Cum., Series G, Non-Vtg. [US0003M+370.9][1]	119,800	3,167,512
State Street Corp., 5.90% Non-Cum., Series D, Non-Vtg. [US0003M+310.8][1]	97,625	2,611,469
State Street Corp., 6.00% Non-Cum., Non-Vtg.	181,475	4,585,873
Telephone & Data Systems, Inc., 7.007% Sr. Unsec.	97,650	2,492,028
US Bancorp, 5.50% Non-Cum., Series K	102,475	2,789,370
US Bancorp, 6.50% Non-Cum., Series F, Non-Vtg. [US0003M+446.8][1]	301,050	8,272,854
VEREIT, Inc., 6.70% Cum., Non-Vtg.	186,350	4,697,884
Vornado Realty Trust, 5.40% Cum., Series L, Non-Vtg.	168,975	4,305,483
Wells Fargo & Co., 5.125% Non-Cum., Series O, Non-Vtg.	247,350	6,220,853
Wells Fargo & Co., 5.20% Non-Cum., Non-Vtg.	283,725	7,158,382
Wells Fargo & Co., 5.25% Non-Cum., Series P, Non-Vtg.	88,650	2,238,413
Wells Fargo & Co., 5.50% Non-Cum., Series S, Non-Vtg.	318,425	8,228,102
Wells Fargo & Co., 5.625% Non-Cum., Non-Vtg.	159,300	4,221,450
Wells Fargo & Co., 5.70% Non-Cum., Non-Vtg.	124,700	3,240,953
Wells Fargo & Co., 5.85% Non-Cum., Series Q, Non-Vtg. [US0003M+309][1]	114,875	3,032,700
Wells Fargo & Co., 6.00% Non-Cum., Series T, Non-Vtg.	164,075	4,193,757
Wells Fargo & Co., 6.00% Non-Cum., Series V	105,525	2,746,816
Wells Fargo & Co., 6.625% Non-Cum., Non-Vtg. [US0003M+369][1]	114,875	3,203,864
Total Preferred Stocks (Cost $448,501,882)		448,301,122

	Principal Amount
Asset-Backed Securities—4.6%
American Credit Acceptance Receivables Trust:
Series 2018-3, Cl. B, 3.49%, 6/13/22[2]	$545,000	547,525
Series 2018-3, Cl. D, 4.14%, 10/15/24[2]	160,000	164,475
Series 2019-2, Cl. D, 3.41%, 6/12/25[2]	915,000	932,471
AmeriCredit Automobile Receivables Trust, Series 2019-2, Cl. C, 2.74%, 4/18/25	625,000	634,742
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R5, Cl. M2, 2.835% [US0001M+69], 7/25/35[1]	268,028	268,923
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 2.925% [US0001M+78], 6/25/35[1]	2,550,555	2,568,276
Bear Stearns Structured Products Trust, Series 2007-EMX1, Cl. M1, 4.145% [US0001M+200], 3/25/37[1,2]	8,000,000	8,181,210
Capital Auto Receivables Asset Trust:
Series 2017-1, Cl. D, 3.15%, 2/20/25[2]	275,000	279,315
Series 2018-2, Cl. B, 3.48%, 10/20/23[2]	850,000	862,843
Series 2018-2, Cl. C, 3.69%, 12/20/23[2]	815,000	828,843
Carmax Auto Owner Trust, Series 2019-3, Cl. D, 2.85%, 1/15/26	80,000	81,229

19      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
CarMax Auto Owner Trust:
Series 2017-4, Cl. D, 3.30%, 5/15/24	$705,000	$717,328
Series 2018-1, Cl. D, 3.37%, 7/15/24	515,000	525,621
Series 2018-4, Cl. C, 3.85%, 7/15/24	615,000	646,781
CCG Receivables Trust:
Series 2018-1, Cl. B, 3.09%, 6/16/25[2]	620,000	628,130
Series 2018-1, Cl. C, 3.42%, 6/16/25[2]	175,000	177,879
Series 2018-2, Cl. C, 3.87%, 12/15/25[2]	415,000	429,924
Series 2019-1, Cl. B, 3.22%, 9/14/26[2]	1,100,000	1,132,147
Series 2019-1, Cl. C, 3.57%, 9/14/26[2]	265,000	272,894
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[2]	206,719	206,960
Citigroup Mortgage Loan Trust, Asset Backed Pass-Through Certificate, Series 2004-OPT1, Cl. M3, 3.09% [US0001M+94.5], 10/25/34[1]	3,750,000	3,755,082
CNH Equipment Trust:
Series 2017-C, Cl. B, 2.54%, 5/15/25	475,000	480,566
Series 2019-A, Cl. A4, 3.22%, 1/15/26	800,000	837,507
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[2]	48,849	48,853
Credit Acceptance Auto Loan Trust:
Series 2019-1A, Cl. B, 3.75%, 4/17/28[2]	660,000	683,667
Series 2019-1A, Cl. C, 3.94%, 6/15/28[2]	115,000	119,559
Dell Equipment Finance Trust:
Series 2017-2, Cl. B, 2.47%, 10/24/22[2]	470,000	470,763
Series 2018-1, Cl. B, 3.34%, 6/22/23[2]	590,000	600,800
DT Auto Owner Trust:
Series 2016-4A, Cl. E, 6.49%, 9/15/23[2]	495,000	512,517
Series 2017-3A, Cl. D, 3.58%, 5/15/23[2]	495,000	500,012
Series 2018-3A, Cl. C, 3.79%, 7/15/24[2]	715,000	731,875
Series 2019-2A, Cl. D, 3.48%, 2/18/25[2]	825,000	845,570
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[2]	505,485	505,650
Fieldstone Mortgage Investment Trust, Series 2004-5, Cl. M3, 4.17% [US0001M+202.5], 2/25/35[1]	3,723,223	3,597,852
GM Financial Automobile Leasing Trust:
Series 2017-3, Cl. C, 2.73%, 9/20/21	795,000	796,126
Series 2018-2, Cl. C, 3.50%, 4/20/22	965,000	978,035
GMACM Home Equity Loan Trust, Series 2007-HE2, Cl. A2, 6.054%, 12/25/37[3]	5,500	5,524
JP Morgan Mortgage Acquisition Trust:
Series 2006-HE2, Cl. M1, 2.445% [US0001M+30], 7/25/36[1]	12,226,000	11,802,376
Series 2007-CH1, Cl. MV10, 3.145% [US0001M+100], 11/25/36[1,2]	5,412,000	5,406,835
Long Beach Mortgage Loan Trust, Series 2005-WL3, Cl. M1, 2.79% [US0001M+64.5], 11/25/35[1]	1,460,838	1,453,217
Merlin Aviation Holdings DAC, Series 2016-1, Cl. A, 4.50%, 12/15/32[2,3]	10,273,711	10,536,596
Navistar Financial Dealer Note Master Owner Trust II:
Series 2018-1, Cl. A, 2.896% [US0001M+63], 9/25/23[1,2]	775,000	776,220
Series 2019-1, Cl. C, 3.216% [US0001M+95], 5/28/24[1,2]	145,000	145,190
Series 2019-1, Cl. D, 3.716% [US0001M+145], 5/28/24[1,2]	135,000	134,937
New Century Home Equity Loan Trust:
Series 2005-1, Cl. M2, 2.865% [US0001M+72], 3/25/35[1]	4,383,661	4,333,469
Series 2005-2, Cl. M3, 2.88% [US0001M+73.5], 6/25/35[1]	5,500,000	5,513,842

20      INVESCO OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
Prestige Auto Receivables Trust, Series 2019-1A, Cl. C, 2.70%, 10/15/24[2]	$740,000	$750,219
RAMP Trust:
Series 2005-RS2, Cl. M4, 2.865% [US0001M+72], 2/25/35[1]	4,469,000	4,486,906
Series 2005-RS6, Cl. M4, 3.12% [US0001M+97.5], 6/25/35[1]	5,700,000	5,766,438
Series 2006-EFC1, Cl. M2, 2.545% [US0001M+40], 2/25/36[1]	5,490,000	5,476,009
RASC Series Trust, Series 2006-KS2, Cl. M2, 2.535% [US0001M+39], 3/25/36[1]	4,875,000	4,825,467
Raspro Trust, Series 2005-1A, Cl. G, 2.787% [LIBOR03M+40], 3/23/24[1,2]	26,437	26,675
Santander Drive Auto Receivables Trust:
Series 2017-2, Cl. D, 3.49%, 7/17/23	390,000	395,206
Series 2018-1, Cl. D, 3.32%, 3/15/24	760,000	773,290
Series 2018-2, Cl. D, 3.88%, 2/15/24	1,165,000	1,197,956
Santander Retail Auto Lease Trust, Series 2019-B, Cl. C, 2.77%, 8/21/23[2]	740,000	748,162
United Auto Credit Securitization Trust, Series 2019-1, Cl. C, 3.16%, 8/12/24[2]	975,000	981,835
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[2]	68,147	68,136
Total Asset-Backed Securities (Cost $93,622,131)		101,156,455

Mortgage-Backed Obligations—2.2%
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	110,527	109,657
Series 2007-C, Cl. 1A4, 4.58%, 5/20/36[3]	89,867	89,990
Series 2014-R7, Cl. 3A1, 5.005%, 3/26/36[2,3]	188,858	189,479
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	323,841	309,734
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 4.69% [H15T1Y+210], 9/26/35[1,2]	8,995	9,003
Bear Stearns ARM Trust:
Series 2005-9, Cl. A1, 4.27% [H15T1Y+230], 10/25/35[1]	498,962	512,710
Series 2006-1, Cl. A1, 4.91% [H15T1Y+225], 2/25/36[1]	702,578	721,150
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 14.689%, 1/15/514	16,653,971	596,272
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 14.978%, 11/13/504	5,788,067	321,296
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 4.34%, 1/25/36[3]	609,956	604,126
CHL Mortgage Pass-Through Trust:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	418,714	393,506
Series 2006-6, Cl. A3, 6.00%, 4/25/36	227,057	187,843
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 4.97% [H15T1Y+240], 10/25/35[1]	1,386,368	1,419,292
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 22.898%, 12/10/45[4]	4,308,534	182,055
Connecticut Avenue Securities:
Series 2014-C03, Cl. 2M2, 5.045% [US0001M+290], 7/25/24[1]	264,153	275,085
Series 2018-C06, Cl. 2M1, 2.695% [US0001M+55], 3/25/31[1]	191,149	191,101
Countrywide Alternative Loan Trust:
Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	522,310	523,672
Series 2005-J10, Cl. 1A17, 5.50%, 10/25/35	2,068,506	1,978,561
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	889,532	737,464

21      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	$32,118	$35,301
6.50%, 7/1/28	44,217	49,034
6.50%, 4/1/34	41,395	46,351
7.00%, 10/1/31	70,206	78,256
9.00%, 8/1/22	82	83
9.00%, 8/1/22	13	13
9.00%, 3/1/24	210	212
9.00%, 3/1/24	50	50
9.00%, 1/1/25	1,394	1,533
9.00%, 5/1/25	304	326
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 99.999%, 4/1/27[4]	57,032	8,994
Series 192, Cl. IO, 99.999%, 2/1/28[4]	17,216	2,580
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	58,879	9,668
Series 304, Cl. C31, 8.594%, 12/15/27[4]	1,007,462	75,082
Series 304, Cl. C45, 8.159%, 12/15/27[4]	811,427	57,307
Series 304, Cl. C47, 4.978%, 12/15/27[4]	486,955	37,809
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates, Series K735, Cl. X1, 0.00%, 5/25/26[4,5]	13,603,968	780,530
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series K093, Cl. X1, 0.00%, 5/25/29[4,5]	10,611,900	842,931
Series K734, Cl. X1, 0.00%, 2/25/26[4,5]	13,376,191	494,019
Series KC02, Cl. X1, 0.00%, 3/25/24[4,5]	32,548,659	511,102
Series KC03, Cl. X1, 0.00%, 11/25/24[4,5]	17,880,000	424,870
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.127%, 6/1/26[6]	17,509	16,503
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2034, Cl. Z, 6.50%, 2/15/28	40,896	45,499
Series 2043, Cl. ZP, 6.50%, 4/15/28	200,706	226,433
Series 2053, Cl. Z, 6.50%, 4/15/28	36,988	41,873
Series 2279, Cl. PK, 6.50%, 1/15/31	80,819	91,122
Series 2326, Cl. ZP, 6.50%, 6/15/31	32,288	36,253
Series 2427, Cl. ZM, 6.50%, 3/15/32	147,198	164,872
Series 2461, Cl. PZ, 6.50%, 6/15/32	178,989	202,839
Series 2626, Cl. TB, 5.00%, 6/15/33	133,564	140,981
Series 2635, Cl. AG, 3.50%, 5/15/32	45,479	47,385
Series 3010, Cl. WB, 4.50%, 7/15/20	8,557	8,565
Series 3025, Cl. SJ, 16.701% [-3.67 x LIBOR01M+2,475], 8/15/35[1]	23,403	32,843
Series 3030, Cl. FL, 2.595% [LIBOR01M+40], 9/15/35[1]	322,822	323,020
Series 3645, Cl. EH, 3.00%, 12/15/20	818	817
Series 3822, Cl. JA, 5.00%, 6/15/40	34,653	35,021
Series 3848, Cl. WL, 4.00%, 4/15/40	234,168	238,378
Series 3857, Cl. GL, 3.00%, 5/15/40	22,766	23,198
Series 4221, Cl. HJ, 1.50%, 7/15/23	518,560	515,289
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130, Cl. SC, 90.51%, 3/15/29[4]	39,847	6,829

22      INVESCO OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2796, Cl. SD, 99.999%, 7/15/26[4]	$71,193	$9,888
Series 2920, Cl. S, 54.956%, 1/15/35[4]	461,816	84,890
Series 2922, Cl. SE, 20.886%, 2/15/35[4]	110,100	18,496
Series 2937, Cl. SY, 15.285%, 2/15/35[4]	1,288,838	205,602
Series 2981, Cl. AS, 2.006%, 5/15/35[4]	835,435	124,541
Series 3397, Cl. GS, 5.496%, 12/15/37[4]	224,388	51,598
Series 3424, Cl. EI, 0.00%, 4/15/38[4,5]	65,559	8,429
Series 3450, Cl. BI, 14.915%, 5/15/38[4]	563,860	111,476
Series 3606, Cl. SN, 14.104%, 12/15/39[4]	223,240	38,322
Series 4057, Cl. QI, 5.293%, 6/15/27[4]	3,527,792	248,014
Series 4146, Cl. AI, 9.553%, 12/15/27[4]	1,280,788	93,236
Series 4205, Cl. AI, 6.881%, 5/15/28[4]	843,439	53,547
Series 4316, Cl. JS, 0.00%, 1/15/44[4,5]	1,301,195	152,575
Series 4818, Cl. BI, 0.00%, 3/15/45[4,5]	1,425,098	133,996
Federal Home Loan Mortgage Corp., STACR Trust, Series 2019-HRP1, Cl. M2, 3.545% [US0001M+140], 2/25/49[1,2]	390,000	389,702
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	638	658
5.50%, 2/1/35	63,158	71,482
5.50%, 5/1/36	275,213	311,493
5.50%, 1/1/38	1	1
5.50%, 4/1/39	310,018	345,995
6.50%, 11/1/31	209,933	235,275
7.00%, 12/1/32	153	181
7.00%, 7/1/34	7,121	7,906
7.00%, 4/1/35	3,559	4,221
7.50%, 1/1/33	553,697	657,870
7.50%, 3/1/33	524,129	616,873
8.50%, 7/1/32	2,002	2,023
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 99.999%, 6/25/23[4]	89,245	8,661
Series 252, Cl. 2, 99.999%, 11/25/23[4]	75,348	7,826
Series 303, Cl. IO, 99.999%, 11/25/29[4]	50,842	10,686
Series 308, Cl. 2, 99.125%, 9/25/30[4]	121,054	24,031
Series 320, Cl. 2, 71.393%, 4/25/32[4]	502,779	108,642
Series 321, Cl. 2, 37.325%, 4/25/32[4]	338,870	62,350
Series 331, Cl. 9, 16.781%, 2/25/33[4]	127,400	24,140
Series 334, Cl. 17, 41.601%, 2/25/33[4]	69,771	13,373
Series 339, Cl. 12, 0.00%, 6/25/33[4,5]	219,700	42,941
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	276,769	48,783
Series 343, Cl. 13, 0.00%, 9/25/33[4,5]	245,449	44,789
Series 343, Cl. 18, 0.00%, 5/25/34[4,5]	66,865	11,273
Series 345, Cl. 9, 0.00%, 1/25/34[4,5]	112,960	18,975
Series 351, Cl. 10, 0.00%, 4/25/34[4,5]	74,863	13,129
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	132,518	23,676
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	93,818	14,754
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	46,417	7,625

23      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	$165,477	$30,649
Series 364, Cl. 16, 0.00%, 9/25/35[4,5]	200,569	35,147
Series 365, Cl. 16, 0.00%, 3/25/36[4,5]	420,888	85,248
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87, Cl. Z, 6.50%, 6/25/23	77,415	82,190
Series 1998-61, Cl. PL, 6.00%, 11/25/28	53,969	60,251
Series 1999-54, Cl. LH, 6.50%, 11/25/29	85,426	95,451
Series 2001-51, Cl. OD, 6.50%, 10/25/31	112,654	120,305
Series 2003-130, Cl. CS, 9.81% [-2 x LIBOR01M+1,410], 12/25/33[1]	11,687	12,131
Series 2003-28, Cl. KG, 5.50%, 4/25/23	163,274	169,109
Series 2005-104, Cl. MC, 5.50%, 12/25/25	923,538	966,187
Series 2005-31, Cl. PB, 5.50%, 4/25/35	1,430,000	1,614,501
Series 2005-73, Cl. DF, 2.395% [LIBOR01M+25], 8/25/35[1]	238,035	237,788
Series 2006-11, Cl. PS, 16.701% [-3.67 x LIBOR01M+2,456.67], 3/25/36[1]	82,157	125,825
Series 2006-46, Cl. SW, 16.334% [-3.67 x LIBOR01M+2,419.92], 6/25/36[1]	56,614	84,603
Series 2006-50, Cl. KS, 16.334% [-3.67 x LIBOR01M+2,420], 6/25/36[1]	101,993	149,401
Series 2006-50, Cl. SK, 16.334% [-3.67 x LIBOR01M+2,420], 6/25/36[1]	21,923	34,501
Series 2008-75, Cl. DB, 4.50%, 9/25/23	1	1
Series 2009-113, Cl. DB, 3.00%, 12/25/20	6,354	6,339
Series 2009-36, Cl. FA, 3.085% [LIBOR01M+94], 6/25/37[1]	84,606	86,743
Series 2010-43, Cl. KG, 3.00%, 1/25/21	8,715	8,719
Series 2011-15, Cl. DA, 4.00%, 3/25/41	52,310	54,913
Series 2011-3, Cl. EL, 3.00%, 5/25/20	3,170	3,163
Series 2011-3, Cl. KA, 5.00%, 4/25/40	354,117	372,045
Series 2011-82, Cl. AD, 4.00%, 8/25/26	44,882	45,048
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 99.999%, 3/17/31[4]	3,530	428
Series 2001-65, Cl. S, 65.461%, 11/25/31[4]	116,497	20,265
Series 2001-81, Cl. S, 62.44%, 1/25/32[4]	28,777	5,008
Series 2002-47, Cl. NS, 45.994%, 4/25/32[4]	73,707	13,857
Series 2002-51, Cl. S, 46.558%, 8/25/32[4]	67,673	12,722
Series 2002-52, Cl. SD, 92.009%, 9/25/32[4]	106,329	21,368
Series 2002-60, Cl. SM, 34.713%, 8/25/32[4]	91,790	14,364
Series 2002-7, Cl. SK, 47.45%, 1/25/32[4]	28,953	4,931
Series 2002-75, Cl. SA, 48.29%, 11/25/32[4]	143,213	25,666
Series 2002-77, Cl. BS, 38.603%, 12/18/32[4]	62,018	12,216
Series 2002-77, Cl. SH, 52.422%, 12/18/32[4]	40,054	6,994
Series 2002-89, Cl. S, 70.598%, 1/25/33[4]	209,387	45,539
Series 2002-9, Cl. MS, 46.031%, 3/25/32[4]	39,207	7,855
Series 2002-90, Cl. SN, 35.299%, 8/25/32[4]	47,266	7,895
Series 2002-90, Cl. SY, 39.509%, 9/25/32[4]	23,202	3,835
Series 2003-33, Cl. SP, 43.182%, 5/25/33[4]	128,359	28,059
Series 2003-46, Cl. IH, 0.00%, 6/25/23[4,5]	152,980	10,836

24      INVESCO OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2004-54, Cl. DS, 99.999%, 11/25/30[4]	$91,368	$13,743
Series 2004-56, Cl. SE, 16.733%, 10/25/33[4]	172,752	34,222
Series 2005-12, Cl. SC, 30.561%, 3/25/35[4]	50,256	8,263
Series 2005-19, Cl. SA, 54.933%, 3/25/35[4]	1,082,004	193,317
Series 2005-40, Cl. SA, 56.751%, 5/25/35[4]	242,017	43,612
Series 2005-52, Cl. JH, 30.47%, 5/25/35[4]	596,937	88,751
Series 2005-6, Cl. SE, 99.999%, 2/25/35[4]	499,302	93,601
Series 2005-93, Cl. SI, 14.807%, 10/25/35[4]	287,358	51,488
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	74,698	8,713
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	2,388	149
Series 2011-96, Cl. SA, 8.171%, 10/25/41[4]	635,168	111,563
Series 2012-121, Cl. IB, 7.293%, 11/25/27[4]	1,436,720	109,692
Series 2012-134, Cl. SA, 0.00%, 12/25/42[4,5]	2,100,122	382,136
Series 2012-40, Cl. PI, 25.267%, 4/25/41[4]	2,033,344	192,090
Series 2015-57, Cl. LI, 6.159%, 8/25/35[4]	3,020,702	389,345
Series 2016-45, Cl. MI, 8.109%, 7/25/46[4]	849,806	158,357
Series 2017-60, Cl. LI, 0.00%, 8/25/47[4,5]	1,532,200	134,962
Series 2017-66, Cl. AS, 0.00%, 9/25/47[4,5]	7,314,541	1,113,889
Series 2018-16, Cl. NI, 1.185%, 12/25/44[4]	711,522	62,514
Series 2018-69, Cl. CI, 0.00%, 10/25/46[4,5]	1,467,792	70,562
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.135%, 9/25/23[6]	35,511	34,122
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 2.795% [US0001M+65], 11/25/35[1]	386,621	250,956
FREMF Mortgage Trust:
Series 2010-K6, Cl. B, 5.539%, 12/25/46[2,3]	390,000	392,969
Series 2012-K23, Cl. C, 3.782%, 10/25/45[2,3]	30,000	31,092
Series 2013-K25, Cl. C, 3.744%, 11/25/45[2,3]	350,000	362,108
Series 2013-K26, Cl. C, 3.721%, 12/25/45[2,3]	460,000	476,095
Series 2013-K27, Cl. C, 3.615%, 1/25/46[2,3]	400,000	413,533
Series 2013-K712, Cl. C, 3.408%, 5/25/45[2,3]	505,000	504,672
Series 2013-K713, Cl. C, 3.261%, 4/25/46[2,3]	1,380,000	1,381,744
Series 2014-K714, Cl. C, 3.986%, 1/25/47[2,3]	325,000	329,508
Series 2014-K715, Cl. C, 4.258%, 2/25/46[2,3]	1,150,000	1,170,503
Series 2015-K44, Cl. B, 3.807%, 1/25/48[2,3]	170,000	179,122
Series 2017-K62, Cl. B, 4.004%, 1/25/50[2,3]	150,000	160,461
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 87.284%, 2/16/32[4]	96,783	707
Series 2002-41, Cl. GS, 0.00%, 6/16/32[4,5]	2,909	27
Series 2002-76, Cl. SY, 85.444%, 12/16/26[4]	198,778	485
Series 2007-17, Cl. AI, 40.66%, 4/16/37[4]	1,137,387	181,348
Series 2011-52, Cl. HS, 17.999%, 4/16/41[4]	1,284,291	207,654
Series 2017-136, Cl. LI, 6.18%, 9/16/47[4]	2,785,418	346,590
Series 2017-149, Cl. GS, 0.407%, 10/16/47[4]	2,845,023	444,032
GS Mortgage Securities Trust, Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	189,341	190,542
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[2,3]	660,820	643,090

25      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.649%, 7/25/35[3]	$130,612	$133,908
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.455% [US0001M+31], 7/25/35[1]	147,362	147,650
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 4.676%, 7/25/35[3]	473,783	493,034
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 5.024%, 7/26/36[2,3]	473,551	488,643
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Cl. A3, 3.578%, 2/15/47	294,343	299,106
JPMBB Commercial Mortgage Securities Trust., Interest-Only Stripped Mtg.-Backed Security, Series 2015-C27, Cl. XA, 26.333%, 2/15/48[4]	19,383,470	842,268
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Cl. B, 4.91%, 2/15/47[3]	80,000	87,533
Morgan Stanley Capital I Trust, Series 2011-C2, Cl. A4, 4.661%, 6/15/44[2]	355,000	367,325
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 13.133%, 12/15/50[4]	5,599,508	305,059
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.606%, 11/26/36[2,3]	1,767,858	1,737,306
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 4.055%, 6/26/46[2,3]	109,468	110,055
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 4.127%, 7/26/45[2,3]	83,274	85,735
STACR Trust, Series 2018-DNA3, Cl. M1, 3.016% [US0001M+75], 9/25/48[1,2]	408,366	408,823
Structured Agency Credit Risk Debt Nts.:
Series 2015-HQA2, Cl. M2, 4.945% [US0001M+280], 5/25/28[1]	92,458	93,104
Series 2016-DNA1, Cl. M2, 5.166% [US0001M+290], 7/25/28[1]	218,793	220,516
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2017-C5, Cl. XA, 14.703%, 11/15/50[4]	9,929,760	593,765
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10, Cl. A7, 4.499%, 10/25/33[3]	267,505	275,173
Series 2005-AR14, Cl. 1A4, 4.168%, 12/25/35[3]	351,412	350,409
Series 2005-AR16, Cl. 1A1, 4.218%, 12/25/35[3]	412,901	411,964
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 12.874%, 12/15/50[4]	7,769,359	484,296
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Cl. A7, 4.00%, 11/25/48[2,3]	791,083	797,977
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 4.792%, 9/25/35[3]	549,231	546,866
Series 2005-AR15, Cl. 1A6, 4.792%, 9/25/35[3]	281,080	279,870
Series 2005-AR4, Cl. 2A2, 5.102%, 4/25/35[3]	1,089,224	1,109,454
Series 2006-AR10, Cl. 1A1, 5.041%, 7/25/36[3]	204,713	208,545
Series 2006-AR10, Cl. 5A5, 5.024%, 7/25/36[3]	927,663	943,523
Series 2006-AR2, Cl. 2A3, 5.005%, 3/25/36[3]	118,867	121,712
Series 2006-AR7, Cl. 2A4, 5.088%, 5/25/36[3]	107,265	111,612
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	107,347	107,833
WF-RBS Commercial Mortgage Trust, Series 2014-C22, Cl. A3, 3.528%, 9/15/57	290,774	298,621
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 29.114%, 3/15/44[2,4]	9,699,204	170,980
Total Mortgage-Backed Obligations (Cost $47,437,594)		47,786,801

26      INVESCO OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
U.S. Government Obligation—7.7%
United States Treasury Bond, 4.25%, 11/15/40[7,8] (Cost $156,761,641)	$120,000,000	$170,681,250

Foreign Government Obligations—15.8%
Angola—0.3%
Republic of Angola:
8.25% Sr. Unsec. Nts., 5/9/28[2]	2,480,000	2,566,242
9.375% Sr. Unsec. Nts., 5/8/48[2]	2,420,000	2,560,876
9.50% Sr. Unsec. Nts., 11/12/25[2]	1,940,000	2,199,011
		7,326,129

Bahrain—0.1%
Kingdom of Bahrain:
6.125% Sr. Unsec. Nts., 7/5/22[2]	473,000	504,700
6.125% Sr. Unsec. Nts., 8/1/23[2]	374,000	406,519
6.75% Sr. Unsec. Nts., 9/20/29[2]	510,000	579,106
7.00% Sr. Unsec. Nts., 10/12/28[2]	1,120,000	1,287,119
		2,777,444

Bolivia—0.2%
Plurinational State of Bolivia, 4.50% Sr. Unsec. Nts., 3/20/28[2]	3,550,000	3,425,786

Brazil—0.4%
Federative Republic of Brazil:
4.50% Sr. Unsec. Nts., 5/30/29	1,730,000	1,829,475
5.00% Sr. Unsec. Nts., 1/27/45	1,070,000	1,140,219
5.625% Sr. Unsec. Nts., 1/7/41	3,060,000	3,503,730
5.625% Sr. Unsec. Nts., 2/21/47	2,060,000	2,362,583
		8,836,007

China—0.1%
People’s Republic of China:
2.125% Sr. Unsec. Nts., 11/2/22[2]	2,300,000	2,314,244
3.25% Sr. Unsec. Nts., 10/19/23	530,000	560,263
		2,874,507

Colombia—0.8%
Republic of Colombia:
3.875% Sr. Unsec. Nts., 4/25/27	1,780,000	1,927,758
4.50% Sr. Unsec. Nts., 1/28/26	516,000	571,922
4.50% Sr. Unsec. Nts., 3/15/29	1,640,000	1,869,600
5.00% Sr. Unsec. Nts., 6/15/45	2,230,000	2,701,087
5.20% Sr. Unsec. Nts., 5/15/49	510,000	640,815
5.625% Sr. Unsec. Nts., 2/26/44	2,560,000	3,302,426
6.125% Sr. Unsec. Nts., 1/18/41	2,670,000	3,571,152
7.375% Sr. Unsec. Nts., 9/18/37	2,410,000	3,524,649
8.125% Sr. Unsec. Nts., 5/21/24	246,000	308,732
		18,418,141

27      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Costa Rica—0.0%
Republic of Costa Rica, 4.25% Sr. Unsec. Nts., 1/26/23[2]	$730,000	$719,970

Croatia—0.0%
Republic of Croatia, 5.50% Sr. Unsec. Nts., 4/4/23[2]	454,000	505,202

Dominican Republic—0.8%
Dominican Republic:
5.50% Sr. Unsec. Nts., 1/27/25[2]	1,062,000	1,135,023
5.95% Sr. Unsec. Nts., 1/25/27[2]	2,400,000	2,640,024
6.00% Sr. Unsec. Nts., 7/19/28[2]	2,370,000	2,624,799
6.50% Sr. Unsec. Nts., 2/15/48[2]	1,480,000	1,637,265
6.85% Sr. Unsec. Nts., 1/27/45[2]	2,810,000	3,224,503
6.875% Sr. Unsec. Nts., 1/29/26[2]	1,790,000	2,049,568
7.45% Sr. Unsec. Nts., 4/30/44[2]	2,890,000	3,500,541
		16,811,723

Ecuador—0.5%
Republic of Ecuador:
7.875% Sr. Unsec. Nts., 1/23/28[2]	1,207,000	1,132,468
7.95% Sr. Unsec. Nts., 6/20/24[2]	1,420,000	1,434,214
8.875% Sr. Unsec. Nts., 10/23/27[2]	1,720,000	1,704,950
9.625% Sr. Unsec. Nts., 6/2/27[2]	2,030,000	2,088,362
9.65% Sr. Unsec. Nts., 12/13/26[2]	2,480,000	2,573,025
10.75% Sr. Unsec. Nts., 1/31/29[2]	2,250,000	2,429,156
		11,362,175

Egypt—0.6%
Arab Republic of Egypt:
6.588% Sr. Unsec. Nts., 2/21/28[2]	859,000	882,086
6.875% Sr. Unsec. Nts., 4/30/40[2]	1,173,000	1,155,892
7.60% Sr. Unsec. Nts., 3/1/29[2]	2,300,000	2,487,625
7.903% Sr. Unsec. Nts., 2/21/48[2]	2,430,000	2,514,151
8.50% Sr. Unsec. Nts., 1/31/47[2]	2,460,000	2,678,755
8.70% Sr. Unsec. Nts., 3/1/49[2]	2,400,000	2,635,260
		12,353,769

El Salvador—0.2%
Republic of El Salvador:
7.65% Sr. Unsec. Nts., 6/15/35[2]	471,000	507,507
7.75% Sr. Unsec. Nts., 1/24/23[2]	340,000	369,328
8.25% Sr. Unsec. Nts., 4/10/32[2]	1,490,000	1,689,303
8.625% Sr. Unsec. Nts., 2/28/29[2]	1,740,000	2,016,242
		4,582,380

Ethiopia—0.1%
Federal Democratic Republic of Ethiopia, 6.625% Sr. Unsec. Nts., 12/11/24[2]	2,510,000	2,620,673

28      INVESCO OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Ghana—0.3%
Republic of Ghana:
7.625% Sr. Unsec. Nts., 5/16/29[2]	$503,000	$498,171
8.125% Sr. Unsec. Nts., 3/26/32[2]	2,590,000	2,539,534
8.627% Sr. Unsec. Nts., 6/16/49[2]	566,000	552,556
8.95% Sr. Unsec. Nts., 3/26/51[2]	2,580,000	2,544,270
		6,134,531

Hungary—0.2%
Hungary:
5.375% Sr. Unsec. Nts., 3/25/24	570,000	647,130
6.375% Sr. Unsec. Nts., 3/29/21	2,410,000	2,563,011
7.625% Sr. Unsec. Nts., 3/29/41	1,000,000	1,686,050
		4,896,191

Indonesia—0.8%
Perusahaan Penerbit SBSN Indonesia III:
4.325% Sr. Unsec. Nts., 5/28/25[2]	2,110,000	2,283,927
4.35% Sr. Unsec. Nts., 9/10/24[2]	590,000	636,734
4.55% Sr. Unsec. Nts., 3/29/26[2]	2,370,000	2,611,788
Republic of Indonesia:
5.25% Sr. Unsec. Nts., 1/17/42[2]	355,000	439,952
6.625% Sr. Unsec. Nts., 2/17/37[2]	2,550,000	3,563,454
6.75% Sr. Unsec. Nts., 1/15/44[2]	1,200,000	1,771,525
7.75% Sr. Unsec. Nts., 1/17/38[2]	2,320,000	3,565,238
8.50% Sr. Unsec. Nts., 10/12/35[2]	1,750,000	2,805,836
		17,678,454

Jordan—0.2%
Hashemite Kingdom of Jordan:
6.125% Sr. Unsec. Nts., 1/29/26[2]	2,500,000	2,609,340
7.375% Sr. Unsec. Nts., 10/10/47[2]	1,740,000	1,816,351
		4,425,691

Kazakhstan—0.5%
Republic of Kazakhstan:
3.875% Sr. Unsec. Nts., 10/14/24[2]	600,000	640,410
4.875% Sr. Unsec. Nts., 10/14/44[2]	3,070,000	3,745,025
5.125% Sr. Unsec. Nts., 7/21/25[2]	2,700,000	3,078,748
6.50% Sr. Unsec. Nts., 7/21/45[2]	2,450,000	3,578,752
		11,042,935

Kenya—0.4%
Republic of Kenya:
7.00% Sr. Unsec. Nts., 5/22/27[2]	1,073,000	1,133,061
7.25% Sr. Unsec. Nts., 2/28/28[2]	2,090,000	2,188,709
8.00% Sr. Unsec. Nts., 5/22/32[2]	2,460,000	2,606,540
8.25% Sr. Unsec. Nts., 2/28/48[2]	2,490,000	2,579,057
		8,507,367

29      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Kuwait—0.1%
State of Kuwait, 3.50% Sr. Unsec. Nts., 3/20/27[2]	$2,490,000	$2,737,952

Lithuania—0.3%
Republic of Lithuania:
6.125% Sr. Unsec. Nts., 3/9/21[2]	3,240,000	3,434,620
6.625% Sr. Unsec. Nts., 2/1/22[2]	3,140,000	3,481,585
		6,916,205

Malaysia—0.1%
Malaysia Sukuk Global Bhd, 3.179% Sr. Unsec. Nts., 4/27/26[2]	1,849,000	1,950,825

Mexico—0.5%
United Mexican States:
3.75% Sr. Unsec. Nts., 1/11/28	250,000	261,815
4.15% Sr. Unsec. Nts., 3/28/27	920,000	983,489
6.05% Sr. Unsec. Nts., 1/11/40	2,810,000	3,593,316
6.75% Sr. Unsec. Nts., 9/27/34	1,680,000	2,286,900
8.30% Sr. Unsec. Nts., 8/15/31	1,900,000	2,807,250
Series M20, 4.75% Sr. Unsec. Nts., 3/8/44	1,500,000	1,660,800
		11,593,570

Mongolia—0.2%
Mongolia:
5.125% Sr. Unsec. Nts., 12/5/22[2]	502,000	500,669
5.625% Sr. Unsec. Nts., 5/1/23[2]	1,200,000	1,207,329
8.75% Sr. Unsec. Nts., 3/9/24[2]	2,270,000	2,527,677
		4,235,675

Morocco—0.3%
Kingdom of Morocco:
4.25% Sr. Unsec. Nts., 12/11/22[2]	1,760,000	1,849,911
5.50% Sr. Unsec. Nts., 12/11/42[2]	2,880,000	3,519,890
		5,369,801

Nigeria—0.4%
Federal Republic of Nigeria:
7.143% Sr. Unsec. Nts., 2/23/30[2]	363,000	365,682
7.625% Sr. Unsec. Nts., 11/28/47[2]	400,000	386,308
7.696% Sr. Unsec. Nts., 2/23/38[2]	1,097,000	1,097,909
7.875% Sr. Unsec. Nts., 2/16/32[2]	2,470,000	2,549,065
8.747% Sr. Unsec. Nts., 1/21/31[2]	2,350,000	2,588,309
9.248% Sr. Unsec. Nts., 1/21/49[2]	2,360,000	2,602,433
		9,589,706

Oman—0.6%
Sultanate of Oman:
4.75% Sr. Unsec. Nts., 6/15/26[2]	2,310,000	2,245,078
5.375% Sr. Unsec. Nts., 3/8/27[2]	2,660,000	2,617,280
5.625% Sr. Unsec. Nts., 1/17/28[2]	3,570,000	3,523,686

30      INVESCO OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Oman (Continued)
Sultanate of Oman: (Continued)
6.50% Sr. Unsec. Nts., 3/8/47[2]	$1,950,000	$1,818,449
6.75% Sr. Unsec. Nts., 1/17/48[2]	2,950,000	2,780,806
		12,985,299

Pakistan—0.4%
Islamic Republic of Pakistan:
6.875% Sr. Unsec. Nts., 12/5/27[2]	2,600,000	2,615,600
8.25% Sr. Unsec. Nts., 4/15/24[2]	1,640,000	1,793,750
8.25% Sr. Unsec. Nts., 9/30/25[2]	2,350,000	2,570,312
Third Pakistan International Sukuk Co. Ltd. (The), 5.50% Sr. Unsec. Nts., 10/13/21[2]	778,000	785,985
		7,765,647

Panama—0.3%
Republic of Panama:
3.75% Sr. Unsec. Nts., 3/16/25	540,000	580,775
6.70% Sr. Unsec. Nts., 1/26/36	990,000	1,451,597
7.125% Sr. Unsec. Nts., 1/29/26	100,000	127,626
8.875% Sr. Unsec. Nts., 9/30/27	1,770,000	2,566,518
9.375% Sr. Unsec. Nts., 4/1/29	1,450,000	2,254,765
		6,981,281

Peru—0.3%
Republic of Peru:
4.125% Sr. Unsec. Nts., 8/25/27	721,000	828,797
6.55% Sr. Unsec. Nts., 3/14/37	1,750,000	2,662,205
7.35% Sr. Unsec. Nts., 7/21/25	1,270,000	1,645,297
8.75% Sr. Unsec. Nts., 11/21/33	1,120,000	1,922,480
		7,058,779

Philippines—0.4%
Republic of the Philippines:
4.00% Sr. Unsec. Nts., 1/15/21	2,540,000	2,606,931
4.20% Sr. Unsec. Nts., 1/21/24	100,000	109,082
6.375% Sr. Unsec. Nts., 1/15/32	2,070,000	2,913,791
6.375% Sr. Unsec. Nts., 10/23/34	750,000	1,103,883
7.75% Sr. Unsec. Nts., 1/14/31	740,000	1,123,995
9.50% Sr. Unsec. Nts., 2/2/30	694,000	1,151,435
		9,009,117

Poland—0.3%
Republic of Poland:
3.00% Sr. Unsec. Nts., 3/17/23	485,000	504,308
3.25% Sr. Unsec. Nts., 4/6/26	2,540,000	2,728,714
4.00% Sr. Unsec. Nts., 1/22/24	3,555,000	3,874,531
		7,107,553

31      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Qatar—0.7%
State of Qatar:
4.00% Sr. Unsec. Nts., 3/14/29[2]	$1,640,000	$1,874,873
4.50% Sr. Unsec. Nts., 4/23/28[2]	904,000	1,060,505
4.625% Sr. Unsec. Nts., 6/2/46[2]	570,000	729,301
4.817% Sr. Unsec. Nts., 3/14/49[2]	2,220,000	2,861,684
5.103% Sr. Unsec. Nts., 4/23/48[2]	2,150,000	2,869,616
5.75% Sr. Unsec. Nts., 1/20/42[2]	1,180,000	1,706,575
6.40% Sr. Unsec. Nts., 1/20/40[2]	2,080,000	3,157,343
9.75% Sr. Unsec. Nts., 6/15/30[2]	1,140,000	1,934,511
		16,194,408

Romania—0.4%
Romania:
4.375% Sr. Unsec. Nts., 8/22/23[2]	833,000	891,677
4.875% Sr. Unsec. Nts., 1/22/24[2]	1,030,000	1,130,945
5.125% Sr. Unsec. Nts., 6/15/48[2]	2,620,000	3,062,099
6.125% Sr. Unsec. Nts., 1/22/44[2]	2,110,000	2,776,382
6.75% Sr. Unsec. Nts., 2/7/22[2]	456,000	503,431
		8,364,534

Russia—0.8%
Russian Federation:
4.25% Sr. Unsec. Nts., 6/23/27[2]	2,200,000	2,345,072
4.375% Sr. Unsec. Nts., 3/21/29[2]	2,800,000	3,015,300
4.75% Sr. Unsec. Nts., 5/27/26[2]	2,200,000	2,406,206
4.875% Sr. Unsec. Nts., 9/16/23[2]	400,000	437,679
5.10% Sr. Unsec. Nts., 3/28/35[2]	2,200,000	2,490,400
5.25% Sr. Unsec. Nts., 6/23/47[2]	200,000	238,271
5.625% Sr. Unsec. Nts., 4/4/42[2]	1,400,000	1,733,375
5.875% Sr. Unsec. Nts., 9/16/43[2]	400,000	512,539
12.75% Sr. Unsec. Nts., 6/24/28[2]	2,020,000	3,422,773
		16,601,615

Saudi Arabia—0.6%
Kingdom of Saudi Arabia:
2.875% Sr. Unsec. Nts., 3/4/23[2]	450,000	463,932
3.625% Sr. Unsec. Nts., 3/4/28[2]	2,590,000	2,812,310
4.00% Sr. Unsec. Nts., 4/17/25[2]	1,690,000	1,846,367
4.375% Sr. Unsec. Nts., 4/16/29[2]	1,620,000	1,870,612
4.625% Sr. Unsec. Nts., 10/4/47[2]	2,320,000	2,745,029
5.25% Sr. Unsec. Nts., 1/16/50[2]	2,230,000	2,879,744
		12,617,994

Serbia—0.2%
Republic of Serbia, 7.25% Sr. Unsec. Nts., 9/28/21[2]	3,120,000	3,417,339

Slovakia—0.2%
Slovakia Republic, 4.375% Sr. Unsec. Nts., 5/21/22[2]	3,270,000	3,467,148

32      INVESCO OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
South Africa—0.3%
Republic of South Africa:
5.875% Sr. Unsec. Nts., 6/22/30	$3,200,000	$3,523,584
6.25% Sr. Unsec. Nts., 3/8/41	2,380,000	2,704,725
		6,228,309

Sri Lanka—0.6%
Democratic Socialist Republic of Sri Lanka:
6.125% Sr. Unsec. Nts., 6/3/25[2]	1,155,000	1,119,952
6.20% Sr. Unsec. Nts., 5/11/27[2]	2,740,000	2,572,420
6.35% Sr. Unsec. Nts., 6/28/24[2]	560,000	560,071
6.75% Sr. Unsec. Nts., 4/18/28[2]	2,680,000	2,564,455
6.825% Sr. Unsec. Nts., 7/18/26[2]	1,260,000	1,245,903
6.85% Sr. Unsec. Nts., 11/3/25[2]	710,000	710,996
7.55% Sr. Unsec. Nts., 3/28/30[2]	1,270,000	1,263,128
7.85% Sr. Unsec. Nts., 3/14/29[2]	2,510,000	2,542,132
		12,579,057

Turkey—0.7%
Republic of Turkey:
3.25% Sr. Unsec. Nts., 3/23/23	546,000	498,901
4.875% Sr. Unsec. Nts., 10/9/26	326,000	292,796
5.75% Sr. Unsec. Nts., 3/22/24	1,890,000	1,844,704
6.00% Sr. Unsec. Nts., 3/25/27	1,890,000	1,800,550
6.35% Sr. Unsec. Nts., 8/10/24	2,580,000	2,570,356
7.25% Sr. Unsec. Nts., 12/23/23	530,000	549,217
7.375% Sr. Unsec. Nts., 2/5/25	2,490,000	2,584,022
7.625% Sr. Unsec. Nts., 4/26/29	2,430,000	2,495,173
8.00% Sr. Unsec. Nts., 2/14/34	470,000	500,856
11.875% Sr. Unsec. Nts., 1/15/30	1,920,000	2,572,166
		15,708,741

United Arab Emirates—0.1%
United Arab Emirates, 3.125% Sr. Unsec. Nts., 5/3/26[2]	1,290,000	1,384,009

Uruguay—0.5%
Oriental Republic of Uruguay:
4.125% Sr. Unsec. Nts., 11/20/45	477,000	530,548
4.375% Sr. Unsec. Nts., 1/23/31	2,340,000	2,655,315
4.975% Sr. Unsec. Nts., 4/20/55	490,000	602,092
5.10% Sr. Unsec. Nts., 6/18/50	1,790,000	2,226,330
7.625% Sr. Unsec. Nts., 3/21/36	2,300,000	3,490,273
7.875% Sr. Unsec. Nts., 1/15/33	1,430,000	2,176,296
		11,680,854
Total Foreign Government Obligations (Cost $342,621,217)		346,844,493

33      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes—15.9%
Consumer Discretionary—3.0%
Auto Components—0.1%
Hillman Group, Inc. (The), 6.375% Sr. Unsec. Nts., 7/15/22[2]	$1,299,000	$1,159,357

Automobiles—0.0%
Ford Motor Credit Co. LLC, 5.596% Sr. Unsec. Nts., 1/7/22	879,000	929,845

Entertainment—0.2%
AMC Entertainment Holdings, Inc., 5.75% Sr. Sub. Nts., 6/15/25	1,568,000	1,495,480
Netflix, Inc.:
5.75% Sr. Unsec. Nts., 3/1/24	846,000	931,657
5.875% Sr. Unsec. Nts., 11/15/28	1,435,000	1,608,994
		4,036,131

Hotels, Restaurants & Leisure—0.5%
1011778 B.C. ULC/New Red Finance, Inc., 5.00% Sec. Nts., 10/15/25[2]	1,909,000	1,975,815
Boyd Gaming Corp.:
6.00% Sr. Unsec. Nts., 8/15/26	348,000	368,880
6.375% Sr. Unsec. Nts., 4/1/26	540,000	574,425
Codere Finance 2 Luxembourg SA, 7.625% Sr. Sec. Nts., 11/1/21[2]	360,000	351,076
IRB Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/26[2]	890,000	896,675
Melco Resorts Finance Ltd., 5.625% Sr. Unsec. Nts., 7/17/27[2]	469,000	479,011
MGM China Holdings Ltd., 5.875% Sr. Unsec. Nts., 5/15/26[2]	389,000	405,532
MGM Resorts International:
4.625% Sr. Unsec. Nts., 9/1/26	2,312,000	2,404,480
6.625% Sr. Unsec. Nts., 12/15/21	88,000	95,920
7.75% Sr. Unsec. Nts., 3/15/22	309,000	347,696
Scientific Games International, Inc., 10.00% Sr. Unsec. Nts., 12/1/22	732,000	762,195
Studio City Finance Ltd., 7.25% Sr. Unsec. Nts., 2/11/24[2]	873,000	915,559
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50% Sr. Unsec. Nts., 3/1/25[2]	1,307,000	1,382,152
		10,959,416

Household Durables—0.5%
Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27	120,000	114,300
6.75% Sr. Unsec. Nts., 3/15/25	717,000	725,066
8.75% Sr. Unsec. Nts., 3/15/22	1,043,000	1,092,542
KB Home, 8.00% Sr. Unsec. Nts., 3/15/20	380,000	391,875
Lennar Corp.:
5.25% Sr. Unsec. Nts., 6/1/26	492,000	537,510
5.375% Sr. Unsec. Nts., 10/1/22	1,366,000	1,463,328
8.375% Sr. Unsec. Nts., 1/15/21	97,000	104,760
MDC-GMTN BV:
3.75% Sr. Unsec. Nts., 4/19/29[2]	1,740,000	1,929,444
4.50% Sr. Unsec. Nts., 11/7/28[2]	1,180,000	1,382,960
Meritage Homes Corp.:
6.00% Sr. Unsec. Nts., 6/1/25	426,000	472,328

34      INVESCO OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Household Durables (Continued)
Meritage Homes Corp.: (Continued) 7.15% Sr. Unsec. Nts., 4/15/20	$123,000	$126,844
Taylor Morrison Communities, Inc., 5.75% Sr. Unsec. Nts., 1/15/28[2]	654,000	696,510
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[2]	1,093,000	1,169,510
William Lyon Homes, Inc.:
6.00% Sr. Unsec. Nts., 9/1/23	216,000	225,180
6.625% Sr. Unsec. Nts., 7/15/27[2]	950,000	954,750
		11,386,907

Leisure Equipment & Products—0.0%
Mattel, Inc., 6.75% Sr. Unsec. Nts., 12/31/25[2]	536,000	552,080

Media—1.4%
Altice Financing SA:
6.625% Sr. Sec. Nts., 2/15/23[2]	758,000	783,582
7.50% Sr. Sec. Nts., 5/15/26[2]	1,109,000	1,183,857
Altice France SA, 7.375% Sr. Sec. Nts., 5/1/26[2]	1,126,000	1,204,820
Altice Luxembourg SA:
7.75% Sr. Unsec. Nts., 5/15/22[2]	379,000	389,621
10.50% Sr. Sec. Nts., 5/15/27[2]	779,000	849,110
AMC Networks, Inc.:
4.75% Sr. Unsec. Nts., 8/1/25	537,000	550,425
5.00% Sr. Unsec. Nts., 4/1/24	1,066,000	1,100,645
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.75% Sr. Unsec. Nts., 9/1/23	960,000	981,216
5.75% Sr. Unsec. Nts., 2/15/26[2]	3,887,000	4,125,079
CSC Holdings LLC:
5.50% Sr. Unsec. Nts., 5/15/26[2]	790,000	837,400
6.50% Sr. Unsec. Nts., 2/1/29[2]	1,471,000	1,651,198
7.75% Sr. Unsec. Nts., 7/15/25[2]	659,000	709,249
10.875% Sr. Unsec. Nts., 10/15/25[2]	1,446,000	1,643,921
Cumulus Media New Holdings, Inc., 6.75% Sr. Sec. Nts., 7/1/26[2]	204,000	210,630
Diamond Sports Group LLC/Diamond Sports Finance Co.:
5.375% Sr. Sec. Nts., 8/15/26[2]	884,000	930,410
6.625% Sr. Unsec. Nts., 8/15/27[2]	687,000	721,350
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	3,692,000	3,526,045
7.875% Sr. Unsec. Nts., 9/1/19	1,356,000	1,356,000
Gray Television, Inc., 7.00% Sr. Unsec. Nts., 5/15/27[2]	497,000	545,308
Meredith Corp., 6.875% Sr. Unsec. Nts., 2/1/26	2,044,000	2,166,640
Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[2]	941,000	980,993
TV Azteca SAB de CV, 8.25% Sr. Unsec. Nts., 8/9/24[2]	658,000	645,669
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00% Sr. Sec. Nts., 1/15/25[2]	1,310,000	1,357,645
UPCB Finance IV Ltd., 5.375% Sr. Sec. Nts., 1/15/25[2]	372,000	384,741
Virgin Media Finance Plc, 6.00% Sr. Unsec. Nts., 10/15/24[2]	762,000	789,623
Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[2]	383,000	401,671

35      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Media (Continued)
Ziggo BV, 5.50% Sr. Sec. Nts., 1/15/27[2]	$738,000	$782,243
		30,809,091

Specialty Retail—0.3%
L Brands, Inc.:
5.625% Sr. Unsec. Nts., 2/15/22	765,000	807,075
6.75% Sr. Unsec. Nts., 7/1/36	48,000	40,560
6.875% Sr. Unsec. Nts., 11/1/35	447,000	379,950
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[2]	338,000	351,098
Michaels Stores, Inc., 8.00% Sr. Unsec. Nts., 7/15/27[2]	1,086,000	1,044,156
Murphy Oil USA, Inc., 5.625% Sr. Unsec. Nts., 5/1/27	1,131,000	1,193,205
Penske Automotive Group, Inc., 5.50% Sr. Sub. Nts., 5/15/26	1,935,000	2,034,169
		5,850,213

Textiles, Apparel & Luxury Goods—0.0%
William Carter Co. (The), 5.625% Sr. Unsec. Nts., 3/15/27[2]	797,000	851,778

Consumer Staples—0.4%
Food & Staples Retailing—0.2%
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC:
6.625% Sr. Unsec. Nts., 6/15/24	1,370,000	1,441,925
7.50% Sr. Unsec. Nts., 3/15/26[2]	759,000	848,182
Par Pharmaceutical, Inc., 7.50% Sr. Sec. Nts., 4/1/27[2]	549,000	513,315
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[2]	1,066,000	1,105,954
		3,909,376

Food Products—0.1%
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	895,000	910,931
Kernel Holding SA, 8.75% Sr. Unsec. Nts., 1/31/22[2]	696,000	739,703
TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[2]	684,000	712,215
		2,362,849

Household Products—0.1%
Spectrum Brands, Inc., 5.75% Sr. Unsec. Nts., 7/15/25	1,463,000	1,528,835

Energy—2.8%
Energy Equipment & Services—0.3%
Archrock Partners LP/Archrock Partners Finance Corp., 6.00% Sr. Unsec. Nts., 10/1/22	951,000	968,546
Calfrac Holdings LP, 8.50% Sr. Unsec. Nts., 6/15/26[2]	387,000	245,745
Dana, Inc., 5.50% Sr. Unsec. Nts., 12/15/24	956,000	979,900
Diamond Offshore Drilling, Inc., 4.875% Sr. Unsec. Nts., 11/1/43	224,000	128,800
Noble Holding International Ltd., 7.75% Sr. Unsec. Nts., 1/15/24	1,204,000	806,680
Precision Drilling Corp.:
5.25% Sr. Unsec. Nts., 11/15/24	943,000	813,338
6.50%, 12/15/21	1,417	1,420
7.75% Sr. Unsec. Nts., 12/15/23	47,000	46,647
SESI LLC, 7.125% Sr. Unsec. Nts., 12/15/21	565,000	401,150
Transocean, Inc., 7.50% Sr. Unsec. Nts., 4/15/31	973,000	757,724

36      INVESCO OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Energy Equipment & Services (Continued)
Valaris plc, 7.75% Sr. Unsec. Nts., 2/1/26	$1,214,000	$776,717

		5,926,667

Oil, Gas & Consumable Fuels—2.5%
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.375% Sr. Unsec. Nts., 9/15/24	619,000	586,502
5.75% Sr. Unsec. Nts., 1/15/28[2]	1,514,000	1,381,525
Antero Resources Corp., 5.00% Sr. Unsec. Nts., 3/1/25	1,016,000	883,920
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[2]	1,126,000	1,140,075
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.875% Sr. Unsec. Nts., 2/1/25	1,435,000	1,284,325
California Resources Corp., 8.00% Sec. Nts., 12/15/22[2]	756,000	438,480
Callon Petroleum Co.:
6.125% Sr. Unsec. Nts., 10/1/24	1,516,000	1,478,100
6.375% Sr. Unsec. Nts., 7/1/26	333,000	324,675
Centennial Resource Production LLC, 6.875% Sr. Unsec. Nts., 4/1/27[2]	1,483,000	1,490,415
Denbury Resources, Inc.:
5.50% Sr. Sub. Nts., 5/1/22	195,000	83,850
9.00% Sec. Nts., 5/15/21[2]	532,000	486,780
Energy Transfer Operating LP, 6.25% [US0003M+402.8] Jr. Sub. Perpetual Bonds[1,9]	420,000	391,852
Ensign Drilling, Inc., 9.25% Sr. Unsec. Nts., 4/15/24[2]	635,000	595,312
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00% Sr. Sec. Nts., 11/29/24[2]	766,000	337,040
Gulfport Energy Corp.:
6.00% Sr. Unsec. Nts., 10/15/24	852,000	624,090
6.625% Sr. Unsec. Nts., 5/1/23	356,000	290,140
Jagged Peak Energy LLC, 5.875% Sr. Unsec. Nts., 5/1/26	1,294,000	1,304,999
KazMunayGas National Co. JSC:
3.875% Sr. Unsec. Nts., 4/19/22[2]	1,099,000	1,130,140
4.75% Sr. Unsec. Nts., 4/19/27[2]	520,000	570,037
5.75% Sr. Unsec. Nts., 4/19/47[2]	437,000	522,879
NuStar Logistics LP, 6.00% Sr. Unsec. Nts., 6/1/26	1,226,000	1,317,950
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	1,753,000	1,595,230
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[2]	1,119,000	1,179,146
Parsley Energy LLC/Parsley Finance Corp.:
5.625% Sr. Unsec. Nts., 10/15/27[2]	1,408,000	1,457,280
6.25% Sr. Unsec. Nts., 6/1/24[2]	1,004,000	1,044,160
Petrobras Global Finance BV, 5.75% Sr. Unsec. Nts., 2/1/29	1,160,000	1,259,180
Petroleos Mexicanos:
4.25% Sr. Unsec. Nts., 1/15/25	1,157,000	1,109,794
4.50% Sr. Unsec. Nts., 1/23/26	607,000	575,133
5.35% Sr. Unsec. Nts., 2/12/28	2,810,000	2,668,095
6.50% Sr. Unsec. Nts., 3/13/27-1/23/29	5,180,000	5,303,263
6.625% Sr. Unsec. Nts., 6/15/35	535,000	522,963
6.875% Sr. Unsec. Nts., 8/4/26	2,530,000	2,662,346
Petroliam Nasional Bhd, 7.625% Sr. Unsec. Nts., 10/15/26[2]	1,920,000	2,576,467

37      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Plains All American Pipeline LP, 6.125% [US0003M+411] Jr. Sub. Perpetual Bonds[1,9]	$621,000	$590,894
QEP Resources, Inc., 5.625% Sr. Unsec. Nts., 3/1/26	708,000	577,020
Range Resources Corp., 4.875% Sr. Unsec. Nts., 5/15/25	1,931,000	1,593,075
SemGroup Corp., 6.375% Sr. Unsec. Nts., 3/15/25	951,000	903,450
SM Energy Co.:
6.125% Sr. Unsec. Nts., 11/15/22	804,000	751,740
6.625% Sr. Unsec. Nts., 1/15/27	512,000	437,760
Southern Gas Corridor CJSC, 6.875% Sr. Unsec. Nts., 3/24/26[2]	2,190,000	2,587,281
Southwestern Energy Co.:
7.50% Sr. Unsec. Nts., 4/1/26	765,000	673,353
7.75% Sr. Unsec. Nts., 10/1/27	540,000	472,500
State Oil Co. of the Azerbaijan Republic, 4.75% Sr. Unsec. Nts., 3/13/23[2]	1,075,000	1,126,897
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23	708,000	725,700
6.00% Sr. Unsec. Nts., 4/15/27	389,000	410,395
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.125% Sr. Unsec. Nts., 2/1/25	1,217,000	1,253,510
5.875% Sr. Unsec. Nts., 4/15/26	440,000	462,550
Tullow Oil plc, 7.00% Sr. Unsec. Nts., 3/1/25[2]	555,000	550,283
Whiting Petroleum Corp.:
6.25% Sr. Unsec. Nts., 4/1/23	1,275,000	1,007,250
6.625% Sr. Unsec. Nts., 1/15/26	246,000	179,260
WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24	1,614,000	1,646,280
5.75% Sr. Unsec. Nts., 6/1/26	280,000	291,550
		54,856,891

Financials—2.9%
Capital Markets—0.3%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25[2]	1,282,000	1,208,285
JIC Zhixin Ltd., 3.00% Sr. Unsec. Nts., 11/24/22[2]	2,570,000	2,592,281
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[2]	1,907,000	1,714,031
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[2]	793,000	835,406
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[2]	1,170,000	1,207,791
		7,557,794

Commercial Banks—0.5%
Barclays Bank plc, 7.625% Sub. Nts., 11/21/22	401,000	442,389
Barclays plc, 7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[1,2,9]	394,000	410,765
Clear Channel Worldwide Holdings, Inc., 9.25% Sr. Unsec. Nts., 2/15/24[2]	1,509,000	1,658,014
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,9]	939,000	1,097,842

38      INVESCO OPPENHEIMER CAPITAL INCOME FUND

		Principal Amount	Value
Commercial Banks (Continued)
Eagle Holding Co. II LLC, 8.375% PIK Rate, 7.625% Cash Rate, Sr. Unsec. Nts., 5/15/22[2,10]		$1,128,000	$1,142,100
eG Global Finance plc, 6.75% Sr. Sec. Nts., 2/7/25[2]		736,000	713,000
Erste Group Bank AG, 6.50% [EUSA5+620.4] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	576,000	725,339
Export-Import Bank of India, 4.00% Sr. Unsec. Nts., 1/14/23[2]		1,190,000	1,245,809
Hadrian Merger Sub, Inc., 8.50% Sr. Unsec. Nts., 5/1/26[2]		1,021,000	980,160
LPL Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/15/25[2]		736,000	776,480
Royal Bank of Scotland Group plc:
6.125% Sub. Nts., 12/15/22		556,000	601,852
8.625% [USSW5+759.8] Jr. Sub. Perpetual Bonds[1,9]		923,000	979,534
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,9]		476,000	501,585
Standard Chartered plc, 7.50% [USSW5+630.1] Jr. Sub. Perpetual Bonds[1,2,9]		403,000	422,646
			11,697,515

Consumer Finance—0.6%
Ally Financial, Inc.:
5.125% Sr. Unsec. Nts., 9/30/24		2,189,000	2,451,680
8.00% Sr. Unsec. Nts., 3/15/20		537,000	553,378
Export-Import Bank of India, 3.375% Sr. Unsec. Nts., 8/5/26[2]		2,340,000	2,413,709
HLF Financing Sarl LLC/Herbalife International, Inc., 7.25% Sr. Unsec. Nts., 8/15/26[2]		1,256,000	1,241,870
Lions Gate Capital Holdings LLC, 6.375% Sr. Unsec. Nts., 2/1/24[2]		1,610,000	1,704,491
Navient Corp.:
7.25% Sr. Unsec. Nts., 1/25/22-9/25/23		2,302,000	2,557,431
8.00% Sr. Unsec. Nts., 3/25/20		1,347,000	1,390,778
Trivium Packaging Finance BV:
5.50% Sr. Sec. Nts., 8/15/26[2]		372,000	394,320
8.50% Sr. Unsec. Nts., 8/15/27[2]		380,000	409,450
			13,117,107

Diversified Financial Services—1.1%
Banco Nacional de Desenvolvimento Economico e Social, 5.75% Sr. Unsec. Nts., 9/26/23[2]		1,222,000	1,344,212
DAE Funding LLC, 4.50% Sr. Unsec. Nts., 8/1/22[2]		492,000	503,070
Development Bank of Kazakhstan JSC, 4.125% Sr. Unsec. Nts., 12/10/22[2]		2,520,000	2,619,185
GTLK Europe DAC, 5.95% Sr. Unsec. Nts., 7/19/21[2]		489,000	509,032
Lamar Funding Ltd., 3.958% Sr. Unsec. Nts., 5/7/25[2]		2,810,000	2,601,737
MSCI, Inc., 5.25% Sr. Unsec. Nts., 11/15/24[2]		348,000	363,034
Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[2]		440,000	530,477
6.00% Sr. Unsec. Nts., 5/3/42[2]		2,180,000	2,731,813
6.45% Sr. Unsec. Nts., 5/30/44[2]		1,090,000	1,445,145
6.50% Sr. Unsec. Nts., 5/27/41[2]		2,070,000	2,715,540
Petronas Capital Ltd., 7.875% Sr. Unsec. Nts., 5/22/22[2]		2,240,000	2,563,736
Prosperous Ray Ltd., 4.625% Sr. Unsec. Nts., 11/12/23[2]		1,750,000	1,893,279

39      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Diversified Financial Services (Continued)
Rongshi International Finance Ltd., 2.875% Sr. Unsec. Nts., 5/4/22[2]	$1,820,000	$1,837,671
Russian Railways Via RZD Capital plc, 5.70% Sr. Unsec. Nts., 4/5/22[2]	1,750,000	1,873,375
		23,531,306

Insurance—0.0%
Acrisure LLC/Acrisure Finance, Inc., 8.125% Sr. Sec. Nts., 2/15/24[2]	182,000	196,446
Real Estate Investment Trusts (REITs)—0.3%
Cirsa Finance International Sarl, 7.875% Sr. Sec. Nts., 12/20/23[2]	406,000	430,627
Equinix, Inc., 5.875% Sr. Unsec. Nts., 1/15/26	1,146,000	1,221,922
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[2]	1,209,000	1,254,338
Iron Mountain, Inc.:
5.25% Sr. Unsec. Nts., 3/15/28[2]	323,000	336,727
5.75% Sr. Sub. Nts., 8/15/24	215,000	218,225
6.00% Sr. Unsec. Nts., 8/15/23	385,000	394,625
MPT Operating Partnership LP/MPT Finance Corp., 5.00% Sr. Unsec. Nts., 10/15/27	1,768,000	1,891,760
SBA Communications Corp.:
4.875% Sr. Unsec. Nts., 7/15/22-9/1/24	903,000	934,997
		6,683,221

Real Estate Management & Development—0.1%
Cleaver-Brooks, Inc., 7.875% Sr. Sec. Nts., 3/1/23[2]	1,627,000	1,500,908

Health Care—1.4%
Health Care Equipment & Supplies—0.1%
Hill-Rom Holdings, Inc., 5.00% Sr. Unsec. Nts., 2/15/25[2]	1,323,000	1,365,997
Teleflex, Inc., 4.875% Sr. Unsec. Nts., 6/1/26	106,000	112,197
		1,478,194

Health Care Providers & Services—1.0%
Acadia Healthcare Co., Inc., 6.50% Sr. Unsec. Nts., 3/1/24	1,102,000	1,143,325
Centene Corp., 5.375% Sr. Unsec. Nts., 6/1/26[2]	526,000	563,635
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	1,308,000	1,270,526
8.00% Sr. Sec. Nts., 3/15/26[2]	665,000	640,062
Encompass Health Corp., 5.75% Sr. Unsec. Nts., 9/15/25	1,031,000	1,088,994
Envision Healthcare Corp., 8.75% Sr. Unsec. Nts., 10/15/26[2]	300,000	165,000
HCA, Inc.:
5.25% Sr. Sec. Nts., 4/15/25	1,511,000	1,688,532
5.375% Sr. Unsec. Nts., 2/1/25-9/1/26	875,000	975,107
5.50% Sr. Sec. Nts., 6/15/47	1,706,000	1,963,213
5.875% Sr. Unsec. Nts., 2/15/26	1,616,000	1,847,492
7.50% Sr. Unsec. Nts., 2/15/22	239,000	268,232
MEDNAX, Inc., 6.25% Sr. Unsec. Nts., 1/15/27[2]	1,493,000	1,466,873
Molina Healthcare, Inc., 4.875% Sr. Unsec. Nts., 6/15/25[2]	720,000	737,100
Polaris Intermediate Corp., 8.50% Cash Rate, Sr. Unsec. Nts., 12/1/22[2,10]	1,166,000	985,270

40      INVESCO OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Health Care Providers & Services (Continued)
RegionalCare Hospital Partners Holdings, Inc., 8.25% Sr. Sec. Nts., 5/1/23[2]	$586,000	$626,830
Surgery Center Holdings, Inc.:
6.75% Sr. Unsec. Nts., 7/1/25[2]	278,000	239,252
10.00% Sr. Unsec. Nts., 4/15/27[2]	674,000	647,040
Team Health Holdings, Inc., 6.375% Sr. Unsec. Nts., 2/1/25[2]	701,000	473,175
Tenet Healthcare Corp.:
6.00% Sr. Sec. Nts., 10/1/20	190,000	197,505
6.75% Sr. Unsec. Nts., 6/15/23	2,262,000	2,332,688
8.125% Sr. Unsec. Nts., 4/1/22	682,000	737,344
WellCare Health Plans, Inc.:
5.25% Sr. Unsec. Nts., 4/1/25	797,000	837,488
5.375% Sr. Unsec. Nts., 8/15/26[2]	464,000	495,900
		21,390,583

Health Care Technology—0.0%
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[2]	384,000	392,448

Pharmaceuticals—0.3%
Bausch Health Americas, Inc., 9.25% Sr. Unsec. Nts., 4/1/26[2]	619,000	702,565
Bausch Health Cos., Inc.:
5.50% Sr. Sec. Nts., 11/1/25[2]	582,000	612,543
5.75% Sr. Sec. Nts., 8/15/27[2]	243,000	261,225
5.875% Sr. Unsec. Nts., 5/15/23[2]	114,000	115,852
6.125% Sr. Unsec. Nts., 4/15/25[2]	933,000	963,323
9.00% Sr. Unsec. Nts., 12/15/25[2]	2,686,000	3,021,750
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00% Sr. Unsec. Nts., 7/15/23[2]	897,000	596,505
Teva Pharmaceutical Finance IV BV, 3.65% Sr. Unsec. Nts., 11/10/21	775,000	740,125
		7,013,888

Industrials—1.7%
Aerospace & Defense—0.4%
Bombardier, Inc.:
5.75% Sr. Unsec. Nts., 3/15/22[2]	325,000	329,469
6.125% Sr. Unsec. Nts., 1/15/23[2]	944,000	941,640
7.50% Sr. Unsec. Nts., 3/15/25[2]	1,611,000	1,574,753
7.875% Sr. Unsec. Nts., 4/15/27[2]	469,000	455,516
8.75% Sr. Unsec. Nts., 12/1/21[2]	275,000	299,406
TransDigm UK Holdings plc, 6.875% Sr. Sub. Nts., 5/15/26	1,490,000	1,564,500
TransDigm, Inc.:
6.25% Sr. Sec. Nts., 3/15/26[2]	1,622,000	1,753,755
6.50% Sr. Sub. Nts., 7/15/24-5/15/25	733,000	762,371
Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22	624,000	622,440
7.75% Sr. Unsec. Nts., 8/15/25	1,472,000	1,479,360
		9,783,210

41      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Airlines—0.2%
Air Canada, 7.75% Sr. Unsec. Nts., 4/15/21[2]	$840,000	$903,496
Transnet SOC Ltd., 4.00% Sr. Unsec. Nts., 7/26/22[2]	2,600,000	2,624,705
		3,528,201

Building Products—0.0%
Masonite International Corp., 5.375% Sr. Unsec. Nts., 2/1/28[2]	348,000	368,445

Commercial Services & Supplies—0.3%
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[2]	1,064,000	1,085,280
Hulk Finance Corp., 7.00% Sr. Unsec. Nts., 6/1/26[2]	2,596,000	2,699,840
IAA, Inc., 5.50% Sr. Unsec. Nts., 6/15/27[2]	825,000	880,687
Waste Pro USA, Inc., 5.50% Sr. Unsec. Nts., 2/15/26[2]	729,000	761,805
		5,427,612

Construction & Engineering—0.0%
Pelabuhan Indonesia II PT, 5.375% Sr. Unsec. Nts., 5/5/45[2]	420,000	477,771

Electrical Equipment—0.1%
EnerSys, 5.00% Sr. Unsec. Nts., 4/30/23[2]	1,290,000	1,335,150

Machinery—0.3%
CD&R Waterworks Merger Sub LLC, 6.125% Sr. Unsec. Nts., 8/15/25[2]	1,526,000	1,556,520
EnPro Industries, Inc., 5.75% Sr. Unsec. Nts., 10/15/26	902,000	947,100
JB Poindexter & Co., Inc., 7.125% Sr. Unsec. Nts., 4/15/26[2]	2,011,000	2,066,303
Mueller Industries, Inc., 6.00% Sub. Nts., 3/1/27	1,399,000	1,419,985
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23[2]	1,742,000	1,397,955
		7,387,863

Road & Rail—0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.25% Sr. Unsec. Nts., 3/15/25[2]	332,000	339,055
6.375% Sr. Unsec. Nts., 4/1/24[2]	385,000	404,250
Indian Railway Finance Corp. Ltd., 3.73% Sr. Unsec. Nts., 3/29/24[2]	1,810,000	1,883,155
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[2]	1,650,000	1,472,625
		4,099,085

Trading Companies & Distributors—0.2%
AerCap Global Aviation Trust, 6.50% [US0003M+430] Jr. Sub. Nts., 6/15/45[1,2]	761,000	815,221
BMC East LLC, 5.50% Sr. Sec. Nts., 10/1/24[2]	1,075,000	1,119,344
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25	400,000	420,500
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[2]	739,000	780,569
United Rentals North America, Inc.:
5.25% Sr. Unsec. Nts., 1/15/30	426,000	456,885
5.50% Sr. Unsec. Nts., 5/15/27	163,000	175,512
5.875% Sr. Unsec. Nts., 9/15/26	780,000	839,475

42      INVESCO OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Trading Companies & Distributors (Continued)
United Rentals North America, Inc.: (Continued)
6.50% Sr. Unsec. Nts., 12/15/26	$637,000	$695,126
		5,302,632

Information Technology—0.3%
Communications Equipment—0.2%
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[2]	1,329,000	1,192,777
CommScope, Inc.:
6.00% Sr. Sec. Nts., 3/1/26[2]	565,000	578,277
8.25% Sr. Unsec. Nts., 3/1/27[2]	828,000	814,545
Hughes Satellite Systems Corp., 5.25% Sr. Sec. Nts., 8/1/26	1,322,000	1,406,278
		3,991,877

Electronic Equipment, Instruments, & Components—0.1%
Itron, Inc., 5.00% Sr. Unsec. Nts., 1/15/26[2]	815,000	835,375
MTS Systems Corp., 5.75% Sr. Unsec. Nts., 8/15/27[2]	535,000	560,413
		1,395,788

Software—0.0%
Dell International LLC/EMC Corp., 7.125% Sr. Sub. Nts., 6/15/24[2]	1,188,000	1,252,420

Materials—1.8%
Chemicals—0.4%
Chemours Co. (The), 7.00% Sr. Unsec. Nts., 5/15/25	399,000	395,010
Element Solutions, Inc., 5.875% Sr. Unsec. Nts., 12/1/25[2]	812,000	852,600
GCP Applied Technologies, Inc., 5.50% Sr. Unsec. Nts., 4/15/26[2]	858,000	881,595
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[2]	880,000	860,200
Nufarm Australia Ltd./Nufarm Americas, Inc., 5.75% Sr. Unsec. Nts., 4/30/26[2]	433,000	410,267
OCI NV, 6.625% Sr. Sec. Nts., 4/15/23[2]	874,000	926,440
Olin Corp., 5.625% Sr. Unsec. Nts., 8/1/29	956,000	995,435
Rayonier AM Products, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[2]	1,255,000	841,478
ServiceMaster Co. LLC (The):
5.125% Sr. Unsec. Nts., 11/15/24[2]	1,772,000	1,864,374
7.45% Sr. Unsec. Nts., 8/15/27	510,000	568,013
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.375% Sr. Unsec. Nts., 9/1/25[2]	604,000	569,270
		9,164,682

Containers & Packaging—0.2%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[2]	1,147,000	1,200,766
Flex Acquisition Co., Inc., 7.875% Sr. Unsec. Nts., 7/15/26[2]	665,000	603,487
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[2]	76,000	78,322
7.00% Sr. Unsec. Nts., 7/15/24[2]	2,404,000	2,489,643
		4,372,218

43      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Metals & Mining—1.0%
AK Steel Corp., 7.625% Sr. Unsec. Nts., 10/1/21	$459,000	$458,426
Cleveland-Cliffs, Inc., 5.75% Sr. Unsec. Nts., 3/1/25	1,068,000	1,073,340
Corp. Nacional del Cobre de Chile:
4.25% Sr. Unsec. Nts., 7/17/42[2]	1,660,000	1,872,030
4.50% Sr. Unsec. Nts., 9/16/25[2]	200,000	221,977
4.875% Sr. Unsec. Nts., 11/4/44[2]	1,320,000	1,630,478
5.625% Sr. Unsec. Nts., 9/21/35-10/18/43[2]	3,400,000	4,550,760
6.15% Sr. Unsec. Nts., 10/24/36[2]	1,390,000	1,933,991
First Quantum Minerals Ltd., 7.50% Sr. Unsec. Nts., 4/1/25[2]	1,486,000	1,367,120
Freeport-McMoRan, Inc., 5.40% Sr. Unsec. Nts., 11/14/34	1,756,000	1,694,540
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[2]	1,101,000	1,122,998
Novelis Corp., 6.25% Sr. Unsec. Nts., 8/15/24[2]	549,000	576,450
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[2]	1,977,000	1,879,386
Taseko Mines Ltd., 8.75% Sr. Sec. Nts., 6/15/22[2]	1,313,000	1,257,198
Teck Resources Ltd., 6.125% Sr. Unsec. Nts., 10/1/35	807,000	945,363
United States Steel Corp., 6.875% Sr. Unsec. Nts., 8/15/25	1,706,000	1,627,609
Vedanta Resources plc, 6.375% Sr. Unsec. Nts., 7/30/22[2]	647,000	622,738
		22,834,404

Paper & Forest Products—0.2%
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26	291,000	288,148
6.50% Sr. Unsec. Nts., 2/1/24	908,000	938,645
7.75% Sr. Unsec. Nts., 12/1/22	45,000	46,237
Norbord, Inc., 5.75% Sr. Sec. Nts., 7/15/27[2]	777,000	792,540
Schweitzer-Mauduit International, Inc., 6.875% Sr. Unsec. Nts., 10/1/26[2]	1,347,000	1,390,778
		3,456,348

Telecommunication Services—1.1%
Diversified Telecommunication Services—0.7%
Altice France SA, 6.25% Sr. Sec. Nts., 5/15/24[2]	519,000	536,994
CenturyLink, Inc.:
6.45% Sr. Unsec. Nts., Series S, 6/15/21	1,021,000	1,078,431
7.50% Sr. Unsec. Nts., Series Y, 4/1/24	1,379,000	1,534,110
Cincinnati Bell, Inc.:
7.00% Sr. Unsec. Nts., 7/15/24[2]	781,000	716,567
8.00% Sr. Unsec. Nts., 10/15/25[2]	110,000	97,106
Frontier Communications Corp., 8.00% Sr. Sec. Nts., 4/1/27[2]	1,299,000	1,357,455
Hughes Satellite Systems Corp., 7.625% Sr. Unsec. Nts., 6/15/21	696,000	753,420
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23	2,080,000	1,903,200
8.00% Sr. Sec. Nts., 2/15/24[2]	340,000	354,875
8.50% Sr. Unsec. Nts., 10/15/24[2]	739,000	735,305
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	525,000	548,625
5.375% Sr. Unsec. Nts., 5/1/25	942,000	982,035
Oztel Holdings SPC Ltd., 5.625% Sr. Sec. Nts., 10/24/23[2]	724,000	744,815

44      INVESCO OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Telecom Italia Capital SA:
6.375% Sr. Unsec. Nts., 11/15/33	$90,000	$95,625
7.20% Sr. Unsec. Nts., 7/18/36	715,000	800,800
T-Mobile USA, Inc.:
6.375% Sr. Unsec. Nts., 3/1/25	671,000	696,498
6.50% Sr. Unsec. Nts., 1/15/26	2,738,000	2,950,195
UPC Holding BV, 5.50% Sr. Sec. Nts., 1/15/28[2]	369,000	385,605
		16,271,661

Wireless Telecommunication Services—0.4%
Sprint Capital Corp., 8.75% Sr. Unsec. Nts., 3/15/32	581,000	729,143
Sprint Communications, Inc., 11.50% Sr. Unsec. Nts., 11/15/21	502,000	591,105
Sprint Corp.:
7.25% Sr. Unsec. Nts., 9/15/21	2,178,000	2,348,320
7.625% Sr. Unsec. Nts., 2/15/25-3/1/26	590,000	663,643
7.875% Sr. Unsec. Nts., 9/15/23	3,252,000	3,666,630
		7,998,841

Utilities—0.5%
Electric Utilities—0.2%
Calpine Corp., 5.50% Sr. Unsec. Nts., 2/1/24	740,000	748,318
State Grid Overseas Investment 2013 Ltd., 4.375% Sr. Unsec. Nts., 5/22/43[2]	580,000	710,896
Three Gorges Finance I Cayman Islands Ltd., 3.15% Sr. Unsec. Nts., 6/2/26[2]	2,520,000	2,626,898
		4,086,112

Gas Utilities—0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.875% Sr. Unsec. Nts., 8/20/26	702,000	765,847
Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	889,000	760,095
6.75% Sr. Unsec. Nts., 6/15/23	171,000	144,495
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50% Sr. Unsec. Nts., 6/1/24	2,257,000	2,302,140
		3,972,577

Independent Power and Renewable Electricity Producers—0.1%
AES Corp., 5.50% Sr. Unsec. Nts., 4/15/25	530,000	554,528
Calpine Corp., 5.375% Sr. Unsec. Nts., 1/15/23	706,000	717,416
NRG Energy, Inc.:
5.25% Sr. Unsec. Nts., 6/15/29[2]	645,000	689,066
6.625% Sr. Unsec. Nts., 1/15/27	898,000	973,208
7.25% Sr. Unsec. Nts., 5/15/26	397,000	436,700
		3,370,918
Total Non-Convertible Corporate Bonds and Notes (Cost $349,320,065)		349,556,661

Convertible Corporate Bonds and Notes—0.0%
Colony Capital, Inc., 3.875% Cv. Sr. Unsec. Nts., 1/15/21	55,000	53,969

45      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Convertible Corporate Bonds and Notes (Continued)
Colony Financial, Inc., 5.00% Cv. Sr. Unsec. Nts., 4/15/23	$455,000	$439,134
Total Convertible Corporate Bonds and Notes (Cost $494,153)		493,103
	Shares
Structured Securities—16.3%
Barclays Bank plc, Alerian MLP Exchange Traded Fund Equity Liinked Nts., 9/27/19[2]	44,000,000	43,900,976
BNP Paribas Issuance BV, iShares U.S. Reale Estate Exchange Traded Fund Equity Linked Nts., 9/13/19	60,500,000	61,407,500
Credit Suisse AG (London), iShares U.S. Real Estate Exchange Traded Fund Equity Linked Nts., 9/30/19	44,000,000	44,026,205
Goldman Sachs Group, Inc. (The), iShares U.S. Real Estate Exchange Traded Fund Equity Linked Nts., 9/23/19	42,000,000	42,250,287
Merrill Lynch International & Co., Alerian MLP Exchange Traded Fund Equity Linked Nts., 9/17/19	60,500	60,229,557
Royal Bank of Canada, iShares U.S. Real Estate Exchange Traded Fund Equity Linked Nts., 9/9/19	61,500,000	62,338,101
UBS AG, Alerian MLP Exchange Traded Fund Equity Linked Nts., 10/1/19	44,000,000	44,048,512
Total Structured Securities (Cost $356,500,000)		358,201,138

	Shares	Value
Investment Companies—13.9%
Alerian MLP Exchange Traded Fund	3,751,200	$34,098,408
Invesco Government & Agency Portfolio, Institutional Class, 2.02%[11]	4,862,433	4,862,487
Invesco Oppenheimer Master Loan Fund[12]	15,497,138	266,660,795
Total Investment Companies (Cost $326,320,294)		305,621,690

Total Investments, at Value (Cost $2,121,578,977)	96.8%	2,128,642,713
Net Other Assets (Liabilities)	3.2	71,037,206
Net Assets	100.0%	$2,199,679,919

Footnotes to Consolidated Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

2. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $532,141,230, which represented 24.19% of the Fund’s Net Assets.

3. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $13,402,670 or 0.61% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

46      INVESCO OPPENHEIMER CAPITAL INCOME FUND

Footnotes to Consolidated Statement of Investments (continued)

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $50,625 or less than 0.005% of the Fund’s net assets at period end.

7. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $1,951,456. See Note 6 of the accompanying Consolidated Notes.

8. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,308,464. See Note 6 of the accompanying Consolidated Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

10. Interest or dividend is paid-in-kind, when applicable.

11. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2018	Gross Additions		Gross Reductions		Shares August 31, 2019
Investment Company
Invesco Oppenheimer Master Loan Fund	15,497,138	—		—		15,497,138
Invesco Oppenheimer Ultra-Short Duration Fund	27,727,533	98,572,320		126,299,853		—

	Value	Income		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Investment Company
Invesco Oppenheimer Master Loan Fund	$266,660,795	$15,838,159	[a,b]	$(4,726,334)	[a]	$(14,423,579)	[a]
Invesco Oppenheimer Ultra-Short Duration Fund	—	1,812,239		(69,844)		10,267

Total	$266,660,795	$17,650,398		$(4,796,178)		$(14,413,312)

        a. Represents the amount allocated to the fund from Invesco Oppenheimer Master Loan Fund.

        b. Net of expenses allocated to the Fund from Invesco Oppenheimer Master Loan Fund.

Forward Currency Exchange Contracts as of August 31, 2019
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BOA	11/2019	CNH	108,000	USD	15,553 $	—	$ (504,179)
GSCO-OT	11/2019	USD	37,832	CNH	264,760	939,113	—
HSBC	11/2019	CNH	156,760	USD	22,784	—	(940,767)

Total Unrealized Appreciation and Depreciation						$ 939,113	$ (1,444,946)

47      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

Futures Contracts as of August 31, 2019
						Unrealized Appreciation/ (Depreciation)
		Expiration Date	Number	Notional Amount
Description	Buy/Sell		of Contracts	(000’s)	Value
E-Mini Russell 2000 Index	Buy	9/20/19	790	USD 61,620	$59,020,900	$(2,598,779)
FTSE 100 Index	Buy	9/20/19	1,300	GBP 117,937	113,584,018	(4,352,933)
Hang Seng	Buy	9/27/19	190	HKD 30,951	31,030,942	79,603
Long Gilt	Buy	12/27/19	180	GBP 29,188	29,410,542	222,866
S&P 500 E-Mini Index	Buy	9/20/19	680	USD 101,942	99,441,500	(2,500,730)
Stoxx Europe 50 Index	Buy	9/20/19	2,640	EUR 101,152	99,202,010	(1,949,848)
Topix Index	Buy	9/12/19	610	JPY 90,199	86,704,005	(3,494,891)
United States Treasury Long Bonds	Sell	12/19/19	200	USD 32,675	33,050,000	(375,464)
						$(14,970,176)

Over-the-Counter Total Return Swaps at August 31, 2019
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid IG Series 1 Version 1	GSCO-OT	Pay	USD BBA LIBOR	9/26/19	USD 34,151	$(4,049,042)	$(4,049,042)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BOA	Bank of America NA
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA

Currency abbreviations indicate amounts reporting in currencies
CNH	Offshore Chinese Renminbi
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
FTSE 100	United Kingdom 100 most highly capitalized companies on the London Stock Exchange
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

48      INVESCO OPPENHEIMER CAPITAL INCOME FUND

Definitions (Continued)
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR03M	ICE LIBOR USD 3 Month
S&P	Standard & Poor’s
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Consolidated Financial Statements.

49      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF ASSETS AND LIABILITIES August 31, 2019

Assets
Investments, at value—see accompanying consolidated schedule of investments:
Unaffiliated companies (cost $1,828,557,355)	$1,857,119,431
Affiliated companies (cost $293,021,622)	271,523,282

2,128,642,713
Cash	716,660
Cash used for collateral on futures	24,164,800
Cash used for collateral on OTC derivatives	2,650,000
Unrealized appreciation on forward currency exchange contracts	939,113
Receivables and other assets:
Investments sold	37,656,552
Interest and dividends	17,970,013
Variation margin receivable - futures contracts	5,131,040
Shares of beneficial interest sold	684,141
Other	814,281

Total assets	2,219,369,313

Liabilities
Unrealized depreciation on forward currency exchange contracts	1,444,946
Swaps, at value	4,049,042
Payables and other liabilities:
Investments purchased	10,924,431
Shares of beneficial interest redeemed	1,640,920
Transfer and shareholder servicing agent fees	566,476
Distribution and service plan fees	518,498
Trustees’ compensation	243,779
Advisory fees	64,004
Shareholder communications	59,200
Administration fees	432
Other	177,666

Total liabilities	19,689,394

Net Assets	$2,199,679,919

Composition of Net Assets
Shares of beneficial interest	$2,248,804,337
Total accumulated loss	(49,124,418)

Net Assets	$2,199,679,919

50      INVESCO OPPENHEIMER CAPITAL INCOME FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,399,233,161 and 136,398,647 shares of beneficial interest outstanding)	$10.26

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$10.86

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $224,528,581 and 22,682,448 shares of beneficial interest outstanding)	$9.90

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $68,437,788 and 6,775,440 shares of beneficial interest outstanding)	$10.10

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $385,217,545 and 37,573,287 shares of beneficial interest outstanding)	$10.25

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,172 and 992 shares of beneficial interest outstanding)	$10.25

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $122,252,672 and 11,919,546 shares of beneficial interest outstanding)	$10.26

See accompanying Notes to Consolidated Financial Statements.

51      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended August 31, 2019

Investment Income
Interest:
Unaffiliated companies (net of foreign withholding taxes of $ 126,847)	$50,364,143
Affiliated companies	15,462,246
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $ 543,223)	26,939,059
Affiliated companies	3,456,116

Total investment income	96,221,564

Expenses
Advisory fees	12,515,713
Administration fees	83,345
Distribution and service plan fees:
Class A	3,213,313
Class C	2,865,859
Class R	349,308
Transfer and shareholder servicing agent fees:
Class A	2,517,749
Class C	523,361
Class R	127,147
Class Y	832,909
Class R5	1
Class R6	28,803
Shareholder communications:
Class A	56,071
Class C	10,895
Class R	2,209
Class Y	15,608
Class R6	2,404
Custodian fees and expenses	160,035
Trustees’ compensation	74,737
Borrowing fees	50,269
Other	214,668

Total expenses	23,644,404
Less waivers, reimbursements of expenses and expense offset arrangement(s)	(1,232,538)

Net expenses	22,411,866

Net Investment Income	73,809,698

52      INVESCO OPPENHEIMER CAPITAL INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (includes net gain (loss) from securities sold to affiliates of $(653))	$(28,149,065)
Affiliated companies	(4,796,178)
Futures contracts	(15,649,043)
Foreign currency transactions	(36,804)
Forward currency exchange contracts	838,122
Swap contracts	(1,198,910)

Net realized loss	(48,991,878)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	65,895,630
Affiliated companies	(14,413,258)
Translation of assets and liabilities denominated in foreign currencies	(152,047)
Forward currency exchange contracts	(595,606)
Futures contracts	(16,166,747)
Swap contracts	(7,298,416)

Net change in unrealized appreciation/(depreciation)	27,269,556
Net Increase in Net Assets Resulting from Operations	$52,087,376

See accompanying Notes to Consolidated Financial Statements.

53      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment income	$73,809,698	$72,882,265
Net realized gain (loss)	(48,991,878)	41,895,711
Net change in unrealized appreciation/(depreciation)	27,269,556	(12,548,596)

Net increase in net assets resulting from operations	52,087,376	102,229,380

Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	(37,806,888)	(40,420,905)
Class B2	—	(39,050)
Class C	(6,107,425)	(6,992,077)
Class R	(1,762,727)	(1,660,873)
Class Y	(14,068,645)	(17,423,653)
Class R5	(71)	—
Class R6	(3,892,761)	(3,139,141)

Total distributions from distributable earnings	(63,638,517)	(69,675,699)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(59,731,771)	(140,607,809)
Class B2	—	(4,927,477)
Class C	(95,709,202)	(57,291,954)
Class R	(5,609,118)	22,177,292
Class Y	(145,207,643)	(93,347,864)
Class R5	10,000	—
Class R6	(8,430,141)	109,506,241

Total beneficial interest transactions	(314,677,875)	(164,491,571)

Net Assets
Total decrease	(326,229,016)	(131,937,890)
Beginning of period	2,525,908,935	2,657,846,825

End of period	$2,199,679,919	$2,525,908,935

1. The Securities Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Consolidated Financial Statements.

54      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$10.28	$10.14	$9.84	$9.62	$10.03
Income (loss) from investment operations:
Net investment income[1]	0.32	0.28	0.26	0.25	0.25
Net realized and unrealized gain (loss)	(0.07)	0.13	0.31	0.25	(0.35)
Total from investment operations	0.25	0.41	0.57	0.50	(0.10)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.27)	(0.27)	(0.28)	(0.31)
Net asset value, end of period	$10.26	$10.28	$10.14	$9.84	$9.62

Total Return, at Net Asset Value[2]	2.56%	4.10%	5.84%	5.31%	(1.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,399,233	$1,462,785	$1,584,024	$1,723,245	$1,735,068
Average net assets (in thousands)	$1,394,826	$1,524,510	$1,662,753	$1,712,506	$1,764,700
Ratios to average net assets:[3]
Net investment income[4]	3.20%	2.79%	2.63%	2.66%	2.54%
Expenses excluding specific expenses listed below	0.98%	1.04%[5]	1.05%[5]	1.05%[5]	1.05%[5]
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]
Total expenses[7]	0.98%	1.04%[5]	1.05%[5]	1.05%[5]	1.05%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.97%[5]	0.99%[5]	1.00%[5]	0.99%[5]
Portfolio turnover rate[8,9]	147%	88%	92%	54%	79%

55      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Loan Fund.

5. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Loan.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	1.05%
Year Ended August 31, 2018	1.06%
Year Ended August 31, 2017	1.07%
Year Ended August 31, 2016	1.07%
Year Ended August 31, 2015	1.07%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2019	$3,779,872,636	$4,034,353,298
Year Ended August 31, 2018	$4,932,579,131	$5,044,273,340
Year Ended August 31, 2017	$4,620,692,203	$4,544,059,262
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

56      INVESCO OPPENHEIMER CAPITAL INCOME FUND

Class C	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$9.93	$9.81	$9.52	$9.32	$9.74
Income (loss) from investment operations:
Net investment income[1]	0.24	0.20	0.18	0.17	0.17
Net realized and unrealized gain (loss)	(0.07)	0.11	0.30	0.24	(0.35)
Total from investment operations	0.17	0.31	0.48	0.41	(0.18)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.19)	(0.19)	(0.21)	(0.24)
Net asset value, end of period	$9.90	$9.93	$9.81	$9.52	$9.32

Total Return, at Net Asset Value[2]	1.76%	3.24%	5.13%	4.47%	(1.89)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$224,529	$321,786	$375,081	$420,117	$403,758
Average net assets (in thousands)	$286,522	$350,563	$400,146	$413,522	$369,218
Ratios to average net assets:[3]
Net investment income[4]	2.43%	2.02%	1.87%	1.87%	1.75%
Expenses excluding specific expenses listed below	1.75%	1.80%[5]	1.81%[5]	1.82%[5]	1.81%[5]
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]
Total expenses[7]	1.75%	1.80%[5]	1.81%[5]	1.82%[5]	1.81%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%	1.73%[5]	1.75%[5]	1.76%[5]	1.75%[5]
Portfolio turnover rate[8,9]	147%	88%	92%	54%	79%

57      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Loan Fund.

5. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Loan.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	1.82%
Year Ended August 31, 2018	1.82%
Year Ended August 31, 2017	1.83%
Year Ended August 31, 2016	1.84%
Year Ended August 31, 2015	1.83%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2019	$3,779,872,636	$4,034,353,298
Year Ended August 31, 2018	$4,932,579,131	$5,044,273,340
Year Ended August 31, 2017	$4,620,692,203	$4,544,059,262
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

58      INVESCO OPPENHEIMER CAPITAL INCOME FUND

Class R	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Per Share Operating Data
Net asset value, beginning of period	$10.12	$10.00	$9.71	$9.50	$9.91
Income (loss) from investment operations:
Net investment income[1]	0.29	0.25	0.23	0.23	0.22
Net realized and unrealized gain (loss)	(0.06)	0.12	0.30	0.24	(0.35)

Total from investment operations	0.23	0.37	0.53	0.47	(0.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.25)	(0.24)	(0.26)	(0.28)
Net asset value, end of period	$10.10	$10.12	$10.00	$9.71	$9.50

Total Return, at Net Asset Value[2]	2.33%	3.73%	5.57%	5.02%	(1.32)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,438	$74,277	$51,324	$31,806	$27,151
Average net assets (in thousands)	$70,345	$70,353	$37,273	$28,769	$25,957
Ratios to average net assets:[3]
Net investment income[4]	2.93%	2.53%	2.33%	2.39%	2.28%
Expenses excluding specific expenses listed below	1.24%	1.30%[5]	1.30%[5]	1.31%[5]	1.30%[5]
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]

Total expenses[7]	1.24%	1.30%[5]	1.30%[5]	1.31%[5]	1.30%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.18%	1.23%[5]	1.24%[5]	1.25%[5]	1.24%[5]
Portfolio turnover rate[8,9]	147%	88%	92%	54%	79%

59      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Loan Fund.

5. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Loan.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	1.31%
Year Ended August 31, 2018	1.32%
Year Ended August 31, 2017	1.32%
Year Ended August 31, 2016	1.33%
Year Ended August 31, 2015	1.32%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2019	$3,779,872,636	$4,034,353,298
Year Ended August 31, 2018	$4,932,579,131	$5,044,273,340
Year Ended August 31, 2017	$4,620,692,203	$4,544,059,262
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Consolidated Financial Statements.

60      INVESCO OPPENHEIMER CAPITAL INCOME FUND

Class Y	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Per Share Operating Data
Net asset value, beginning of period	$10.27	$10.14	$9.84	$9.62	$10.03
Income (loss) from investment operations:
Net investment income[1]	0.35	0.31	0.28	0.27	0.27
Net realized and unrealized gain (loss)	(0.07)	0.11	0.31	0.25	(0.35)

Total from investment operations	0.28	0.42	0.59	0.52	(0.08)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.29)	(0.29)	(0.30)	(0.33)
Net asset value, end of period	$10.25	$10.27	$10.14	$9.84	$9.62

Total Return, at Net Asset Value[2]	2.79%	4.25%	6.21%	5.47%	(0.82)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$385,218	$536,085	$622,331	$480,847	$447,319
Average net assets (in thousands)	$457,175	$598,353	$534,372	$453,299	$401,249
Ratios to average net assets:[3]
Net investment income[4]	3.43%	3.02%	2.85%	2.86%	2.74%
Expenses excluding specific expenses listed below	0.75%	0.80%[5]	0.81%[5]	0.82%[5]	0.82%[5]
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]

Total expenses[7]	0.75%	0.80%[5]	0.81%[5]	0.82%[5]	0.82%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%	0.73%[5]	0.75%[5]	0.76%[5]	0.76%[5]
Portfolio turnover rate[8,9]	147%	88%	92%	54%	79%

61      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Loan Fund.

5. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Loan.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	0.82%
Year Ended August 31, 2018	0.82%
Year Ended August 31, 2017	0.83%
Year Ended August 31, 2016	0.84%
Year Ended August 31, 2015	0.84%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2019	$3,779,872,636	$4,034,353,298
Year Ended August 31, 2018	$4,932,579,131	$5,044,273,340
Year Ended August 31, 2017	$4,620,692,203	$4,544,059,262
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

62      INVESCO OPPENHEIMER CAPITAL INCOME FUND

Class R5	Period Ended
August 31,
2019[1]
Per Share Operating Data
Net asset value, beginning of period	$10.08
Income (loss) from investment operations:
Net investment income[2]	0.10
Net realized and unrealized gain	0.14

Total from investment operations	0.24
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)
Net asset value, end of period	$10.25

Total Return, at Net Asset Value[3]	2.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income[5]	3.57%
Expenses excluding specific expenses listed below	0.60%
Interest and fees from borrowings	0.00%

Total expenses[6]	0.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.54%
Portfolio turnover rate[7,8]	147%

63      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. For the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Loan Fund.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended August 31, 2019	0.67%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Period Ended August 31, 2019	$3,779,872,636	$4,034,353,298
8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Consolidated Financial Statements.

64      INVESCO OPPENHEIMER CAPITAL INCOME FUND

Class R6	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Per Share Operating Data
Net asset value, beginning of period	$10.27	$10.14	$9.84	$9.62	$10.03
Income (loss) from investment operations:
Net investment income[1]	0.36	0.32	0.30	0.30	0.29
Net realized and unrealized gain (loss)	(0.06)	0.12	0.31	0.24	(0.35)

Total from investment operations	0.30	0.44	0.61	0.54	(0.06)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.31)	(0.31)	(0.32)	(0.35)
Net asset value, end of period	$10.26	$10.27	$10.14	$9.84	$9.62

Total Return, at Net Asset Value[2]	3.05%	4.44%	6.29%	5.78%	(0.65)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$122,253	$130,976	$20,176	$15,142	$12,625
Average net assets (in thousands)	$125,754	$105,548	$16,342	$14,088	$12,629
Ratios to average net assets:[3]
Net investment income[4]	3.59%	3.19%	3.04%	3.08%	2.96%
Expenses excluding specific expenses listed below	0.59%	0.63%[5]	0.62%[5]	0.63%[5]	0.62%[5]
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]

Total expenses[7]	0.59%	0.63%[5]	0.62%[5]	0.63%[5]	0.62%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.53%	0.57%[5]	0.56%[5]	0.57%[5]	0.56%[5]
Portfolio turnover rate[8,9]	147%	88%	92%	54%	79%

65      INVESCO OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Loan Fund.

5. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Loan.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	0.66%
Year Ended August 31, 2018	0.65%
Year Ended August 31, 2017	0.64%
Year Ended August 31, 2016	0.65%
Year Ended August 31, 2015	0.64%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2019	$3,779,872,636	$4,034,353,298
Year Ended August 31, 2018	$4,932,579,131	$5,044,273,340
Year Ended August 31, 2017	$4,620,692,203	$4,544,059,262
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Consolidated Financial Statements.

66      INVESCO OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS August 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Capital Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Capital Income Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Invesco Oppenheimer Capital Income Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity

67      INVESCO OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

(for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty,

68      INVESCO OPPENHEIMER CAPITAL INCOME FUND

based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are

69      INVESCO OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in

70      INVESCO OPPENHEIMER CAPITAL INCOME FUND

the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$6,128,189	$—	$67,944,990	$12,930,381

1. At period end, the Fund had $67,944,990 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $59,753,552 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or

71      INVESCO OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Loss
$1,462,839	$1,462,839

The tax character of distributions paid during the reporting periods:

	Year Ended August 31, 2019	Year Ended August 31, 2018
Distributions paid from:
Ordinary income	$63,638,517	$69,675,699

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,112,142,722
Federal tax cost of other investments	484,204,325

Total federal tax cost	$2,596,347,047

Gross unrealized appreciation	$35,340,142
Gross unrealized depreciation	(22,409,761)

Net unrealized appreciation	$12,930,381

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a

72      INVESCO OPPENHEIMER CAPITAL INCOME FUND

significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do

73      INVESCO OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

K.

Futures - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

74      INVESCO OPPENHEIMER CAPITAL INCOME FUND

L.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection

75      INVESCO OPPENHEIMER CAPITAL INCOME FUND

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FINANCIAL STATEMENTS Continued

and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates

76      INVESCO OPPENHEIMER CAPITAL INCOME FUND

cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy,

77      INVESCO OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim. The Fund will seek to gain exposure to Regulation S securities primarily through an investment in the Subsidiary. Regulation

78      INVESCO OPPENHEIMER CAPITAL INCOME FUND

S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
P.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.54%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above. From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $9,304,543 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with

79      INVESCO OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.06%, 1.80%, 1.31%, 0.80%, 0.68% and 0.63%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2019, the Adviser waived advisory fees of $1,220,587.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended August 31, 2019, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”).

80      INVESCO OPPENHEIMER CAPITAL INCOME FUND

The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended August 31, 2019, expenses incurred under the plans are shown in the Consolidated Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2019, IDI advised the Fund that IDI retained $26,378 in front-end sales commissions from the sale of Class A shares and $2,768 and $3,292 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $171,671 in front–end sales commissions from the sale of Class A shares and $8,896 from Class C shares for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

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Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Preferred Stocks	$448,301,122	$—	$—	$448,301,122
Asset-Backed Securities	—	101,156,455	—	101,156,455
Mortgage-Backed Obligations	—	47,786,801	—	47,786,801
U.S. Government Obligation	—	170,681,250	—	170,681,250
Foreign Government Obligations	—	346,844,493	—	346,844,493
Non-Convertible Corporate Bonds and Notes	—	349,556,661	—	349,556,661
Convertible Corporate Bonds and Notes	—	493,103	—	493,103
Structured Securities	60,229,557	297,971,581	—	358,201,138
Investment Companies	38,960,895	266,660,795	—	305,621,690

Total Investments, at Value	547,491,574	1,581,151,139	—	2,128,642,713
Other Financial Instruments:
Futures contracts	302,469	—	—	302,469
Forward currency exchange contracts	—	939,113	—	939,113

Total Assets	$547,794,043	$1,582,090,252	$—	$2,129,884,295

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(4,049,042)	$—	$(4,049,042)
Futures contracts	(15,272,645)	—	—	(15,272,645)
Forward currency exchange contracts	—	(1,444,946)	—	(1,444,946)

Total Liabilities	$(15,272,645)	$(5,493,988)	$—	$(20,766,633)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

82      INVESCO OPPENHEIMER CAPITAL INCOME FUND

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period September 1, 2019 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $593,092 and securities sales of $686,083, which resulted in net realized losses of $653. For the period May 25, 2019 to August 31, 2019, the Fund did not engage in transactions with affiliates.

Note 5 – Investment in Invesco Oppenheimer Master Loan Fund

The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Invesco Oppenheimer Master Loan Fund (the “Master Loan Fund”). The Master Loan Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Loan Fund, the Fund will have greater exposure to the risks of the Master Loan Fund.

The investment objective of the Master Loan Fund is to seek income. The Fund’s investment in the Master Loan Fund is included in the Consolidated Schedule of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Loan Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Loan Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Loan Fund. The Fund’s allocated share of net income and gain/(loss) is included in the Consolidated Statement of Operations as Investment Income from Affiliated Companies and Realized/Unrealized Gain (Loss) from Affiliated Companies, respectively. As a shareholder, the Fund is subject to its proportional share of the Master Loan Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Loan Fund.

Note 6 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These

83      INVESCO OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of August 31, 2019:

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Goldman Sachs Bank USA	$939,113	$(939,113)	$–	$–	$–

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of August 31, 2019:

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(504,179)	$–	$381,188	$–	$(122,991)
Goldman Sachs Bank USA	(4,049,042)	939,113	459,929	2,650,000	–
HSBC Bank USA NA	(940,767)	–	940,767	–	–

	$(5,493,988)	$939,113	$1,781,884	$2,650,000	$(122,991)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

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Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of August 31, 2019:

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts			Swaps, at value	$4,049,042
Equity contracts	Futures contracts	$79,603*	Futures contracts	14,897,181*
Interest rate contracts	Futures contracts	222,866*	Interest rate contracts	375,464*
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	939,113	Unrealized depreciation on foreign currency exchange contracts	1,444,946

Total		$1,241,582		$20,766,633

*The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

Effect of Derivative Investments for the Year Ended August 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives	Investment		Forward
Not Accounted	transactions		currency
for as Hedging	in unaffiliated	Futures	exchange
Instruments	companies*	contracts	contracts	Swap contracts	Total

Credit contracts	$—	$—	$—	$(1,198,910)	$(1,198,910)
Currency contracts	(990,999)	—	—	—	(990,999)
Equity contracts	4,396,805	(7,201,246)	—	—	(2,804,441)
Forward currency exchange contracts	—	—	838,122	—	838,122
Interest rate contracts	(4,145,508)	(8,447,797)	—	—	(12,593,305)

Total	$(739,702)	$(15,649,043)	$838,122	$(1,198,910)	$(16,749,533)

*Includes purchased option contracts and purchased swaption contracts, if any.

85      INVESCO OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives	Investment		Forward
Not Accounted	transactions		currency
for as Hedging	in unaffiliated	Futures	exchange
Instruments	companies*	contracts	contracts	Swap contracts	Total

Credit contracts	$—	$—	$—	$(7,298,416)	$(7,298,416)
Currency contracts	11,611	—	—	—	11,611
Equity contracts	(1,771,501)	(15,288,853)	—	—	(17,060,354)
Forward currency exchange contracts	—	—	(595,606)	—	(595,606)
Interest rate contracts	483,968	(877,894)	—	—	(393,926)

Total	$(1,275,922)	$(16,166,747)	$(595,606)	$(7,298,416)	$(25,336,691)

*Includes purchased option contracts and purchased swaption contracts, if any.

The table below summarizes the year ended average notional value of forward foreign currency contracts, futures contracts, swap agreements, options purchased and swaptions purchased during the period.

	Forward Foreign	Index Options	Currency Options	Swaptions
	Currency Contracts	Purchased*	Purchased*	Purchased*

Average Notional Amount	$71,548,149	$239,023,350	$285,000,000	$157,476,641
Average Contracts		827	285,000,000

	Futures Contracts	Swap Agreements

Average Notional Amount	$530,382,631	$206,630,589

*Summarizes the ten month average notional value of swaptions purchased and ten month average notional value and contracts of index options and currency options purchased.

Note 7 – Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $11,951.

Note 8 – Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal

86      INVESCO OPPENHEIMER CAPITAL INCOME FUND

to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 9 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 10 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2019 was $3,278,038,050 and $3,935,933,217, respectively.

Note 11 – Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2019[1]		Year Ended August 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	13,327,855	$134,521,469	9,825,423	$100,102,620
Dividends and/or distributions reinvested	3,599,019	36,109,839	3,823,865	38,634,071
Redeemed	(22,869,931)	(230,363,079)	(27,456,141)	(279,344,500)
Net decrease	(5,943,057)	$(59,731,771)	(13,806,853)	$(140,607,809)

Class B
Sold	—	$—	3,961	$39,659
Dividends and/or distributions reinvested	—	—	3,874	38,532
Redeemed	—	—	(502,920)	(5,005,668)
Net decrease	—	$—	(495,085)	$(4,927,477)

87      INVESCO OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

	Year Ended August 31, 2019[1]		Year Ended August 31, 2018
	Shares	Amount	Shares	Amount
Class C
Sold	2,808,855	$27,023,227	2,924,481	$28,829,257
Dividends and/or distributions reinvested	580,450	5,623,977	658,734	6,443,526
Redeemed	(13,123,561)	(128,356,406)	(9,408,696)	(92,564,737)
Net decrease	(9,734,256)	$(95,709,202)	(5,825,481)	$(57,291,954)

Class R
Sold	1,195,767	$11,854,547	3,492,826	$35,124,928
Dividends and/or distributions reinvested	176,856	1,748,214	164,782	1,640,319
Redeemed	(1,934,253)	(19,211,879)	(1,452,411)	(14,587,955)
Net increase (decrease)	(561,630)	$(5,609,118)	2,205,197	$22,177,292

Class Y
Sold	9,269,769	$92,994,615	13,532,558	$137,664,987
Dividends and/or distributions reinvested	1,154,751	11,569,305	1,432,646	14,457,761
Redeemed	(25,049,046)	(249,771,563)	(24,149,383)	(245,470,612)
Net decrease	(14,624,526)	$(145,207,643)	(9,184,179)	$(93,347,864)

Class R5[2]
Sold	992	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—
Net increase	992	$10,000	—	$—

Class R6
Sold	2,776,304	$27,909,844	17,218,874	$175,446,718
Dividends and/or distributions reinvested	387,523	3,885,654	311,216	3,136,436
Redeemed	(3,993,033)	(40,225,639)	(6,771,239)	(69,076,913)
Net increase (decrease)	(829,206)	$(8,430,141)	10,758,851	$109,506,241

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 6% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. Commencement date after the close of business on May 24, 2019.

Note 12 – Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did

88      INVESCO OPPENHEIMER CAPITAL INCOME FUND

not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

89      INVESCO OPPENHEIMER CAPITAL INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Oppenheimer Capital Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Oppenheimer Capital Income Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of August 31, 2019, the related consolidated statement of operations and the consolidated statement of changes in net assets for the year ended August 31, 2019, including the related notes, and the consolidated financial highlights for each of the periods ended August 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations and changes in its net assets for the year ended August 31, 2019 and the financial highlights for each of the periods ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of Invesco Oppenheimer Capital Income Fund (formerly known as Oppenheimer Capital Income Fund) as of and for the year ended August 31, 2018 and the consolidated financial highlights for each of the periods ended on or prior to August 31, 2018 (not presented herein, other than the consolidated statement of changes in net assets and the consolidated financial highlights) were audited by other auditors whose report dated October 25, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Houston, TX
October 29, 2019

90      INVESCO OPPENHEIMER CAPITAL INCOME FUND

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

91      INVESCO OPPENHEIMER CAPITAL INCOME FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

92      INVESCO OPPENHEIMER CAPITAL INCOME FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 24.93% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $20,491,397 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $39,907,842 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

93      INVESCO OPPENHEIMER CAPITAL INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Capital Income Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

94      INVESCO OPPENHEIMER CAPITAL INCOME FUND

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

95      INVESCO OPPENHEIMER CAPITAL INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub- Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds in the Fund’s Lipper category advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the

96      INVESCO OPPENHEIMER CAPITAL INCOME FUND

Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other

Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable

97      INVESCO OPPENHEIMER CAPITAL INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

98      INVESCO OPPENHEIMER CAPITAL INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco. com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

99      INVESCO OPPENHEIMER CAPITAL INCOME FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Capital Income Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Capital Income Fund into Invesco Oppenheimer Capital Income Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	111,546,827	6,366,913	9,031,764	0

100      INVESCO OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			230	None

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	230	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

101       INVESCO OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)		Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

102      INVESCO OPPENHEIMER CAPITAL INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)		company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

103      INVESCO OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	230

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	230	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	230

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry	230	None

104      INVESCO OPPENHEIMER CAPITAL INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Jack M. Fields (Continued)		company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	230

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	230	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the	230	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

105      INVESCO OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Elizabeth Krentzman (Continued)		Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	230	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	230	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			230

Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	230	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

106      INVESCO OPPENHEIMER CAPITAL INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	230	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	230	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	230	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	230	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	230

Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and	230	ISO New England, Inc. (non-profit organization managing regional electricity market)

107      INVESCO OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Christopher L. Wilson (Continued)

consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

108      INVESCO OPPENHEIMER CAPITAL INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust,

			N/A	N/A

109      INVESCO OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds

			N/A	N/A

110      INVESCO OPPENHEIMER CAPITAL INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)

Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and

			N/A	N/A

111      INVESCO OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)

General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

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Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer –Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self- Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	JPMorgan Chase Bank
LLP	Goodwin Procter LLP	Services, Inc.	4 Chase Metro Tech
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	Center
Suite 2600	Washington, D.C. 20001	Suite 1000	Brooklyn, NY 11245
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

114      INVESCO OPPENHEIMER CAPITAL INCOME FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

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This Privacy Policy was last updated on May 6, 2018.

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We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

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How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1 NTD

115      INVESCO OPPENHEIMER CAPITAL INCOME FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

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We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

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Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

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116      INVESCO OPPENHEIMER CAPITAL INCOME FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

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Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

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We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

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(404) 962-8288

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Anne.Gerry@invesco.com

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You may also contact us to:

117      INVESCO OPPENHEIMER CAPITAL INCOME FUND

INVESCO’S PRIVACY NOTICE Continued

● Request that we amend, rectify, delete or update the personal data we hold about you;

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● Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

118      INVESCO OPPENHEIMER CAPITAL INCOME FUND

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Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-CAPI-AR-1 10272019

Annual Report	8/31/2019

Invesco
Oppenheimer
Developing Markets
Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Developing Markets Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI Emerging Markets Index
1-Year	0.34%	-5.19%	-4.36%
5-Year	0.98	-0.15	0.38
10-Year	6.29	5.69	4.07

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund

3          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 0.34% and outperformed its benchmark, the MSCI Emerging Markets Index (the “index”), which returned -4.36%. On a sector basis, the Fund outperformed the Index in 6 out of 11 sectors, led by stock selection in the Financials and Healthcare sectors and stock selection and an overweight allocation in the Consumer Discretionary sector. The Fund underperformed the Index due to its lack of exposure to the Utilities sector, and due to stock selection in the Consumer Staples sector.

In terms of countries, stock selection in China and India and an overweight in Russia contributed positively to relative performance versus the Index. Stock selection in the United Kingdom, South Africa and the United Arab Emirates detracted from performance versus the index.

MARKET OVERVIEW

Not surprisingly, for an asset class that covers close to 25 markets, there are several controversies that effect EM equity performance. China, as the largest economy and equity market in EM by a wide margin, is at the epicenter. The trade dispute between the US and China is clearly about more than just trade and therefore will be challenging to fully resolve. The other major controversy related to China is a misunderstanding about its growth trajectory. After an extended period of extremely rapid growth, China’s

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

5          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

economy is undergoing a major structural transformation and moving to onto a more sustainable development track. This transition will not be linear, but we believe that China’s circumstances are largely manageable. Even at a slower 5% pace of growth over the long term, China will still account for 30-40% of global GDP growth, making it the single largest growth engine in the world. However, the future drivers will likely be different from those of the last 30 years and will include what we believe are even more interesting investment opportunities. Elsewhere in EM, the election of AMLO last year in Mexico and the re-election of Modi this past May in India, will hopefully result in structural reforms desperately needed by these markets to drive sustainable and more equitable growth. We are less convinced that the Brazilian government, despite some movement in the right direction on pension reform, has the will to execute on the steps necessary to live up to the market’s enthusiasm following the election of Jair Bolsonaro last October.

FUND REVIEW

Top contributors to performance during this reporting period included B3 SA-Brasil Bolsa, Jiangsu Hengrui Medicine, and Meituan Dianping.

B3 SA- Brasil Bolsa (B3) operates an integrated regional exchange in Brazil, serving customers globally. The October 2018 Presidential election of Jair Bolsonaro created macro tailwinds that have benefited B3. Since the election, Brazil’s central bank has kept a low-interest rate environment, which is likely to persist for a prolonged period, fueling trading volumes and accelerating capital market activity. The exchange has further benefited from key hurdles the Bolsonaro administration cleared in the longstanding battle over pension reform that had the dual effect of boosting external investor confidence and stabilizing asset prices.

Jiangsu Hengrui Medicine is a Chinese pharmaceutical company. While the company began as a generics manufacturer, we believe it is quickly becoming a leading player in the development of innovative drugs. Hengrui boasts a diversified drug portfolio, a strong R&D product pipeline and a knowledgeable sales force that allow the company to capitalize on new reforms and regulations implemented by the Chinese Food and Drug Administration (CFDA) that focus on encouraging innovation, improving drug quality and lowering drug costs. The company has begun to reap the benefits of its innovative pipeline as newly launched drugs in three significant markets started to contribute profits- anesthetics, contrast agents and the still under-penetrated cancer drug market.

Meituan Dianping is a Chinese tech company that facilitates delivery, shopping, and bookings in a multitude of service categories including food delivery, restaurant reservations, beauty services and hotel and travel reservations through its web-based platform. Meituan has made progress in the food delivery business, achieving positive

6          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

operating profit in August due to improved economies of scale. The platform also saw an increase in the number of transacting users and the number of active merchants.

Detractors from performance included Glencore, Prada, and Samsung BioLogics.

Glencore is one of the world’s leading producers and marketers of commodities and one of the most diversified. The industry may benefit from more stable commodity prices as well as material growth in the electric vehicle over the next several years, which is expected to drive strong demand for commodities of which Glencore is one of the leading producers- copper, cobalt and nickel. However, in the short term, commodity prices in 2019, specifically in cobalt, have remained weak due to global trade risks. Market sentiment on thermal coal, one of Glencore’s major profit drivers, has deteriorated in 2019 creating a drag on the stock price. In addition, the company has missed a rally in iron-ore, which it does not produce, impacting the company’s performance vs. the other majors. We continue to believe the company’s diversified portfolio provides it with the resilience to battle these short-term headwinds.

Prada is an Italian luxury goods company that operates in an industry with high barriers to entry, strong secular tailwinds and strong pricing power for their brands. Prada has reported weaker than anticipated sales numbers and a deceleration in EBIT margin, which has had an impact on the share price.

We believe that Prada has taken practical steps, such as rolling out a refreshed product offering and an enhanced digital strategy, that will help stabilize the company. We believe the shares are extraordinarily cheap and embed an overly pessimistic outlook.

Samsung BioLogics is a South Korean manufacturer of bio-healthcare products, has evolved from a leading contract and manufacturing organization (CMO) in the country to one of the fastest-growing in the world. Samsung Biologics owns a 50% stake in the biosimilar producer Samsung Bioepis with US biotech giant Biogen, which currently has seven products in its pipeline. This JV positions Samsung Biologics to benefit from the United States Food and Drug Administrations (FDA) guidelines on interchangeability, allowing customers to potentially switch to biosimilars at the drug store counter. Further, if biosimilar volume picks up in the United Sates, Samsung Biolgics CMO business could potentially enjoy a large increase in the quantity of production volume and they already possess a strong cost advantage to competitors. Samsung Biologics has been grappling several headwinds that are impacting the share price including, more recently, major geopolitical issues involving South Korea and Japan, as well as deteriorating relations with North Korea. However, despite these setbacks, our long-term thesis remains intact- we believe that Samsung Biologics is poised to benefit from a surge in demand for biosimilars as they proliferate the United States, European and Emerging Markets.

7          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

STRATEGY & OUTLOOK

We continue to believe that EM should be an increasingly core allocation for global investors. EM now represents a meaningful portion of global GDP and is the largest contributor to global growth. Most investors are still under-allocated to the asset class and, especially for those who invest through passive vehicles, to the areas of EM that exhibit the most attractive growth characteristics.

Our approach to investing and the positioning of the portfolio remains unchanged. We are long term investors in companies that we see as extraordinary, with what we believe are massive competitive advantages and real options that manifest themselves over many years. We have exposure to sectors and industries where we see dynamic change and real value being extracted including ecommerce, cloud computing, internet services, healthcare, travel and education.

8          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Alibaba Group Holding Ltd., Sponsored ADR	7.2%
Novatek PJSC, Sponsored GDR	4.5
Taiwan Semiconductor Manufacturing Co. Ltd.	4.1
Housing Development Finance Corp. Ltd.	3.8
Kering SA	3.8
Kotak Mahindra Bank Ltd.	3.0
Tencent Holdings Ltd.	3.0
AIA Group Ltd.	2.9
Yum China Holdings, Inc.	2.6
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	2.5

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019, and are based on net assets.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019, and are based on the total market value of investments.

For more current Fund holdings, please visit invesco.com.

9          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (ODMAX)	11/18/96	0.34%	0.98%	6.29%
Class C (ODVCX)	11/18/96	-0.41	0.22	5.51
Class R (ODVNX)	3/1/01	0.10	0.73	5.97
Class Y (ODVYX)	9/7/05	0.61	1.23	6.59
Class R5 (DVMFX)[1]	5/24/19	0.41	1.00	6.29
Class R6 (ODVIX)[2]	12/29/11	0.76	1.41	5.87[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/19
	Inception Date	1-Year	5-Year	10-Year
Class A (ODMAX)	11/18/96	-5.19%	-0.15%	5.69%
Class C (ODVCX)	11/18/96	-1.41	0.22	5.51
Class R (ODVNX)	3/1/01	0.10	0.73	5.97
Class Y (ODVYX)	9/7/05	0.61	1.23	6.59
Class R5 (DVMFX)[1]	5/24/19	0.41	1.00	6.29
Class R6 (ODVIX)[2]	12/29/11	0.76	1.41	5.87[3]

1. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Consolidated Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

3. Shows performance since inception.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different

10          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the MSCI Emerging Markets Index, which is designed to measure equity market performance of emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

Actual	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During 6 Months Ended August 31, 2019[1,2]
Class A	$ 1,000.00	$ 995.00	$ 6.31
Class C	1,000.00	991.10	10.09
Class R	1,000.00	993.80	7.57
Class Y	1,000.00	996.40	5.04
Class R5	1,000.00	995.70	2.36
Class R6	1,000.00	997.10	4.24

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.90	6.38
Class C	1,000.00	1,015.12	10.21
Class R	1,000.00	1,017.64	7.66
Class Y	1,000.00	1,020.16	5.10
Class R5	1,000.00	1,020.82	4.44
Class R6	1,000.00	1,020.97	4.29

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 99/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.25%
Class C	2.00
Class R	1.50
Class Y	1.00
Class R5	0.87
Class R6	0.84

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights”

13          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

14          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS August 31, 2019

	Shares	Value
Common Stocks—91.0%
Consumer Discretionary—29.2%
Entertainment—0.0%
Tencent Music Entertainment Group, ADR[1]	8,537	$113,542
Hotels, Restaurants & Leisure—5.6%
Alsea SAB de CV1,2	72,433,347	154,469,538
Huazhu Group Ltd., ADR[2]	29,530,806	975,402,522
Jollibee Foods Corp.	13,019,427	59,418,600
Yum China Holdings, Inc.[2]	23,227,290	1,055,215,785

		2,244,506,445
Household Durables—0.0%
Steinhoff International Holdings NV1	115,822,130	9,163,347
Interactive Media & Services—3.9%
Tencent Holdings Ltd.	28,964,110	1,192,879,179
Yandex NV, Cl. A1,2	9,899,470	367,270,337

		1,560,149,516
Internet & Catalog Retail—10.2%
Alibaba Group Holding Ltd., Sponsored ADR[1]	16,667,079	2,917,238,837
Baozun, Inc., Sponsored ADR[1]	2,390,030	109,367,773
Meituan Dianping, Cl. B1	103,141,300	974,236,380
MercadoLibre, Inc.[1]	220,920	131,359,032

		4,132,202,022
Media—1.0%
Zee Entertainment Enterprises Ltd.[2]	74,318,476	388,472,381
Multiline Retail—2.2%
Lojas Americanas SA2	108,714,800	491,723,787
SACI Falabella	74,519,550	418,243,040

		909,966,827
Textiles, Apparel & Luxury Goods—6.3%
Kering SA	3,132,958	1,518,916,922
LVMH Moet Hennessy Louis Vuitton SE	1,216,729	485,342,448
Moncler SpA	5,816,186	217,948,751

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
PRADA SpA	119,610,010	$335,485,941

		2,557,694,062
Consumer Staples—7.5%
Beverages—3.2%
Anadolu Efes Biracilik Ve Malt Sanayii AS2	38,338,430	168,401,329
Fomento Economico Mexicano SAB de CV	91,960,081	839,830,034
Fomento Economico Mexicano SAB de CV, Sponsored ADR	3,093,745	282,644,543

		1,290,875,906
Food & Staples Retailing—2.2%
Atacadao SA	67,305,900	362,453,893
BIM Birlesik Magazalar AS	13,241,290	106,873,676
Shoprite Holdings Ltd.	24,721,145	183,982,472
Wal-Mart de Mexico SAB de CV	76,945,903	217,805,108

		871,115,149
Food Products—0.3%
Vietnam Dairy Products JSC	20,419,300	108,174,027
Personal Products—1.8%
Amorepacific Corp.	1,449,666	155,557,235
AMOREPACIFIC Group	1,503,979	73,037,444
LG Household & Health Care Ltd.	244,089	237,564,376
Natura Cosmeticos SA	17,326,900	276,075,552

		742,234,607
Energy—5.7%
Oil, Gas & Consumable Fuels—5.7%
LUKOIL PJSC, Sponsored ADR	5,874,644	472,508,362
Novatek PJSC, Sponsored GDR	9,391,646	1,823,529,518

		2,296,037,880
Financials—25.5%
Capital Markets—3.0%
B3 SA-Brasil Bolsa Balcao	37,962,548	410,703,248

15          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Capital Markets (Continued)
China International Capital Corp. Ltd., Cl. H3	85,576,800	$147,089,966
Hong Kong Exchanges & Clearing Ltd.	21,105,356	642,602,045

		1,200,395,259
Commercial Banks—10.0%
Akbank TAS[1]	236,617,980	281,932,080
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, Cl. B	119,290,221	151,601,523
Bandhan Bank Ltd.[3]	8,959,566	58,841,845
Bank Central Asia Tbk PT	112,323,800	240,737,761
Commercial International Bank Egypt SAE	45,861,035	222,186,439
Credicorp Ltd.	3,718,042	770,080,859
Grupo Aval Acciones y Valores SA, ADR[2]	27,098,977	198,635,501
Grupo Financiero Banorte SAB de CV, Cl. O	22,235,486	119,623,287
Grupo Financiero Inbursa SAB de CV, Cl. O	207,029,544	255,875,149
Itau Unibanco Holding SA, ADR	20,632,810	170,014,354
Kotak Mahindra Bank Ltd.	60,622,707	1,215,575,347
Sberbank of Russia PJSC	31,491,622	106,021,049
Siam Commercial Bank PCL (The)	43,316,800	174,214,825
Turkiye Garanti Bankasi AS1	55,211,461	84,395,331

		4,049,735,350
Consumer Finance—0.3%
Cholamandalam Investment & Finance Co. Ltd.	34,621,005	130,369,787
Diversified Financial Services—2.1%
Ayala Corp.	3,649,120	64,842,737

	Shares	Value
Diversified Financial Services (Continued)
FirstRand Ltd.	197,607,420	$780,742,471

		845,585,208
Insurance—4.4%
AIA Group Ltd.	122,390,600	1,184,962,158
Ping An Insurance Group Co. of China Ltd., Cl. A	48,931,286	596,407,037

		1,781,369,195
Real Estate Management & Development—1.9%
Ayala Land, Inc.	317,887,100	288,580,856
Emaar Properties PJSC	126,330,811	170,274,185
Hang Lung Properties Ltd.	8,103,000	18,271,891
Oberoi Realty Ltd.	15,128,917	120,362,785
SM Prime Holdings, Inc.	250,606,972	169,814,336

		767,304,053
Thrifts & Mortgage Finance—3.8%
Housing Development Finance Corp. Ltd.	50,988,354	1,545,220,481
Health Care—5.8%
Biotechnology—0.7%
Biocon Ltd.	14,336,677	47,265,059
Innovent Biologics, Inc.[1,3]	57,236,000	184,545,322
Shanghai Junshi Biosciences Co. Ltd., Cl. H1,2,3	11,821,000	46,023,409

		277,833,790
Health Care Providers & Services—0.7%
Sinopharm Group Co. Ltd., Cl. H2	78,851,600	284,173,306
Health Care Technology—0.0%
Ping An Healthcare & Technology Co. Ltd.[1,3]	2,664,621	15,710,382
Life Sciences Tools & Services—1.4%
Samsung Biologics Co. Ltd.[1,3]	1,275,175	283,147,483
Wuxi Biologics Cayman, Inc.[1,3]	26,576,500	278,886,654

		562,034,137

16          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value
Pharmaceuticals—3.0%
Hansoh Pharmaceutical Group Co. Ltd.[1,3]	36,548,000	$123,264,101
Hutchison China MediTech Ltd., ADR[1]	3,230,910	70,401,529
Jiangsu Hengrui Medicine Co. Ltd., Cl. A4	17,609,510	196,812,502
Jiangsu Hengrui Medicine Co. Ltd., Cl. A4,5	73,695,405	825,350,416

		1,215,828,548
Industrials—4.2%
Air Freight & Couriers—1.4%
ZTO Express Cayman, Inc., ADR	27,859,787	571,404,231
Industrial Conglomerates—2.4%
Jardine Strategic Holdings Ltd.	13,467,948	425,076,452
SM Investments Corp.	26,729,237	527,468,077

		952,544,529
Transportation Infrastructure—0.4%
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	12,082,161	177,752,422
Information Technology—6.8%
Electronic Equipment, Instruments, & Components—0.1%
Sunny Optical Technology Group Co. Ltd.	2,374,100	32,529,532
IT Services—1.7%
StoneCo Ltd., Cl. A1	4,796,210	144,269,997
Tata Consultancy Services Ltd.	16,731,906	529,112,142

		673,382,139
Semiconductors & Semiconductor Equipment—4.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	200,756,429	1,653,470,101

	Shares	Value
Technology Hardware, Storage & Peripherals—0.9%
Samsung Electronics Co. Ltd.	10,340,398	$375,558,065
Materials—6.3%
Construction Materials—0.9%
Dalmia Bharat Ltd.	4,928,583	61,996,987
Indocement Tunggal Prakarsa Tbk PT	125,325,579	191,122,089
Semen Indonesia Persero Tbk PT	98,230,000	91,310,370

		344,429,446
Metals & Mining—5.4%
Glencore plc[1]	342,821,659	989,752,508
Grupo Mexico SAB de CV	232,901,184	536,422,855
MMC Norilsk Nickel PJSC	312,740	75,541,210
MMC Norilsk Nickel PJSC, ADR	7,489,663	181,719,499
Polyus PJSC, GDR[3]	1,483,500	84,878,094
Vale SA, Cl. B, Sponsored ADR[1]	30,107,670	331,184,370

		2,199,498,536

Total Common Stocks (Cost $28,189,480,388)		36,766,834,208
Preferred Stocks—2.3%
Grab Holdings, Inc., H Shares, Preference[1,2,5,6]	104,679,791	645,131,084
Xiaoju Kuaizhi, Inc., Series A, Preference[1,2,5,6]	2,615,945	125,539,201
Xiaoju Kuaizhi, Inc., Series A1, Preference[1,2,5,6]	2,083,333	99,979,151
Xiaoju Kuaizhi, Inc., Series B, Preference[1,2,5,6]	981,699	47,111,735
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.[2]	189,591,305	14,390,433

Total Preferred Stocks (Cost $895,131,051)		932,151,604

17          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Investment Company—4.5%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%[7] (Cost $1,823,010,437)	1,823,010,437	$1,823,030,490
Total Investments, at Value (Cost $30,907,621,876)	97.8%	39,522,016,302
Net Other Assets (Liabilities)	2.2	878,189,977
Net Assets	100.0%	$40,400,206,279

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2018	Gross Additions	Gross Reductions	Shares August 31, 2019
Common Stock
Beverages
Anadolu Efes Biracilik Ve Malt Sanayii AS	38,338,430	—	—	38,338,430
Biotechnology
Shanghai Junshi Biosciences Co. Ltd., Cl. H	—	15,407,000	3,586,000	11,821,000
Commercial Banks
Grupo Aval Acciones y Valores SA, ADR	27,098,977	—	—	27,098,977
Health Care Providers & Services
Apollo Hospitals Enterprise Ltd.	10,982,511	—	10,982,511	—
Sinopharm Group Co. Ltd., Cl. H	166,180,000	—	87,328,400	78,851,600
Hotels, Restaurants & Leisure
Alsea SAB de CV	—	72,433,347	—	72,433,347
Huazhu Group Ltd., ADR	23,141,037	6,389,769	—	29,530,806
Yum China Holdings, Inc.	4,940,740	18,286,550	—	23,227,290
Interactive Media & Services
Yandex NV, Cl. Aa	11,817,570	3,616,260	5,534,360	9,899,470
Media
Zee Entertainment Enterprises Ltd.	65,300,739	9,017,737	—	74,318,476
Multiline Retail
Lojas Americanas SA	98,235,400	21,530,200	11,050,800	108,714,800
Preferred Stock
Grab Holdings, Inc., H Shares, Preference	65,391,294	39,288,497	—	104,679,791
Xiaoju Kuaizhi, Inc., Series A, Preference	2,615,945	—	—	2,615,945

18          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

Footnotes to Consolidated Statement of Investments (Continued)

	Shares August 31, 2018	Gross Additions	Gross Reductions	Shares August 31, 2019
Xiaoju Kuaizhi, Inc., Series A1, Preference	2,083,333	—	—	2,083,333
Xiaoju Kuaizhi, Inc., Series B, Preference	981,699	—	—	981,699
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	189,591,305	—	—	189,591,305

	Value		Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Common Stock
Beverages
Anadolu Efes Biracilik Ve Malt Sanayii AS	$168,401,329		$2,830,092	$—	$46,388,197
Biotechnology
Shanghai Junshi Biosciences Co. Ltd., Cl. H	46,023,409		—	4,840,596	16,395,357
Commercial Banks
Grupo Aval Acciones y Valores SA, ADR	198,635,501		9,060,844	—	(15,717,407)
Health Care Providers & Services
Apollo Hospitals Enterprise Ltd.	—		708,278	6,798,260	(16,439,654)
Sinopharm Group Co. Ltd., Cl. H	284,173,306		6,094,898	(25,459,424)	(153,703,173)
Hotels, Restaurants & Leisure
Alsea SAB de CV	154,469,538		—	—	(28,254,136)
Huazhu Group Ltd., ADR	975,402,522		7,903,621	—	(33,544,209)
Yum China Holdings, Inc.	1,055,215,785		6,713,648	—	110,036,777
Interactive Media & Services
Yandex NV, Cl. Aa	—	[b]	—	15,566,560	71,907,873
Media
Zee Entertainment Enterprises Ltd.	388,472,381		3,794,663	—	(122,597,125)
Multiline Retail
Lojas Americanas SA	491,723,787		1,496,455	(9,888,264)	99,001,481
Preferred Stock
Grab Holdings, Inc., H Shares, Preference	645,131,084		—	—	—
Xiaoju Kuaizhi, Inc., Series A, Preference	125,539,201		—	—	2,145,075
Xiaoju Kuaizhi, Inc., Series A1, Preference	99,979,151		—	—	1,708,333
Xiaoju Kuaizhi, Inc., Series B, Preference	47,111,735		—	—	804,993
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	14,390,433		1,284,049	—	2,570,322

Total	$4,694,669,162		$39,886,548	$(8,142,272)	$(19,297,296)

     a. No longer affiliate at period end.

     b. The security is no longer an affiliate, therefore, the value has been excluded from this table.

19          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

3. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $1,222,387,256, which represented 3.03% of the Fund’s Net Assets.

4. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

5. All or a portion of this security is owned by the subsidiary. See Note 1 of the accompanying Consolidated Notes.

6. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

7. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
China	$10,676,016,860	27.0%
India	4,111,607,248	10.4
Russia	3,111,468,068	7.9
Mexico	2,736,024,460	6.9
Hong Kong	2,464,578,177	6.2
Brazil	2,186,425,202	5.5
France	2,004,259,370	5.1
United States	1,823,030,491	4.6
Taiwan	1,653,470,101	4.2
South Korea	1,124,864,603	2.9
Philippines	1,110,124,605	2.8
Switzerland	989,752,508	2.5
South Africa	973,888,290	2.5
Peru	770,080,859	2.0
Singapore	645,131,084	1.6
Turkey	641,602,414	1.6
Italy	553,434,692	1.4
Indonesia	523,170,220	1.3
Chile	418,243,040	1.1
Egypt	222,186,440	0.6
Colombia	198,635,501	0.5
Thailand	174,214,825	0.4
United Arab Emirates	170,274,185	0.4
Argentina	131,359,032	0.3
Vietnam	108,174,027	0.3

Total	$39,522,016,302	100.0%

See accompanying Notes to Consolidated Financial Statements.

20          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES August 31, 2019

Assets
Investments, at value—see accompanying consolidated schedule of investments:

Unaffiliated companies (cost $25,080,267,198)	$33,004,316,650

Affiliated companies (cost $5,827,354,678)	6,517,699,652

39,522,016,302
Cash	625,552,117
Cash—foreign currencies (cost $364,421,914)	351,499,986
Receivables and other assets:

Shares of beneficial interest sold	35,275,183

Dividends	27,037,747

Investments sold	19,555,118

Other	1,591,558

Total assets	40,582,528,011
Liabilities
Payables and other liabilities:

Foreign capital gains tax	79,705,968

Shares of beneficial interest redeemed	40,010,597

Investments purchased	38,592,762

Transfer and shareholder servicing agent fees	10,134,482

Trustees’ compensation	1,798,386

Advisory fees	1,685,544

Distribution and service plan fees	1,618,298

Shareholder communications	1,031,600

Administration fees	8,560

Other	7,735,535

Total liabilities	182,321,732
Net Assets	$40,400,206,279

Composition of Net Assets

Shares of beneficial interest	$31,058,682,779

Total distributable earnings	9,341,523,500

Net Assets	$40,400,206,279

21          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $4,686,134,457 and 111,436,136 shares of beneficial interest outstanding)	$42.05

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$44.50

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $493,169,169 and 12,663,198 shares of beneficial interest outstanding)	$38.95

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $471,206,247 and 11,674,820 shares of beneficial interest outstanding)	$40.36

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $18,525,444,612 and 446,538,380 shares of beneficial interest outstanding)	$41.49

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,222 and 242.93 shares of beneficial interest outstanding)	$42.08

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $16,224,241,572 and 390,748,676 shares of beneficial interest outstanding)	$41.52

See accompanying Notes to Consolidated Financial Statements.

22          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended August 31, 2019

Investment Income

Dividends:

Unaffiliated companies (net of foreign withholding taxes of $56,649,655)	$549,718,040

Affiliated companies (net of foreign withholding taxes of $1,591,874)	72,938,463

Interest	960,755

Total investment income	623,617,258

Expenses

Advisory fees	298,769,275

Administration fees	1,517,342

Distribution and service plan fees:

Class A	11,989,716

Class C	6,981,281

Class R	2,555,007

Transfer and shareholder servicing agent fees:

Class A	9,059,042

Class C	1,317,708

Class R	959,453

Class Y	33,288,086

Class R5	1

Class R6	3,346,945

Shareholder communications:

Class A	146,774

Class C	20,037

Class R	12,750

Class Y	545,350

Class R6	443,771

Custodian fees and expenses	15,631,423

Borrowing fees	794,564

Trustees’ compensation	505,361

Other	6,538,128

Total expenses	394,422,014

Less waivers, reimbursements of expenses and expense offset arrangement(s)	(1,788,778)

Net expenses	392,633,236

Net Investment Income	230,984,022

23          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:

Investment transactions in:

Unaffiliated companies	$1,276,561,933

Affiliated companies	(8,142,272)

Foreign currency transactions	(34,227,728)

Net realized gain	1,234,191,933

Net change in unrealized appreciation/(depreciation) on:

Investment transactions in:

Unaffiliated companies (net of foreign capital gains tax of $61,370,129)	(1,184,844,127)

Affiliated companies	(19,297,296)

Translation of assets and liabilities denominated in foreign currencies	4,628,390

Net change in unrealized appreciation/(depreciation)	(1,199,513,033)

Net Increase in Net Assets Resulting from Operations	$265,662,922

See accompanying Notes to Consolidated Financial Statements.

24          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment income	$230,984,022	$143,722,639
Net realized gain	1,234,191,933	2,682,724,173
Net change in unrealized appreciation/(depreciation)	(1,199,513,033)	(2,198,636,821)

Net increase in net assets resulting from operations	265,662,922	627,809,991

Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	(12,939,870)	(18,919,405)
Class B2	—	—
Class C	—	—
Class R	—	(743,812)
Class Y	(100,145,148)	(104,289,090)
Class R5	—	—
Class R6	(107,242,383)	(92,634,631)

Total distributions from distributable earnings	(220,327,401)	(216,586,938)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(574,327,685)	(1,193,123,304)
Class B2	—	(19,647,055)
Class C	(335,015,124)	(160,861,678)
Class R	(112,086,207)	(107,346,421)
Class Y	612,900,938	188,006,405
Class R5	10,025	—
Class R6	2,187,851,902	2,377,253,137

Total beneficial interest transactions	1,779,333,849	1,084,281,084

Net Assets
Total increase	1,824,669,370	1,495,504,137
Beginning of period	38,575,536,909	37,080,032,772

End of period	$40,400,206,279	$38,575,536,909

1. The Securities Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Consolidated Financial Statements.

25          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015

Per Share Operating Data
Net asset value, beginning of period	$42.01	$41.49	$33.45	$30.06	$41.30
Income (loss) from investment operations:
Net investment income[1]	0.14	0.06	0.13	0.12	0.17
Net realized and unrealized gain (loss)	0.01	0.59	7.98	3.40	(10.71)
Total from investment operations	0.15	0.65	8.11	3.52	(10.54)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.13)	(0.07)	(0.13)	(0.10)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.60)
Total dividends and/or distributions to shareholders	(0.11)	(0.13)	(0.07)	(0.13)	(0.70)
Net asset value, end of period	$42.05	$42.01	$41.49	$33.45	$30.06

Total Return, at Net Asset Value[2]	0.34%	1.59%	24.32%	11.74%	(25.84)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,686,134	$5,277,791	$6,350,957	$6,574,857	$7,679,026
Average net assets (in thousands)	$4,832,676	$6,132,474	$6,236,473	$6,903,922	$10,303,699
Ratios to average net assets:[3] Net investment income	0.34%	0.13%	0.37%	0.38%	0.47%
Expenses excluding specific expenses listed below	1.27%	1.29%	1.32%	1.32%	1.31%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Total expenses[5]	1.27%	1.29%	1.32%	1.32%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%[6]	1.28%	1.31%	1.32%[6]	1.30%
Portfolio turnover rate[7]	28%	36%	33%	18%	36%

26          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	1.27%
Year Ended August 31, 2018	1.29%
Year Ended August 31, 2017	1.32%
Year Ended August 31, 2016	1.32%
Year Ended August 31, 2015	1.31%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

27          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015

Per Share Operating Data
Net asset value, beginning of period	$39.10	$38.79	$31.44	$28.35	$39.17
Income (loss) from investment operations:
Net investment loss[1]	(0.16)	(0.25)	(0.13)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	0.01	0.56	7.48	3.20	(10.12)
Total from investment operations	(0.15)	0.31	7.35	3.09	(10.22)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.60)
Total dividends and/or distributions to shareholders	0.00	0.00	0.00	0.00	(0.60)
Net asset value, end of period	$38.95	$39.10	$38.79	$31.44	$28.35

Total Return, at Net Asset Value[2]	(0.41)%	0.80%	23.38%	10.90%	(26.39)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$493,169	$826,481	$973,031	$1,046,894	$1,311,171
Average net assets (in thousands)	$697,567	$943,157	$964,547	$1,114,383	$1,785,113
Ratios to average net assets:[3]
Net investment loss	(0.42)%	(0.62)%	(0.39)%	(0.39)%	(0.29)%
Expenses excluding specific expenses listed below	2.02%	2.05%	2.07%	2.07%	2.06%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Total expenses[5]	2.02%	2.05%	2.07%	2.07%	2.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.02%[6]	2.04%	2.06%	2.07%[6]	2.05%
Portfolio turnover rate[7]	28%	36%	33%	18%	36%

28          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	2.02%
Year Ended August 31, 2018	2.05%
Year Ended August 31, 2017	2.07%
Year Ended August 31, 2016	2.07%
Year Ended August 31, 2015	2.06%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

29          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015

Per Share Operating Data
Net asset value, beginning of period	$40.32	$39.84	$32.13	$28.88	$39.74
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	(0.05)	0.05	0.04	0.08
Net realized and unrealized gain (loss)	0.01	0.58	7.66	3.27	(10.30)

Total from investment operations	0.04	0.53	7.71	3.31	(10.22)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.05)	(0.00)[2]	(0.06)	(0.04)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.60)

Total dividends and/or distributions to shareholders	0.00	(0.05)	(0.00)	(0.06)	(0.64)
Net asset value, end of period	$40.36	$40.32	$39.84	$32.13	$28.88

Total Return, at Net Asset Value[3]	0.10%	1.32%	24.01%	11.47%	(26.03)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$471,206	$585,385	$680,861	$634,007	$657,581
Average net assets (in thousands)	$510,935	$667,630	$626,788	$627,034	$832,613
Ratios to average net assets:[4]
Net investment income (loss)	0.08%	(0.12)%	0.14%	0.14%	0.23%
Expenses excluding specific expenses listed below	1.52%	1.55%	1.57%	1.57%	1.56%
Interest and fees from borrowings[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.52%	1.55%	1.57%	1.57%	1.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.52%[7]	1.54%	1.56%	1.57%[7]	1.55%
Portfolio turnover rate[8]	28%	36%	33%	18%	36%

30          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	1.52%
Year Ended August 31, 2018	1.55%
Year Ended August 31, 2017	1.57%
Year Ended August 31, 2016	1.57%
Year Ended August 31, 2015	1.56%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

31          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015

Per Share Operating Data
Net asset value, beginning of period	$41.48	$40.98	$33.06	$29.73	$40.88
Income (loss) from investment operations:
Net investment income[1]	0.24	0.16	0.24	0.19	0.26
Net realized and unrealized gain (loss)	0.00[2]	0.59	7.85	3.36	(10.59)

Total from investment operations	0.24	0.75	8.09	3.55	(10.33)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.25)	(0.17)	(0.22)	(0.22)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.60)

Total dividends and/or distributions to shareholders	(0.23)	(0.25)	(0.17)	(0.22)	(0.82)
Net asset value, end of period	$41.49	$41.48	$40.98	$33.06	$29.73

Total Return, at Net Asset Value[3]	0.61%	1.82%	24.61%	12.04%	(25.66)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,525,445	$17,898,340	$17,496,988	$13,551,480	$15,358,492
Average net assets (in thousands)	$17,807,102	$18,317,515	$14,523,085	$13,507,017	$19,567,341
Ratios to average net assets:[4]
Net investment income	0.59%	0.38%	0.67%	0.62%	0.74%
Expenses excluding specific expenses listed below	1.02%	1.05%	1.07%	1.07%	1.06%
Interest and fees from borrowings[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.02%	1.05%	1.07%	1.07%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%[7]	1.04%	1.06%	1.07%[7]	1.05%
Portfolio turnover rate[8]	28%	36%	33%	18%	36%

32          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	1.02%
Year Ended August 31, 2018	1.05%
Year Ended August 31, 2017	1.07%
Year Ended August 31, 2016	1.07%
Year Ended August 31, 2015	1.06%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

33          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R5	Period Ended August 31, 2019[1]

Per Share Operating Data
Net asset value, beginning of period	$41.26
Income (loss) from investment operations:
Net investment income[2]	0.09
Net realized and unrealized gain	0.73

Total from investment operations	0.82
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00
Distributions from net realized gain	0.00

Total dividends and/or distributions to shareholders	0.00
Net asset value, end of period	$42.08

Total Return, at Net Asset Value[3]	1.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$11
Ratios to average net assets:[4]
Net investment income	0.74%
Expenses excluding specific expenses listed below	0.87%
Interest and fees from borrowings	0.00%

Total expenses[5]	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.87%[6]
Portfolio turnover rate[7]	28%

34          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

1. For the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended August 31, 2019	0.87%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

35          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R6	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015

Per Share Operating Data
Net asset value, beginning of period	$41.52	$41.01	$33.09	$29.77	$40.94
Income (loss) from investment operations:
Net investment income[1]	0.31	0.23	0.31	0.26	0.34
Net realized and unrealized gain (loss)	(0.01)	0.59	7.84	3.36	(10.61)

Total from investment operations	0.30	0.82	8.15	3.62	(10.27)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.31)	(0.23)	(0.30)	(0.30)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.60)

Total dividends and/or distributions to shareholders	(0.30)	(0.31)	(0.23)	(0.30)	(0.90)
Net asset value, end of period	$41.52	$41.52	$41.01	$33.09	$29.77

Total Return, at Net Asset Value[2]	0.77%	2.00%	24.84%	12.22%	(25.50)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,224,242	$13,987,540	$11,559,582	$7,861,500	$6,201,064
Average net assets (in thousands)	$15,072,069	$13,484,000	$9,305,452	$6,593,711	$6,961,648
Ratios to average net assets:[3]
Net investment income	0.75%	0.55%	0.87%	0.87%	0.95%
Expenses excluding specific expenses listed below	0.86%	0.87%	0.88%	0.88%	0.87%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[5]	0.86%	0.87%	0.88%	0.88%	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%[6]	0.87%[6]	0.88%[6]	0.88%[6]	0.86%
Portfolio turnover rate[7]	28%	36%	33%	18%	36%

36          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	0.86%
Year Ended August 31, 2018	0.87%
Year Ended August 31, 2017	0.88%
Year Ended August 31, 2016	0.88%
Year Ended August 31, 2015	0.87%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

37          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS August 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Developing Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Developing Markets Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

The Fund will seek long term capital appreciation by investing primarily in companies established or operating in the People’s Republic of China through investments in the China A Shares Fund (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of Delaware. The Fund may invest up to 10% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an

38          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American

39          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not

40          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

41          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$179,244,648	$755,603,699	$—	$8,408,416,070

1. During the reporting period, the Fund utilized $478,076,395 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the previous reporting period, the Fund utilized $1,062,933,759 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Earnings[3]
$34,656,104	$34,656,104

3. $34,652,413, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended August 31, 2019	Year Ended August 31, 2018
Distributions paid from:
Ordinary income	$220,327,401	$216,586,938

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

42          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

Federal tax cost of securities	$31,020,862,282
Federal tax cost of other investments	364,421,914

Total federal tax cost	$31,385,284,196

Gross unrealized appreciation	$12,476,428,849
Gross unrealized depreciation	(4,068,012,779)

Net unrealized appreciation	$8,408,416,070

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of

43          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

44          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $250 million	1.00%
Next $250 million	0.95
Next $500 million	0.90
Next $6 billion	0.85
Next $3 billion	0.80
Next $20 billion	0.75
Next $15 billion	0.74
Over $45 billion	0.73

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended August 31, 2019, the effective advisory fees incurred by the Fund was

0.77%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $214,574,117 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/ or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.29%, 2.05%, 1.55%, 1.05%, 0.92% and 0.87%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but

45          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2019, the Adviser waived advisory fees of $1,433,377.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended August 31, 2019, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended August 31, 2019, expenses incurred under the plans are shown in the

46          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

Consolidated Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2019, IDI advised the Fund that IDI retained $16,109 in front-end sales commissions from the sale of Class A shares and $126 and $2,185 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $71,494 in front–end sales commissions from the sale of Class A shares and $11,633 and $6,384 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value

47          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$6,620,404,193	$5,181,863,949	$—	$11,802,268,142
Consumer Staples	1,978,809,130	1,033,590,559	—	3,012,399,689
Energy	—	2,296,037,880	—	2,296,037,880
Financials	2,076,533,921	8,243,445,412	—	10,319,979,333
Health Care	70,401,529	2,285,178,634	—	2,355,580,163
Industrials	749,156,653	952,544,529	—	1,701,701,182
Information Technology	144,269,997	2,590,669,840	—	2,734,939,837
Materials	867,607,225	1,676,320,757	—	2,543,927,982
Preferred Stocks	14,390,433	—	917,761,171	932,151,604
Investment Company	1,823,030,490	—	—	1,823,030,490

Total Assets	$14,344,603,571	$24,259,651,560	$917,761,171	$39,522,016,302

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/
depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of August 31, 2018	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Preferred Stocks	$670,971,691	$—	$4,658,402	$—

Total Assets	$670,971,691	$—	$4,658,402	$—

a. Included in net investment income.

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of August 31, 2019
Assets Table
Investments, at Value:
Preferred Stocks	$242,131,078	$—	$—	$—	$917,761,171

Total Assets	$242,131,078	$—	$—	$—	$917,761,171

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at period end:

48          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value:
Preferred Stocks	$4,658,402

Total Assets	$4,658,402

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of August 31, 2019:

	Value as of August 31, 2019	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Preferred Stocks	$272,630,087	Weighted Average Transaction Price	Recent Transac- tion Price	$46-48.39/ share	$47.99 (a)
Preferred Stocks	645,131,084	Recent Transac- tion Price	Recent Transac- tion Price	N/A	$6.1629/share (b)

Total	$917,761,171

(a) The Fund fair values certain preferred stocks at the weighted average of recent transaction prices occurring within the past eight months. The Manager periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(b) The Fund fair values certain preferred stocks at the most recent transaction price occurring within the past five months. The Manager periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period September 1, 2018 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $4,868,661, which resulted in zero net realized gains (losses). For the period May 25, 2019 to August 31, 2019, the Fund did not engage in transactions with affiliates.

49          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

Note 5 - Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $355,401.

Note 6 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired

Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	20,599
Accumulated Liability as of August 31, 2019	362,032

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 7 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank

50          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2019 was $11,254,142,569 and $10,324,743,740, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2019[1]		Year Ended August 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	19,826,241	$825,875,316	21,273,170	$932,056,792
Dividends and/or distributions reinvested	298,774	12,007,718	416,997	17,622,285
Redeemed	(34,310,616)	(1,412,210,719)	(49,132,728)	(2,142,802,381)

Net decrease	(14,185,601)	$(574,327,685)	(27,442,561)	$(1,193,123,304)

Class B
Sold	—	$—	254	$10,465
Dividends and/or distributions reinvested	—	—	—	—
Redeemed[2]	—	—	(468,709)	(19,657,520)

Net decrease	—	$—	(468,455)	$(19,647,055)

Class C
Sold	427,864	$16,283,254	710,658	$29,007,061
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(8,902,854)	(351,298,378)	(4,659,226)	(189,868,739)

Net decrease	(8,474,990)	$(335,015,124)	(3,948,568)	$(160,861,678)

Class R
Sold	1,255,509	$49,307,965	2,098,902	$88,414,402
Dividends and/or distributions reinvested	—	—	17,434	708,333
Redeemed	(4,100,083)	(161,394,172)	(4,686,871)	(196,469,156)

Net decrease	(2,844,574)	$(112,086,207)	(2,570,535)	$(107,346,421)

51          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

	Year Ended August 31, 2019[1]		Year Ended August 31, 2018
	Shares	Amount	Shares	Amount
Class Y
Sold	136,939,699	$5,519,609,533	114,443,327	$4,936,574,257
Dividends and/or distributions reinvested	2,291,204	90,685,856	2,294,025	95,523,194
Redeemed	(124,202,065)	(4,997,394,451)	(112,216,228)	(4,844,091,046)

Net increase	15,028,838	$612,900,938	4,521,124	$188,006,405

Class R5[3]
Sold	243	$10,025	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	243	$10,025	—	$—

Class R6
Sold	128,840,618	$5,206,191,344	115,693,371	$4,997,186,819
Dividends and/or distributions reinvested	2,119,944	83,865,017	1,705,746	71,010,204
Redeemed	(77,134,317)	(3,102,204,459)	(62,345,405)	(2,690,943,886)

Net increase	53,826,245	$2,187,851,902	55,053,712	$2,377,253,137

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. All outstanding Class B shares converted to Class A shares on June 1, 2018.

3. Commencement date after the close of business on May 24, 2019.

Note 10 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

52          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Oppenheimer Developing Markets Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Oppenheimer Developing Markets Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of August 31, 2019, the related consolidated statement of operations and the consolidated statement of changes in net assets for the year ended August 31, 2019, including the related notes, and the consolidated financial highlights for each of the periods ended August 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations and changes in its net assets for the year ended August 31, 2019 and the financial highlights for each of the periods ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of Invesco Oppenheimer Developing Markets Fund (formerly known as Oppenheimer Developing Markets Fund) as of and for the year ended August 31, 2018 and the consolidated financial highlights for each of the periods ended on or prior to August 31, 2018 (not presented herein, other than the consolidated statement of changes in net assets and the consolidated financial highlights) were audited by other auditors whose report dated October 25, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, TX

October 29, 2019

53          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

54          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

55          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 2.77% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $375,925,998 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $12,605,245 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $47,776,441 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $240,933,387 was derived from sources with foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

56          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Developing Markets Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the

57          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The

58          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the

59          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub- Advisers as a result of portfolio brokerage transactions executed through “soft dollar”

60          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

61          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

● Quarterly statements

● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco. com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

62          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Developing Markets Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Developing Markets Fund into Invesco Oppenheimer Developing Markets Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	472,932,324	4,268,144	19,070,699	0

63          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified.

Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	230	None

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	230	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

64          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

65          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

66          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	230

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	230	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	230

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit)	230	None

Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry

67          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Jack M. Fields (Continued)		company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	230

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	230	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the

			230

Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

68          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Elizabeth Krentzman (Continued)		Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	230	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	230	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			230

Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/ industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	230	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

69          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution)	230	Federal Reserve Bank of Dallas

Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	230	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	230	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	230	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	230	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and	230	ISO New England, Inc. (non-profit organization managing regional electricity market)

70          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Christopher L. Wilson (Continued)		consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

71          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003	President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.	N/A	N/A

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust,	N/A	N/A

72          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)		Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.	N/A	N/A

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds

73          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)

Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and

74          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)

General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

75          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008	Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer –Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust	N/A	N/A

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

76          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Robert R. Leveille – 1969 Chief Compliance Officer	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	JPMorgan Chase Bank
LLP	Goodwin Procter LLP	Services, Inc.	4 Chase Metro Tech
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	Center
Suite 2600	Washington, D.C. 20001	Suite 1000	Brooklyn, NY 11245
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

77          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1 NTD

78          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

79          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

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80          INVESCO OPPENHEIMER DEVELOPING MARKETS FUND

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Invesco Distributors, Inc.	O-DVM-AR-1 10272019

Annual Report 8/31/2019

Invesco

Oppenheimer

Emerging Markets

Innovators Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Emerging Markets Innovators Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI Emerging Markets Mid Cap Index
1-Year	-5.11%	-10.29%	-5.27%
5-Year	-0.09	-1.22	-0.94
Since Inception (6/30/14)	-0.22	-1.31	-0.22

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund

3      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -5.11% and outperformed its benchmark, the MSCI Emerging Markets Mid Cap Index, which returned -5.27%. On a sector basis, the Fund outperformed the Index in 4 out of 11 sectors, led by stock selection the Information Technology, Financials and Industrials sectors. The fund underperformed the Index due to stock selection in the Consumer Staples and Materials sector, as well as lack of exposure to the utilities sector.

In terms of countries, stock selection, an overweight allocation in Argentina and an underweight allocation and stock selection in South Korea and South Africa contributed positively to relative performance versus the Index. An underweight allocation to Brazil and stock selection in Thailand and the United Kingdom detracted from performance versus the index.

MARKET OVERVIEW

Not surprisingly, for an asset class that covers close to 25 markets, there are several controversies that effect EM equity performance. China, as the largest economy and equity market in EM by a wide margin, is at the epicenter. The trade dispute between the US and China is clearly about more than just trade and therefore will be challenging to fully resolve. The other major controversy

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

5      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

related to China is a misunderstanding about its growth trajectory. After an extended period of extremely rapid growth, China’s economy is undergoing a major structural transformation and moving onto a more sustainable development track. This transition will not be linear, but we believe that China’s circumstances are largely manageable. Even at a slower 5% pace of growth over the long term, China will still account for 30-40% of global GDP growth, making it the single largest growth engine in the world. However, the future drivers will be different from those of the last 30 years and will include even more interesting investment opportunities. Elsewhere in EM, the election of AMLO last year in Mexico and the re-election of Modi this past May in India, will hopefully result in structural reforms desperately needed by these markets to drive sustainable and more equitable growth. We are less convinced that the Brazilian government, despite some movement in the right direction on pension reform, has the will to execute on the steps necessary to live up to the market’s enthusiasm following the election of Jair Bolsonaro last October.

FUND REVIEW

Top contributors to performance during this reporting period included Localiza Rent A Car, Globant and PagSeguro Digital.

Localiza Rent A Car SA is a leading car rental company in Brazil that has delivered growth in revenue as well as profitability. Localiza has been able to outgrow the overall car rental market in Brazil by gaining market share from smaller companies and from its status as the preferred car supplier for Uber in Brazil. Heavy technological investments allowed Localiza to seamlessly integrate into Uber’s backend system, enabling direct payment deductions from drivers thus greatly reducing credit risk and increasing driver “stickiness.” Further gains in scale may be expected to improve margins.

Globant SA is a technology service provider headquartered in Argentina with clients mainly in North America and Europe. Globant is considered an IT services company, but unlike the traditional IT service providers whose focus remains mostly in legacy software development and support operations, Globant is singularly focused on IT projects using the latest technologies in the digital and cognitive fields. Globant also targets high growth end-markets, in contrast with traditional “cost centers” types of IT outsource models. Some of its more well-known customers include Disney, Microsoft, and Google. We think Globant is well-positioned to ultimately emerge as a winner amongst the new breed of IT service providers, as corporate clients begin to fully appreciate the importance of bringing digital offerings to their end customers. Despite growing revenues over 25% CAGR in the past five years, we believe there is still plenty of growth runway ahead for Globant.

PagSeguro Digital Ltd. (PAGS) is an electronic payment processing company that caters to the micro merchant and small and

6      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

medium size businesses in Brazil. Pagseguro offers these businesses affordable point of sale devices that enable merchants to accept credit or debit cards. In Brazil, micro merchants remain a significantly underserved market and thus offers a long growth runway in terms of customer acquisitions. PAGS announced a significant product expansion underscoring PAGS’s rapid transformation into a full financial services company.

Detractors from performance included Beauty Community, Medy-Tox and Cosmax.

Beauty Community is a Thai skincare and cosmetics company. A decline in Chinese tourists, a crackdown on informal exports to China as well as weak wholesale exports to China- which make up 19% of total sales- have created long-term headwinds from which Beauty Community has struggled to recover. The company also faces fierce competition at home from new market entrants offering generous promotions on goods. We monitored managements’ recovery strategy, which included an increase in SKUs, store remodels and a new product pipeline and yet we still felt these measures are not adequate to reorient the company. For these reasons, we exited this position.

Medy-Tox Inc. is a Korean maker of botulinum toxin (commonly known as Botox) and dermal fillers. Medy was hurt by general weakness in the cosmetic segment and increased Chinese regulatory pressure on “gray-market” injectable sellers. The company was also hurt by its continued

conflict with a competitor that it has accused of corporate espionage. This case is currently being overseen by the International Trade Commission (ITC). Additionally, allegations surfaced in July that Medy-Tox sold Meditoxin a decade ago to hospitals without proper approval from the government, resulting in major pressure on the stock. We will continue to carefully monitor these developments.

Cosmax is a Korean ODM (original design manufacturer) for mass market color cosmetics and skincare. Approximately 56% of sales are generated in Korea, 36% in China and most of the rest in the US. The stock price has been under pressure since its Chinese operations, which manufacture products for Chinese local brands, grew far slower than expected. Cosmax’s customers reduced inventory levels in response to the rapidly changing preferences of Chinese customers and stagnant offline cosmetic sales. Cosmax rapidly built capacity over the last few years causing its utilization rate to fall. For these reasons, we have exited this position.

STRATEGY & OUTLOOK

The EM Universe has changed. It now provides investors with more choices and allows them to be better positioned for structural growth. This evolution has not been fully captured by the indexes, which are market cap weighted and, therefore, backward-looking. We see the lack of focus on the transformational growth areas within EM provide as a great opportunity for active managers to create long-term value.

7      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Designed to be a compliment to the large cap focused EM funds many investors already hold, the Emerging Market Innovators Fund (EMI) was conceived with the thesis that an increasingly large number of attractive growth opportunities in the emerging markets are found in the mid- and small-cap universe. Often these companies are overlooked by investors who have primarily focused on large cap Emerging Market stocks, which dominate the index funds, and ETFs.

We use innovation as a mental model to help seek the companies creating differentiated businesses with long-term durable competitive advantages. “Innovation” in our context can be a product, brand, business model or strategic differentiation that potentially creates an entirely new market (this is what we call transformational innovation) or allows for rapid market-share gains within an existing market.

8      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

China	24.5%
Taiwan	18.1
United States	12.9
India	8.7
South Korea	8.3
Brazil	8.0
Hong Kong	2.9
South Africa	2.5
Indonesia	2.1
Mexico	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019, and are based on total market value of investments.

TOP TEN COMMON STOCK HOLDINGS

Globant SA	3.1%
Baozun, Inc., Sponsored ADR	2.6
Sunny Optical Technology Group Co. Ltd.	2.6
Chailease Holding Co. Ltd.	2.6
ASMedia Technology, Inc.	2.6
Localiza Rent a Car SA	2.5
Wuxi Biologics Cayman, Inc.	2.3
Zhongsheng Group Holdings Ltd.	2.3
Huazhu Group Ltd., ADR	2.2
Pagseguro Digital Ltd., Cl. A	2.2

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019, and are based on the total market value of common stocks.

For more current Fund holdings, please visit invesco.com.

9      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/19

	Inception Date	1-Year	5-Year	Since Inception
Class A (EMIAX)	6/30/14	-5.11%	-0.09%	-0.22%
Class C (EMVCX)	6/30/14	-5.95	-0.87	-1.00
Class R (EMIRX)	6/30/14	-5.44	-0.38	-0.50
Class Y (EMIYX)	6/30/14	-4.97	0.14	0.02
Class R5 (EMIMX)[1]	5/24/19	-5.01	-0.07	-0.20
Class R6 (EMVIX)[2]	6/30/14	-4.74	0.36	0.23

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/19

	Inception Date	1-Year	5-Year	Since Inception
Class A (EMIAX)	6/30/14	-10.29%	-1.22%	-1.31%
Class C (EMVCX)	6/30/14	-6.89	-0.87	-1.00
Class R (EMIRX)	6/30/14	-5.44	-0.38	-0.50
Class Y (EMIYX)	6/30/14	-4.97	0.14	0.02
Class R5 (EMIMX)[1]	5/24/19	-5.01	-0.07	-0.20
Class R6 (EMVIX)[2]	6/30/14	-4.74	0.36	0.23
1. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

10      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

The Fund’s performance is compared to the performance of the MSCI Emerging Markets Mid Cap Index, which is designed to measure performance of mid-capitalization, global emerging market equities. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Actual	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During 6 Months Ended August 31, 2019[1,2]
Class A	$1,000.00	$997.00	$8.54
Class C	1,000.00	992.70	12.33
Class R	1,000.00	994.90	9.85
Class Y	1,000.00	997.00	7.22
Class R5	1,000.00	998.00	3.45
Class R6	1,000.00	999.00	6.32

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.69	8.63
Class C	1,000.00	1,012.91	12.46
Class R	1,000.00	1,015.38	9.95
Class Y	1,000.00	1,018.00	7.30
Class R5	1,000.00	1,018.80	6.48
Class R6	1,000.00	1,018.90	6.38

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 99/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.69%
Class C	2.44
Class R	1.95
Class Y	1.43
Class R5	1.27
Class R6	1.25

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the

13      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

14      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

SCHEDULE OF INVESTMENTS August 31, 2019

	Shares	Value
Common Stocks—92.5%
Consumer Discretionary—24.4%
Auto Components—2.6%
Cub Elecparts, Inc.	990,386	$9,017,175
Minth Group Ltd.	2,316,000	6,985,061
		16,002,236
Diversified Consumer Services—4.1%
China Education Group Holdings Ltd.	1,524,000	2,259,811
Fu Shou Yuan International Group Ltd.	9,828,000	9,495,542
Koolearn Technology Holding Ltd.[1,2]	1,685,000	2,693,072
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	38,660	4,384,044
TAL Education Group, ADR[1]	161,490	5,753,889
		24,586,358
Entertainment—1.7%
NCSoft Corp.	23,325	10,332,397
Hotels, Restaurants & Leisure—4.4%
Alsea SAB de CV1	2,700,075	5,758,112
Huazhu Group Ltd., ADR	411,936	13,606,246
Mandarin Oriental International Ltd.	28,100	39,007
Yum China Holdings, Inc.	154,620	7,024,387
		26,427,752
Interactive Media & Services—1.5%
Kakao Corp.	81,673	9,055,319
Internet & Catalog Retail—2.6%
Baozun, Inc., Sponsored ADR[1]	346,060	15,835,706
Specialty Retail—5.5%
Ace Hardware Indonesia Tbk PT	104,575,200	12,712,151
JUMBO SA	361,634	6,941,518
Zhongsheng Group Holdings Ltd.	4,395,000	13,686,486
		33,340,155
Textiles, Apparel & Luxury Goods—2.0%
Eclat Textile Co. Ltd.	232,427	2,836,457

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
Fila Korea Ltd.	192,934	$9,108,671
HOSA International Ltd.[1,3]	6,382,000	0
		11,945,128
Consumer Staples—5.1%
Food & Staples Retailing—3.2%
Clicks Group Ltd.	483,649	6,339,807
Philippine Seven Corp.	347,322	961,490
President Chain Store Corp.	610,000	5,670,068
Raia Drogasil SA	280,000	6,223,424
		19,194,789
Food Products—0.1%
Vietnam Dairy Products JSC	152,392	807,318
Personal Products—1.8%
Natura Cosmeticos SA	497,300	7,923,655
TCI Co. Ltd.	326,838	3,200,592
		11,124,247
Financials—13.2%
Commercial Banks—6.7%
Banco Davivienda SA, Preference	683,218	8,263,750
Bank of the Philippine Islands	1,453,430	2,455,020
Capitec Bank Holdings Ltd.	125,550	9,061,700
Commercial International Bank Egypt SAE	1,483,950	7,189,405
Credicorp Ltd.	16,760	3,471,331
Equity Group Holdings plc	14,560,854	5,620,354
OTP Bank Nyrt	115,575	4,598,692
		40,660,252
Consumer Finance—2.4%
Cholamandalam Investment & Finance Co. Ltd.	1,577,090	5,938,733
Gentera SAB de CV	8,010,525	5,995,453
KRUK SA	68,742	2,865,745
		14,799,931
Diversified Financial Services—2.6%
Chailease Holding Co. Ltd.	3,943,428	15,608,581

15      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Real Estate Management & Development—1.5%
Oberoi Realty Ltd.	1,102,453	$8,770,906

Health Care—12.0%
Biotechnology—5.8%
Biocon Ltd.	3,060,877	10,091,078
Innovent Biologics, Inc.[1,2]	2,774,000	8,944,174
Medy-Tox, Inc.	18,726	5,415,810
Seegene, Inc.[1]	355,777	6,357,743
TaiMed Biologics, Inc.[1]	875,000	4,060,058
		34,868,863
Health Care Providers & Services—1.7%
Odontoprev SA	2,508,500	10,310,232
Life Sciences Tools & Services—3.2%
Syngene International Ltd.[2]	1,231,172	5,330,440
Wuxi Biologics Cayman, Inc.[1,2]	1,338,000	14,040,612
		19,371,052
Pharmaceuticals—1.3%
Caregen Co. Ltd.	40,349	2,293,522
Hansoh Pharmaceutical Group Co. Ltd.[1,2]	1,750,000	5,902,161
		8,195,683
Industrials—13.2%
Air Freight & Couriers—1.6%
Kerry Logistics Network Ltd.	6,235,500	9,637,001
Commercial Services & Supplies—1.1%
Sunny Friend Environmental Technology Co. Ltd.	783,118	6,514,235
Construction & Engineering—1.9%
Voltas Ltd.	1,248,378	11,192,191
Electrical Equipment—1.8%
Havells India Ltd.	162,019	1,539,375
Voltronic Power Technology Corp.[1]	417,884	9,363,955
		10,903,330
Machinery—1.7%
Airtac International Group[1]	695,093	7,144,538
Estun Automation Co. Ltd., Cl. A	2,341,223	2,995,196
		10,139,734

	Shares	Value
Marine—1.5%
SITC International Holdings Co. Ltd.	8,828,000	$9,129,988
Road & Rail—2.5%
Localiza Rent a Car SA	1,347,675	15,309,015
Transportation Infrastructure—1.1%
International Container Terminal Services, Inc.	2,585,690	6,738,661
Information Technology—23.0%
Electronic Equipment, Instruments, & Components—5.1%
Huami Corp., ADR[1]	301,056	2,983,465
Largan Precision Co. Ltd.	46,000	5,686,697
Sunny Optical Technology Group Co. Ltd.	1,140,400	15,625,575
Taiwan Union Technology Corp.	1,685,000	6,910,325
		31,206,062
IT Services—4.0%
My EG Services Bhd	31,841,650	10,701,316
Pagseguro Digital Ltd., Cl. A1	272,180	13,598,113
		24,299,429
Semiconductors & Semiconductor Equipment—8.4%
ASMedia Technology, Inc.	968,000	15,522,841
ASPEED Technology, Inc.	251,000	6,136,683
eMemory Technology, Inc.	266,000	3,072,142
Koh Young Technology, Inc.	125,016	7,906,820
LandMark Optoelectronics Corp.	1,042,000	8,648,222
Silergy Corp.	421,000	9,348,034
		50,634,742
Software—5.5%
Globant SA1	195,490	18,557,866
Kingdee International Software Group Co. Ltd.	6,434,300	5,785,337

16      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

	Shares	Value
Software (Continued)
Linx SA	1,132,200	$8,716,381
		33,059,584
Materials—1.6%
Chemicals—0.3%
Coromandel International Ltd.	302,674	1,631,836
Construction Materials—1.3%
Dalmia Bharat Ltd.	299,261	3,764,425
Shree Cement Ltd.	16,801	4,366,096
		8,130,521
Total Common Stocks (Cost $476,154,504)		559,763,234

	Shares	Value
Investment Company—7.5%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%[4] (Cost $45,723,890)	45,723,890	$45,724,393
Total Investments, at Value (Cost $521,878,394)	100.0%	605,487,627
Net Other Assets (Liabilities)	(0.0)	(283,605)

Net Assets	100.0%	$605,204,022

Footnotes to Schedule of Investments

1. Non-income producing security.

2. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $36,910,459, which represented 6.10% of the Fund’s Net Assets.

3. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

4. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
China	$148,316,813	24.5%
Taiwan	109,392,569	18.1
United States	77,880,372	12.9
India	52,625,081	8.7
South Korea	50,470,282	8.3
Brazil	48,482,708	8.0
Hong Kong	17,837,981	2.9
South Africa	15,401,506	2.5
Indonesia	12,712,151	2.1
Mexico	11,753,565	1.9
Malaysia	10,701,316	1.8
Philippines	10,155,171	1.7
Colombia	8,263,750	1.4
Egypt	7,189,405	1.2
Greece	6,941,518	1.1
Kenya	5,620,354	0.9
Hungary	4,598,692	0.8
Peru	3,471,331	0.6
Poland	2,865,745	0.5

17      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

SCHEDULE OF INVESTMENTS Continued

Geographic Holdings (Continued)	Value	Percent
Vietnam	$807,317	0.1%

Total	$605,487,627	100.0%

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $476,154,504)	$559,763,234
Affiliated companies (cost $45,723,890)	45,724,393

605,487,627
Cash	300,000
Cash—foreign currencies (cost $292,814)	258,805
Receivables and other assets:
Investments sold	995,627
Dividends	885,414
Shares of beneficial interest sold	243,529
Other	60,841

Total assets	608,231,843

Liabilities
Payables and other liabilities:
Foreign capital gains tax	1,529,368
Shares of beneficial interest redeemed	1,077,637
Transfer and shareholder servicing agent fees	119,787
Distribution and service plan fees	43,020
Advisory fees	37,649
Shareholder communications	23,200
Trustees’ compensation	9,276
Administration fees	40
Other	187,844

Total liabilities	3,027,821

Net Assets	$605,204,022

Composition of Net Assets
Shares of beneficial interest	$602,007,008
Total distributable earnings	3,197,014

Net Assets	$605,204,022

19      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $80,454,237 and 8,169,347 shares of beneficial interest outstanding)	$9.85

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$10.42

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,660,842 and 2,808,144 shares of beneficial interest outstanding)	$9.49

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $7,515,909 and 772,079 shares of beneficial interest outstanding)	$9.73

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $212,529,823 and 21,354,347 shares of beneficial interest outstanding)	$9.95

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,341 and 1,049 shares of beneficial interest outstanding)	$9.86

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $278,032,870 and 27,695,413 shares of beneficial interest outstanding)	$10.04

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT

OF OPERATIONS For the Year Ended August 31, 2019

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $838,990)	$7,400,101
Affiliated companies	1,090,258
Interest	43,473
Total investment income	8,533,832
Expenses

Advisory fees	6,794,792

Administration fees	7,190
Distribution and service plan fees:
Class A	208,313
Class C	322,778
Class R	34,329
Transfer and shareholder servicing agent fees:
Class A	161,617
Class C	61,495
Class R	13,063
Class Y	450,803
Class R5	1
Class R6	49,025
Shareholder communications:
Class A	8,214
Class C	3,396
Class R	1,291
Class Y	17,001
Class R6	11,909
Custodian fees and expenses	368,649
Trustees’ compensation	11,599
Borrowing fees	11,492
Other	245,920
Total expenses	8,782,877
Less waivers, reimbursements of expenses, and expense offset arrangement(s)	(81,150)
Net expenses	8,701,727

Net Investment Loss	(167,895)

21      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT

OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:

Investment transactions in unaffiliated companies (net of foreign capital gains tax of $6,902)	$(56,763,821)

Foreign currency transactions	(225,835)

Net realized loss	(56,989,656)
Net change in unrealized appreciation/(depreciation) on:

Investment transactions in:

Unaffiliated companies (net of foreign capital gains tax of $1,294,065)	41,797,572

Affiliated companies	503

Translation of assets and liabilities denominated in foreign currencies	(2,818)

Net change in unrealized appreciation/(depreciation)	41,795,257
Net Decrease in Net Assets Resulting from Operations	$(15,362,294)

See accompanying Notes to Financial Statements.

22      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment loss	$(167,895)	$(324,339)
Net realized gain (loss)	(56,989,656)	11,347,777
Net change in unrealized appreciation/(depreciation)	41,795,257	(41,182,070)
Net decrease in net assets resulting from operations	(15,362,294)	(30,158,632)
Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	—	(197,910)
Class C	—	—
Class R	—	(3,421)
Class Y	—	(823,021)
Class R5	—	—
Class R6	—	(158,922)
Total distributions from distributable earnings	—	(1,183,274)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(12,295,214)	18,406,177
Class C	(9,155,459)	10,170,178
Class R	992,778	3,736,385
Class Y	(53,894,034)	104,621,163
Class R5	10,000	—
Class R6	165,025,902	89,051,985
Total beneficial interest transactions	90,683,973	225,985,888
Net Assets
Total increase	75,321,679	194,643,982
Beginning of period	529,882,343	335,238,361
End of period	$605,204,022	$529,882,343

1. The Securities exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$10.38	$10.67	$8.87	$8.22	$9.93
Income (loss) from investment operations:
Net investment loss[1]	(0.02)	(0.02)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	(0.51)	(0.25)	1.83	0.68	(1.67)
Total from investment operations	(0.53)	(0.27)	1.80	0.65	(1.69)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.02)	0.00	0.00	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.01)
Total dividends and/or distributions to shareholders	0.00	(0.02)	0.00	0.00	(0.02)
Net asset value, end of period	$9.85	$10.38	$10.67	$8.87	$8.22

Total Return, at Net Asset Value[2]	(5.11)%	(2.52)%	20.29%	7.91%	(17.10)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,454	$97,641	$84,324	$64,713	$41,993
Average net assets (in thousands)	$85,050	$111,837	$65,566	$55,666	$61,498
Ratios to average net assets:[3]
Net investment loss	(0.25)%	(0.18)%	(0.35)%	(0.31)%	(0.21)%
Expenses excluding specific expenses listed below	1.71%	1.70%	1.77%	1.75%	1.71%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Total expenses[5]	1.71%	1.70%	1.77%	1.75%	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.70%	1.69%	1.70%	1.71%	1.70%
Portfolio turnover rate[6]	36%	24%	23%	26%	34%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	1.72%
Year Ended August 31, 2018	1.71%
Year Ended August 31, 2017	1.78%
Year Ended August 31, 2016	1.76%
Year Ended August 31, 2015	1.72%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

24      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Class C	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$10.09	$10.42	$8.74	$8.16	$9.92
Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.10)	(0.10)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	(0.51)	(0.23)	1.78	0.67	(1.67)
Total from investment operations	(0.60)	(0.33)	1.68	0.58	(1.75)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.01)
Total dividends and/or distributions to shareholders	0.00	0.00	0.00	0.00	(0.01)
Net asset value, end of period	$9.49	$10.09	$10.42	$8.74	$8.16

Total Return, at Net Asset Value[2]	(5.95)%	(3.17)%	19.22%	7.24%	(17.80)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,661	$38,156	$30,168	$19,616	$10,795
Average net assets (in thousands)	$32,285	$39,496	$22,635	$15,335	$7,615
Ratios to average net assets:[3]
Net investment loss	(1.01)%	(0.94)%	(1.11)%	(1.10)%	(0.88)%
Expenses excluding specific expenses listed below	2.45%	2.46%	2.52%	2.50%	2.69%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Total expenses[5]	2.45%	2.46%	2.52%	2.50%	2.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.44%	2.45%	2.50%	2.49%	2.50%
Portfolio turnover rate[6]	36%	24%	23%	26%	34%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	2.46%
Year Ended August 31, 2018	2.47%
Year Ended August 31, 2017	2.53%
Year Ended August 31, 2016	2.51%
Year Ended August 31, 2015	2.70%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

25      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$10.29	$10.59	$8.83	$8.20	$9.93
Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.05)	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	(0.51)	(0.24)	1.81	0.68	(1.69)
Total from investment operations	(0.56)	(0.29)	1.76	0.63	(1.72)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.01)
Total dividends and/or distributions to shareholders	0.00	(0.01)	0.00	0.00	(0.01)
Net asset value, end of period	$9.73	$10.29	$10.59	$8.83	$8.20

Total Return, at Net Asset Value[2]	(5.44)%	(2.77)%	19.93%	7.68%	(17.38)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,516	$6,884	$3,606	$1,692	$966
Average net assets (in thousands)	$6,905	$6,023	$2,336	$1,253	$555
Ratios to average net assets:[3]
Net investment loss	(0.51)%	(0.45)%	(0.55)%	(0.60)%	(0.36)%
Expenses excluding specific expenses listed below	1.95%	1.97%	2.03%	2.02%	2.24%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Total expenses[5]	1.95%	1.97%	2.03%	2.02%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%	1.96%	2.00%	2.00%	2.00%
Portfolio turnover rate[6]	36%	24%	23%	26%	34%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	1.96%
Year Ended August 31, 2018	1.98%
Year Ended August 31, 2017	2.04%
Year Ended August 31, 2016	2.03%
Year Ended August 31, 2015	2.25%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

26      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Class Y	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$10.47	$10.75	$8.92	$8.24	$9.94
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00)[2]	0.01	(0.01)	(0.00)[2]	0.01
Net realized and unrealized gain (loss)	(0.52)	(0.25)	1.84	0.68	(1.68)
Total from investment operations	(0.52)	(0.24)	1.83	0.68	(1.67)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.04)	0.00	0.00	(0.02)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.01)
Total dividends and/or distributions to shareholders	0.00	(0.04)	0.00	0.00	(0.03)
Net asset value, end of period	$9.95	$10.47	$10.75	$8.92	$8.24

Total Return, at Net Asset Value[3]	(4.97)%	(2.23)%	20.52%	8.25%	(16.92)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$212,530	$281,465	$193,261	$162,599	$68,697
Average net assets (in thousands)	$237,068	$253,099	$153,808	$128,076	$38,619
Ratios to average net assets:[4]
Net investment income (loss)	0.00%[5]	0.06%	(0.10)%	(0.03)%	0.14%
Expenses excluding specific expenses listed below	1.46%	1.46%	1.52%	1.50%	1.72%
Interest and fees from borrowings[5]	0.00%	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	1.46%	1.46%	1.52%	1.50%	1.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Portfolio turnover rate[7]	36%	24%	23%	26%	34%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	1.47%
Year Ended August 31, 2018	1.47%
Year Ended August 31, 2017	1.53%
Year Ended August 31, 2016	1.51%
Year Ended August 31, 2015	1.73%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements

27      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS Continued

Class R5	Period Ended August 31, 2019[1]

Per Share Operating Data
Net asset value, beginning of period	$9.53

Income (loss) from investment operations:
Net investment income[2]	0.00
Net realized and unrealized gain	0.33

Total from investment operations	0.33

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00
Distributions from net realized gain	0.00

Total dividends and/or distributions to shareholders	0.00

Net asset value, end of period	$9.86

Total Return, at Net Asset Value[3]	3.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10

Average net assets (in thousands)	$10

Ratios to average net assets:[4]
Net investment income	0.15%
Expenses excluding specific expenses listed below	1.28%
Interest and fees from borrowings	0.00%

Total expenses[5]	1.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%

Portfolio turnover rate[6]	36%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended August 31, 2019	1.29%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements

28      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Class R6	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$10.54	$10.82	$8.96	$8.26	$9.94
Income (loss) from investment operations:
Net investment income[1]	0.02	0.03	0.03	0.06	0.05
Net realized and unrealized gain (loss)	(0.52)	(0.25)	1.83	0.64	(1.70)
Total from investment operations	(0.50)	(0.22)	1.86	0.70	(1.65)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.06)	0.00	0.00	(0.02)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.01)
Total dividends and/or distributions to shareholders	0.00	(0.06)	0.00	0.00	(0.03)
Net asset value, end of period	$10.04	$10.54	$10.82	$8.96	$8.26

Total Return, at Net Asset Value[2]	(4.74)%	(2.06)%	20.89%	8.35%	(16.68)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$278,033	$105,736	$23,879	$7,332	$102
Average net assets (in thousands)	$234,650	$49,969	$11,916	$2,128	$64
Ratios to average net assets:[3]
Net investment income	0.18%	0.26%	0.30%	0.65%	0.54%
Expenses excluding specific expenses listed below	1.27%	1.29%	1.32%	1.33%	1.60%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Total expenses[5]	1.27%	1.29%	1.32%	1.33%	1.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.24%	1.25%
Portfolio turnover rate[6]	36%	24%	23%	26%	34%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	1.28%
Year Ended August 31, 2018	1.30%
Year Ended August 31, 2017	1.33%
Year Ended August 31, 2016	1.34%
Year Ended August 31, 2015	1.61%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements

29      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Emerging Markets Innovators Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Emerging Markets Innovators Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an

30      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting

31      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment

32      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$76,979,427	$80,182,291

33      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. At period end, the Fund had $76,666,560 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. The Fund had $222,031 of post-October foreign currency losses which were deferred.

3. The Fund had $90,836 of post-October passive foreign investment company losses which were deferred.

4. During the reporting period, the Fund did not utilize any capital loss carryforward.

5. During the previous reporting period, the Fund utilized $12,158,078 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Realized Loss
$1,885,076	$1,885,076

The tax character of distributions paid during the reporting periods:

	Year Ended August 31, 2019	Year Ended August 31, 2018
Distributions paid from:
Ordinary income	$—	$1,183,274

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$523,736,604
Federal tax cost of other investments	292,814
Total federal tax cost	$524,029,418
Gross unrealized appreciation	$125,096,890
Gross unrealized depreciation	(44,914,599)
Net unrealized appreciation	$80,182,291

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is

34      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

realized.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from

35      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $500 million	1.15%
Next $500 million	1.10
Next $4 billion	1.05
Over $5 billion	1.00

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended August 31, 2019, the effective advisory fees incurred by the Fund was 1.14%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $4,881,229 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.70%, 2.46%, 1.98%, 1.45%, 1.30% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1)

36      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2019, the Adviser waived advisory fees of $48,059 and reimbursed fund expenses of $277, $1,529 and $27,352 for Class A, Class Y and Class R6 shares, respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class C, Class R, Class Y and Class R6 shares to 1.70%, 2.50%, 2.00%, 1.45% and 1.25%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended August 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are

37      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended August 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2019, IDI advised the Fund that IDI retained $5,908 in front-end sales commissions from the sale of Class A shares and $9,430 and $1,226 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $39,113 in front–end sales commissions from the sale of Class A shares and $3,338 and $7,350 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no

38      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$52,362,384	$95,162,667	$0	$147,525,051
Consumer Staples	14,147,079	16,979,275	—	31,126,354
Financials	17,730,534	62,109,136	—	79,839,670
Health Care	10,310,232	62,435,598	—	72,745,830
Industrials	18,304,211	61,259,944	—	79,564,155
Information Technology	43,855,825	95,343,992	—	139,199,817
Materials	—	9,762,357	—	9,762,357
Investment Company	45,724,393	—	—	45,724,393

Total Assets	$202,434,658	$403,052,969	$0	$605,487,627

Note 4 – Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,933.

Note 5 – Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the

39      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2019 was $277,095,455 and $198,849,842, respectively.

Note 8 – Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2019[1]		Year Ended August 31, 2018
	Shares	Amount	Shares	Amount

Class A
Sold	2,831,685	$27,135,496	6,491,611	$74,827,295
Dividends and/or distributions reinvested	—	—	17,794	197,154
Redeemed	(4,065,625)	(39,430,710)	(5,008,718)	(56,618,272)

Net increase (decrease)	(1,233,940)	$(12,295,214)	1,500,687	$18,406,177

Class C
Sold	675,184	$6,281,216	1,727,382	$19,365,900
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(1,649,989)	(15,436,675)	(839,009)	(9,195,722)

Net increase (decrease)	(974,805)	$(9,155,459)	888,373	$10,170,178

40      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

	Year Ended August 31, 2019[1]		Year Ended August 31, 2018
	Shares	Amount	Shares	Amount

Class R
Sold	298,488	$2,854,027	449,968	$5,094,935
Dividends and/or distributions reinvested	—	—	310	3,408
Redeemed	(195,415)	(1,861,249)	(121,838)	(1,361,958)

Net increase	103,073	$992,778	328,440	$3,736,385

Class Y
Sold	9,320,886	$88,483,577	14,401,215	$166,676,312
Dividends and/or distributions reinvested	—	—	73,150	814,890
Redeemed	(14,855,717)	(142,377,611)	(5,562,480)	(62,870,039)

Net increase (decrease)	(5,534,831)	$(53,894,034)	8,911,885	$104,621,163

Class R5[2]
Sold	1,049	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	1,049	$10,000	—	$—

Class R6
Sold	20,331,432	$191,144,970	8,020,236	$91,304,613
Dividends and/or distributions reinvested	—	—	13,686	153,282
Redeemed	(2,667,474)	(26,119,068)	(209,593)	(2,405,910)

Net increase	17,663,958	$165,025,902	7,824,329	$89,051,985

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 25% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

2. Commencement date after the close of business on May 24, 2019.

Note 9 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

41      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Oppenheimer Emerging Markets Innovators Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Emerging Markets Innovators Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations and the statement of changes in net assets for the year ended August 31, 2019, including the related notes, and the financial highlights for each of the periods ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations and changes in its net assets for the year ended August 31, 2019 and the financial highlights for each of the periods ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Emerging Markets Innovators Fund (formerly known as Oppenheimer Emerging Markets Innovators Fund) as of and for the year ended August 31, 2018 and the financial highlights for each of the periods ended on or prior to August 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, TX

October 29, 2019

42      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

43      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

44      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $3,138,959 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

45      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Emerging Markets Innovators Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

46      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

47      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub- Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub- Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

48      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub- Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’

49      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTRACTS Unaudited / Continued

expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

50      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

● Quarterly statements

● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

51      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Emerging Markets Innovators Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Emerging Markets Innovators Fund into Invesco Oppenheimer Emerging Markets Innovators Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	38,770,815	609,078	1,051,374	0

52      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Investments Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			230	None

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	230	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

53      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

54      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

55      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	230	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	230	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	230	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry	230	None

56      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Jack M. Fields (Continued)		company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	230	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	230	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the	230	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

57      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Elizabeth Krentzman (Continued)		Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	230	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	230	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non- profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			230	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	230	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

58      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	230	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	230	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	230	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	230	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	230	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and	230	ISO New England, Inc. (non-profit organization managing regional electricity market)

59      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Christopher L. Wilson (Continued)		consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

60      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust,	N/A	N/A

61      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds

			N/A	N/A

62      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)		Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and

			N/A	N/A

63      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)		General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

64      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer–Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self- Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

65      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	JPMorgan Chase Bank
LLP	Goodwin Procter LLP	Services, Inc.	4 Chase Metro Tech
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	Center
Suite 2600	Washington, D.C. 20001	Suite 1000	Brooklyn, NY 11245
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

66      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1 NTD

67      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

68      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

69      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

INVESCO’S PRIVACY NOTICE Continued

• Request that we amend, rectify, delete or update the personal data we hold about you;

• Where possible (e.g. in relation to marketing) amend or update your choices around processing;

• Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

70      INVESCO OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

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Invesco Distributors, Inc.	O-EMI-AR-1	10272019

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr., Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr., Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC (“PwC”) advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Senior Associate, a PwC Manager and a PwC Director each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments (or with respect to the PwC Senior Associate and one PwC Manager. was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibilities for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;
•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;
•

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

•

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

•

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;
•

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the series of the Registrant with a fiscal year end of August 31, 2019 (each a “Fund”) aggregate fees for services rendered to these Funds as shown in the following table. Each Fund is newly organized and was created, respectively, for the purpose of acquiring the assets and liabilities of a corresponding predecessor fund (each, a “Reorganization”). Each Reorganization was consummated after the close of business on May 24, 2019, prior to which each Fund had not yet commenced operations. Accordingly, the information shown in the following table has been provided for the periods since each Fund’s commencement of operations. The Audit Committee pre-approved all audit and non-audit services provided to the Funds.

Fees Billed for Services Rendered to the Registrant for fiscal year end 2019
Audit Fees	$147,569
Audit-Related Fees	$0
Tax Fees(1)	$21,976
All Other Fees	$0

Total Fees	$169,545

(g)	PwC billed the Registrant aggregate non-audit fees of $21,976 for the fiscal year ended August 31, 2019

(1)	Tax Fees for the fiscal year ended August 31, 2019 include fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), each Fund’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to each Fund (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the periods since each Fund’s commencement of operations as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates.

Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$690,000
Tax Fees	$0
All Other Fees	$0

Total Fees	$690,000

(1)	Audit-Related Fees for the fiscal year ended August 31, 2019 include fees billed related to reviewing controls at a service organization.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $3,901,000 for the fiscal year ended August 31, 2019 for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $34 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s

Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;
•	Human resources;
•	Broker-dealer, investment adviser, or investment banking services ;
•	Legal services;
•	Expert services unrelated to the audit;
•	Any service or product provided for a contingent fee or a commission;
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of October 22, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 22, 2019, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 7, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 7, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	November 7, 2019